As filed with the Securities and Exchange Commission on January 25, 2001


                                               Securities Act File No. 2-10685
                                       Investment Company Act File No. 811-214

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       |X|
                          Pre-Effective Amendment No.                   | |
                      Post-Effective Amendment No. 90                   |X|
                                    and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|
                               Amendment No.                            |X|
                       (Check Appropriate Box or Boxes)

                          SENTINEL GROUP FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)

               National Life Drive
               Montpelier, Vermont                                   05604
      (Address of Principal Executive Offices)                     (Zip Code)

                                (802) 229-3900
             (Registrant's Telephone Number, including Area Code)


         D. Russell Morgan, Esq.                           Copy to:
     c/o Sentinel Group Funds, Inc.                John A. MacKinnon, Esq.
           National Life Drive                         Brown & Wood LLP
       Montpelier, Vermont 05604                    One World Trade Center
 (Name and Address of Agent for Service)         New York, New York 10048-0557

                               ----------------

    It is proposed that this filing will become effective
    (check appropriate box)
           |_| immediately upon filing pursuant to paragraph (b) |_| on (date) pursuant to paragraph (b)
           |_| 60 days after filing pursuant to paragraph (a)(1) |X| on March 30, 2001 pursuant to paragraph (a)(1)
           |_| 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) of Rule 485.

    If appropriate, check the following box:

           |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                ---------------


Title of Securities Being Registered: Common Stock, par value $.01 per share.




                            Subject to Completion
                         Preliminary Prospectus Dated
                               January 25, 2001

                                Sentinel Funds

                              P R O S P E C T U S


                             Dated March 30, 2001

Sentinel Flex Cap Opportunity Fund
Sentinel Small Company Fund
Sentinel Mid Cap Growth Fund
Sentinel World Fund
Sentinel Growth Index Fund
Sentinel Common Stock Fund
Sentinel Balanced Fund
Sentinel High Yield Bond Fund
Sentinel Bond Fund
Sentinel Tax-Free Income Fund
Sentinel New York Tax-Free Income Fund
Sentinel Pennsylvania Tax-Free Trust
Sentinel Government Securities Fund
Sentinel Short Maturity Government Fund
Sentinel U.S. Treasury Money Market Fund

For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863) 62 Visit us online at www.sentinelfunds.com

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

          Sentinel Funds o National Life Drive o Montpelier, VT 05604


Table of Contents

Key Facts About the Sentinel Funds........................
Details About the Funds' Investment
    Objectives, Principal Investment Strategies
    and Related Risks.....................................
Purchase Options..........................................
How to Buy, Sell, Exchange and Transfer Shares............
How the Funds are Priced..................................
Dividends, Capital Gains and Taxes........................
Management of the Funds...................................
Financial Highlights......................................



Key Facts about the Sentinel Funds

What are the main goals and investment strategies of each of the Sentinel
Funds?

This prospectus contains information about the fifteen mutual funds that comprise the Sentinel Family of Funds.

In this prospectus, each Sentinel Fund is referred to individually as a "Fund". Sentinel Advisors Company is the investment advisor for each Fund. We cannot guarantee that any Fund will achieve its goals. A brief description of each Fund follows:

Sentinel Flex Cap Opportunity Fund seeks long-term capital appreciation. The Fund will invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The Fund invests primarily in "growth" stocks of companies of all sizes. The Fund may borrow money to purchase additional investments. Income is not an important factor in selecting investments. [Pie Chart]

Sentinel Small Company Fund seeks growth of capital, by investing mainly in common stocks of small and medium-sized companies that Sentinel Advisors believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks. [Pie Chart]

Sentinel Mid Cap Growth Fund seeks growth of capital, by focusing its investments on common stocks of mid-sized growing companies. Income is not a factor in selecting stocks. [Pie Chart]

Sentinel World Fund seeks growth of capital, by investing in common stocks of established non-U.S. companies, or in U.S. companies that conduct their business mainly outside the United States. [Pie Chart]

Sentinel Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P/BARRA Growth Index, by investing in common stocks of the companies comprising the Index in approximately the same weightings as the Index. [Pie Chart]

Sentinel Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole, by investing in a diverse group of common stocks of well-established companies. [Pie Chart]

Sentinel Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value, by investing in both common stocks and bonds. [Pie Chart]

Sentinel High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds, sometimes called "junk bonds", that have higher effective interest rates than investment grade bonds. These lower rated bonds are more speculative and more likely to default than investment grade bonds. [Pie Chart]

Sentinel Bond Fund seeks high current income while seeking to control risk by investing mainly in investment grade bonds. [Pie Chart]

Sentinel Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade municipal bonds. [Pie Chart]

Sentinel New York Tax-Free Income Fund seeks high current income exempt from federal income tax and New York State and New York City personal income taxes, while seeking to control risk, by investing in investment grade municipal bonds of New York issuers. [Pie Chart]

Sentinel Pennsylvania Tax-Free Trust seeks high current income exempt from federal and Pennsylvania income taxes, while seeking to control risk, by investing in investment grade municipal bonds of Pennsylvania issuers. [Pie Chart]

Sentinel Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds. [Pie Chart]

Sentinel Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing mainly in a portfolio of U.S. government bonds with a weighted average maturity of three years or less. [Pie Chart]

Sentinel U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing primarily in short-term direct obligations of the U.S. Treasury. [Pie Chart]


What are the main risks of investing in the Funds?

Investment in each Fund is subject to certain risks. Some of the risk factors described below affect more than one Fund; others are specific to certain Funds. More information on each Fund's risk factors is described under "Details About the Funds' Investment Objectives, Principal Investment Strategies, and Related Risks". We cannot guarantee that any of the Funds will achieve its goals.

Equity Fund Risks

The value of all equity funds, including the the Flex Cap Opportunity Fund, the Small Company Fund, the Mid Cap Growth Fund, the World Fund, the Growth Index Fund, the Common Stock Fund, and the Balanced Fund, may go up or down as the prices of the stocks held by these Funds go up or down. Changes in value may occur because the U.S. or other stock markets are rising or falling or due to business developments or other factors that affect the value of particular companies. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks could decline generally or underperform other types of investment assets. If the value of the stocks held in these Funds goes down, you may lose money. The stocks of smaller companies may be subject to greater changes in value than the stocks of larger, more established companies because they generally have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, small company stocks may trade less frequently and in lower share volumes, which could contribute to wider price fluctuations.


         The equity Funds are also subject to investment style risk, which is the chance that returns from the portion of the stock market on which they focus, for example large capitalization growth stocks for the Growth Index Fund, will trail returns from other asset classes or the overall stock market. Growth stocks and value stocks, and large company stocks and smaller company stocks, tend to go through cycles of performing better, or worse, than the stock market in general. These periods have, in the past, lasted for as long as several years. Growth stocks, and the Funds that focus on them (particularly the Flex Cap Opportunity Fund, the Mid Cap Growth Fund and the Growth Index Fund), also have a tendency to be more volatile than other investments. Because the Flex Cap Opportunity Fund has the flexibility to invest in companies of all sizes, there is a risk that the Fund may focus on a size category that performs worse than the overall stock market.

         In the case of the Growth Index Fund, there is the risk that the Fund will not track closely the performance of the S&P/BARRA Growth Index for a number of reasons, including the Fund's costs of buying and selling securities and the flow of money into and out of the Fund.

         By tracking the composition of the S&P/BARRA Growth Index, the Growth Index Fund may be "non-diversified" under SEC standards, if a few large companies remain large components of the index. A fund's risk grows as its holdings become less diversified.


         Since the Flex Cap Opportunity Fund has the ability to borrow money to leverage the Fund's assets, it is subject to the additional risk that the cost of borrowing will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed. An investment in the Flex Cap Opportunity Fund is best suited for investors who seek long-term capital growth and can tolerate substantial fluctuations in their investment's value. Compared with the other Sentinel Funds, the Flex Cap Opportunity Fund is likely to have the greatest price volatility, and may subject you to the highest risk of loss of your investment.

         Because the World Fund invests mainly in foreign countries, it is subject to additional risks. The World Fund's foreign stock investments may go up or down in value depending on the rise or fall of foreign stock markets, fluctuations in foreign exchange rates, foreign political and economic developments and U.S. and foreign laws relating to foreign investment. Non-U.S. securities also may be less liquid, more volatile and harder to value than U.S. securities. The World Fund may invest up to 15% of its total assets in emerging markets, where the above risks may be greater. If the value of the stocks held by the World Fund goes down, you may lose money.

Fixed Income Fund Risks

The High Yield, Bond, Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds, and the bond portion of the Balanced Fund, primarily invest in bonds. Bonds are subject to several types of risk. A bond's issuer may default on payments of interest or repayments of principal. The market also may judge that the odds that an issuer of bonds could default in the future have increased. Interest rates available in the market may increase, which would reduce the present value of the fixed payments to be received from outstanding bonds. Any of these factors could cause the value of bonds held by these Funds to fall. If the value of the portfolio investments falls, you could lose money.

         U.S. government bonds are very unlikely to default or to decline in credit quality. However, the value of U.S. government bonds generally will rise if interest rates fall, and fall if interest rates rise. The longer the remaining term of a bond, the more its value will tend to fluctuate as interest rates change. As a result, the Short Maturity Government Fund is subject to the least risk of the fixed-income Funds, since it invests mainly in U.S. government securities with relatively shorter maturities. However, the value of the shares of the Short Maturity Government Fund will fluctuate, and you could lose money in this Fund. The Government Securities Fund also faces very little credit quality risk, but since it invests in longer term securities, it faces more interest rate risk than the Short Maturity Government Fund. Both of these Funds, as well as the Bond Fund and the bond portion of the Balanced Fund, also invest in mortgage-backed securities, which have varying rates of principal repayments. When interest rates fall, mortgage prepayments generally increase, which may cause mortgage-backed securities to lose value. To the extent these Funds invest in mortgage-backed securities, they also are subject to extension risk. Extension risk is the possibility that when interest rates rise, prepayments occur at a slower than expected rate.

         In that event, a security that was considered short or intermediate-term at the time of purchase may effectively become a long-term security. Long-term securities generally tend to fluctuate more widely in response to changes in interest rates than shorter-term securities.

         The bonds in which the High Yield, Bond, Tax-Free Income, New York and Pennsylvania Funds, and the bond portion of the Balanced Fund invest are subject to default risk, or credit quality risk, as well as interest rate risk. Generally, the degree of default risk is reflected in the ratings of the securities. Investment grade rated securities generally are less subject to default risk than, for example, the lower rated securities in which the High Yield Fund invests. While any corporate or municipal security is subject to the risk of default, the lower the rating of a bond the more speculative it is and the more likely it is that the issuer may default or that the security may be downgraded.

         The High Yield Fund involves significantly more risk than the other fixed-income Funds, since it primarily invests in lower rated bonds while the other Funds primarily invest in higher quality bonds. In addition to greater default risk, lower rated bond values may experience greater fluctuations in value for several other reasons. An economic downturn is more likely to affect the ability of issuers who are less financially strong to make their bond payments. There may be less active trading in lower rated bond issues, and lower rated bond prices are more responsive to negative publicity or changes in investor perceptions. The risk of loss if a lower rated bond defaults also may be greater than for investment grade bonds because lower rated bonds are more likely to be unsecured and may be subordinated to other creditors.

         Because the New York and Pennsylvania Funds invest only in bonds of issuers in a single state, these Funds are more susceptible to the risk factors affecting municipal issuers in those states than funds which are more diversified geographically. These Funds are more sensitive to changes in the economic condition and governmental policies of their respective states. For example, the economic condition of a single significant industry within one of these states may impact municipal issuers in that state or that state's revenues.

Money Market Fund

The Money Market Fund invests primarily in short-term securities issued directly by the U.S. Treasury. It may also invest up to 25% of its total assets in repurchase agreements with respect to U.S. Treasury securities, and up to 10% of its total assets in shares of institutional money market funds which invest primarily in U.S. government securities. Repurchase agreements may subject the Fund to risk of loss if the other party to the repurchase agreement defaults on its obligation, and the proceeds from the sale of the U.S. Treasury securities held as collateral turn out to be less than the repurchase price stated in the agreement. The Fund is designed to maintain a stable net asset value and declare daily dividends. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

Risk/Return Bar Charts


The bar charts below and tables shown on page__ provide indications of the risks of investing in each Fund. The bar charts show changes in each Fund's performance for Class A shares for each calendar year over a ten year period, or for a shorter period for those Funds that have been in existence for less than ten years. No bar chart is provided for the Flex Cap Opportunity Fund because the Fund has operated for less than one calendar year.


Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

Sentinel Small Company
Inception:  1993


[Bar Chart]
During the 7 year period shown in the above bar chart, the highest return for a quarter for the Small Company Fund was 18.33% (quarter ended December, 1998) and the lowest return for a quarter was (15.31)% (quarter ended September, 1998).


Sentinel Mid Cap Growth
Inception:  1969

[Bar Chart]


During the 10 year period shown in the above bar chart, the highest return for a quarter for the Mid Cap Growth Fund was 29.48% (quarter ended December,
1999) and the lowest return for a quarter was (27.87) % (quarter ended December, 2000).


Sentinel World
Inception:  1993

[Bar Chart]


During the 7 year period shown in the above bar chart, the highest return for a quarter for the World Fund was 16.95% (quarter ended December, 1999) and the lowest return for a quarter was (14.91)% (quarter ended September, 1998).


Sentinel Growth Index
Inception: 1999

[Bar Chart]


During the 1 year period shown in the above bar chart, the highest return for a quarter for the Growth Index Fund was 19.53% (quarter ended December, 1999) and the lowest return for a quarter was (16.98)% (quarter ended December, 2000).


Sentinel Common Stock
Inception:  1934

[Bar Chart]


During the 10 year period shown in the above bar chart, the highest return for a quarter for the Common Stock Fund was 16.53% (quarter ended December, 1998) and the lowest return for a quarter was (11.69)% (quarter ended September, 1998).


Sentinel Balanced
Inception:  1938

[Bar Chart]


During the 10 year period shown in the above bar chart, the highest return for a quarter for the Balanced Fund was 9.90% (quarter ended December, 1998) and the lowest return for a quarter was (6.03) % (quarter ended September, 1999).


Sentinel High Yield Bond
Inception:  1997

[Bar Chart]


During the 3 year period shown in the above bar chart, the highest return for a quarter for the High Yield Fund was 5.08% (quarter ended March, 1998) and the lowest return for a quarter was (6.59)% (quarter ended September, 1998).


Sentinel Bond
Inception:  1969

[Bar Chart]


During the 10 year period shown in the above bar chart, the highest return for a quarter for the Bond Fund was 6.89% (quarter ended June, 1995, ) and the lowest return for a quarter was (3.77)% (quarter ended March, 1994).


Sentinel Tax-Free Income
Inception:  1990

[Bar Chart]


During the 10 year period shown in the above bar chart, the highest return for a quarter for the Tax-Free Income Fund was 6.21% (quarter ended March, 1995) and the lowest return for a quarter was (4.92)% (quarter ended March, 1994).


Sentinel New York Tax-Free
Inception:  1995

[Bar Chart]


During the 5 year period shown in the above bar chart, the highest return for a quarter for the New York Tax-Free Income Fund was 5.67% (quarter ended December, 2000) and the lowest return for a quarter was (2.49)% (quarter ended June, 1999).


Sentinel Pennsylvania Tax-Free
Inception:  1986

[Bar Chart]


During the 10 year period shown in the above bar chart, the highest return for a quarter for the Pennsylvania Tax-Free Trust was 5.12% (quarter ended December, 2000) and the lowest return for a quarter was (4.32)% (quarter ended March, 1994).


Sentinel Government Securities
Inception:  1986

[Bar Chart]


During the 10 year period shown in the above bar chart, the highest return for a quarter for the Government Securities Fund was 5.72% (quarter ended June, 1995) and the lowest return for a quarter was (3.62) _______ % (quarter ended March, 1994).


Sentinel Short Maturity Government
Inception:  1995

[Bar Chart]


During the 5 year period shown in the above bar chart, the highest return for a quarter for the Short Maturity Government Fund was 2.52% (quarter ended June, 2000) and the lowest return for a quarter was (0.01)% (quarter ended March, 1996)


Sentinel U.S. Treasury
Money Market
Inception:  1993

[Bar Chart]


During the 7 year period shown in the above bar chart, the highest return for a quarter for the US Treasury Money Market Fund was 1.40% (quarter ended December, 2000) and the lowest return for a quarter was (0.58%)% (quarter ended March, 1994).


Average Annual Total Return Tables


The tables below show the average annual total returns that were achieved by each class of shares of each Fund for the year ended December 31, 2000, the 5 years ended December 31, 2000, and the 10 years ended December 31, 2000, unless the Fund or class of shares did not exist for a full time period (in that case, average annual total returns since inception are shown). All returns include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B and Class C shares. An appropriate broad-based securities market index is also included for each Fund. No information is provided for the Flex Cap Opportunity Fund, because the Fund has operated for less than one calendar year.



                                                                                    Past             Past        Past 10 Years/
                                                                                  One Year          5 Years      Since Inception
                                                                                  --------          -------      ---------------

Small Company Fund Class A                                                          32.16            19.10            15.121
Russell 2000 Index                                                                  (2.91)           10.41            10.41
Small Company Fund Class B                                                          33.69                             17.502
Russell 2000 Index                                                                  (2.91)                             8.31

Mid Cap Growth Fund Class A                                                         (4.88)           18.90            14.37
S&P Index 500                                                                       (9.10)           18.33            17.45
Mid Cap Growth Fund Class B                                                         (4.78)                            17.443
S&P Index 500                                                                       (9.10)                            17.45
Mid Cap Growth Fund Class C                                                                                          (16.39)
S&P Index 500                                                                       (9.10)                             8.26

World Fund Class A                                                                 (13.82)           9.13             10.431
Morgan StanleyInternational "EAFE" (Europe, Australia, Far East) Index             (14.17)           7.13              9.36
World Fund Class B                                                                 (14.16)                             8.492
Morgan StanleyInternational "EAFE" (Europe, Australia, Far East) Index             (14.17)                             6.87
World Fund Class C                                                                 (11.37)                             1.867
Morgan StanleyInternational "EAFE" (Europe, Australia, Far East) Index             (14.17)                            14.29

Growth Index Fund Class A                                                          (24.57)                           (10.52)
S&P/BARRA Growth Index                                                             (22.08)                            (8.04)
Growth Index Fund Class B                                                          (25.77)                           (11.40
S&P/BARRA Growth  Index                                                            (22.08)                            (8.04)
Growth Index Fund Class C*

Common Stock Fund Class A                                                            4.95            13.78            14.37
S&P 500 Index                                                                       (9.10)           18.33            17.45
Common Stock Fund Class B                                                            5.56                             12.692
S&P 500 Index                                                                       (9.10)                            16.24
Common Stock Fund Class C                                                            8.48                              4.577
S&P 500 Index                                                                       (9.10)                             8.26

Balanced Fund Class A                                                                3.21             9.42            10.52
Lehman Aggregate Bond Index                                                         11.63             6.46             7.96
S&P 500 Index                                                                       (9.10)           18.33            17.45
Balanced Fund Class B                                                                3.76                              8.782
Lehman Aggregate Bond Index                                                         11.63                              7.21
S&P 500 Index                                                                       (9.10)                            16.24
Balanced Fund Class C                                                                6.28                             3.167
Lehman Aggregate Bond Index                                                         11.63                             10.34
S&P 500 Index                                                                       (9.10)                             8.26
Balanced Fund Class D                                                                1.42                              0.47
S&P 500 Index                                                                       (9.10)                             4.94

High Yield Bond Fund Class A                                                       (11.20)                             0.754
Lehman High Yield Index                                                             (5.86)                             1.30
                                                                                    Past             Past        Past 10 Years/
                                                                                  One Year          5 Years      Since Inception
High Yield Bond Fund Class B                                                       (11.91)                             0.444
Lehman High Yield Index                                                             (5.86)                             1.30
High Yield Bond Fund Class C                                                        (9.56)                            (4.15)7
Lehman High Yield Index                                                             (5.86)                            (3.26)

Bond Fund Class A                                                                    3.21             3.63             6.88
Lehman Aggregate Bond Index                                                         11.63             6.46             7.96
Bond Fund Class B                                                                    2.78                              3.552
Lehman Aggregate Bond Index                                                         11.63                              7.21

Tax-Free Income Fund Class A                                                         7.17             4.11             6.29
Lehman Municipal Bond Index                                                         11.68             5.84             7.37

New York Fund Class A                                                                9.74             4.90             5.677
Lehman Municipal Bond Index                                                         11.68             5.84             8.25

Pennsylvania Fund Class A                                                            7.55             3.95             5.73
Lehman Municipal Bond Index                                                         11.68             5.84             7.37

Government Securities Fund Class A                                                   8.07             4.62             6.78
Lehman Government Bond Index                                                        13.24             6.49             7.92

Short Maturity Government Fund Class A                                               6.62             5.45             5.996
Lehman 1-3 Yr. Gov't Bond Index                                                      8.17             5.95             6.43

U.S. Treasury Money Market Fund Class A                                              5.23             4.61             4.211
U.S. Treasury Money Market Fund Class B                                              4.89                              4.492
Lipper US Treasury Money Market Funds                                                5.54             4.85             4.49


 *No information is provided for the Class C shares of the Mid Cap Growth
Fund and the Growth Index Fund, or the Class A, B and C shares of the Flex Cap Opportunity Fund because those classes began operations less than one year prior to December 31, 2000.

1 From inception on March 1, 1993
2 From inception on April 1, 1996
3 From inception on January 12, 1998
4 From inception on June 23, 1997
5 From inception on March 27, 1995
6 From inception on March 24, 1995
7 From inception on May 4, 1998

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Funds:

Shareholder Fees (fees paid directly from your investment):

Class A Shares (available for all Funds):

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price) -
       Flex Cap Opportunity, Small Company, Mid Cap Growth, World ,
       Common Stock and Balanced Funds........................5.00% maximum
       High Yield, Tax-Free Income, New York,
       Pennsylvania and Government Securities Funds...........4.00% maximum
       Growth Index Fund .....................................2.50% maximum
       Short Maturity Government Fund.........................1.00% maximum
       Money Market Fund......................................None
Maximum Deferred Sales Charge (Load)..........................None1
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends.......................................None
Redemption Fees...............................................None1
Exchange Fees.................................................None2

1 If you redeem by wire transfer, we assess a wire charge of $25.00. In addition, you pay a deferred sales charge of up to 1% on certain redemptions of Class A shares made within two years of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.
2 If you exchange Class A shares of the Money Market Fund for Class A shares of another Fund, and you did not acquire the Money Market Fund shares in an exchange from another Fund's Class A shares, then you pay a sales charge equal to the sales charge imposed on new purchases of the new Fund.

Class B Shares

(available for the Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Growth Index, Common Stock, Balanced, High Yield, Bond and Money Market Funds):

Maximum Sales Charge (Load) Imposed on Purchases..............None
Maximum Deferred Sales Charge (Load) (as a percentage of
   the lower of the purchase price or net asset value of shares being redeemed) All except Growth Index Fund......................4.00% maximum3
   Growth Index Fund..........................................2.50% maximum4
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends.......................................None
Exchange Fees.................................................None

3 The maximum deferred sales charge is imposed on shares redeemed in the first year after purchase. For shares held longer than one year, the deferred sales charge declines.
4 The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.

Class C Shares

(available for the Flex Cap Opportunity, Mid Cap Growth, World, Growth Index, Common Stock, Balanced and
High Yield Funds):

Maximum Sales Charge (Load)
Imposed on Purchases..........................................None
Maximum Deferred Sales Charge (Load) (as a percentage of
the lower of the purchase price or net asset value of shares being redeemed)...............................................1.00% for one
year after purchase
Maximum Sales Charge (Load) Imposed

on Reinvested Dividends.......................................None
Exchange Fees.................................................None

Class D Shares

(available for the Balanced Fund only)

Maximum Sales Charge (Load)
Imposed on Purchases..........................................None
Maximum Deferred Sales Charge (Load) (as a percentage of
     the lower  of the purchase price or net asset value of shares being redeemed) ..............................................6.00% maximum5
Maximum Sales Charge (Load) Imposed

on Reinvested Dividends.......................................None
Exchange Fees.................................................None

5 The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.

Annual Fund Operating Expenses
(as a percentage of average net assets)


Class A:


                                                                                                High
                           Flex Cap    Small    Mid Cap          Growth    Common              Yield
                         Opportunity   Company  Growth   World   Index     Stock   Balanced     Bond     Bond
                         -----------   -------  ------   -----   ------    ------  --------    -------   -----

Management Fees              0.90%     0.60%    0.60%    0.60%    0.30%     0.55%    0.60%       0.75%   0.53%
Rule 12b-1 Fees
(includes service fee and    0.30      0.30     0.30     0.30     0.15      0.30     0.30        0.20    0.20
     distribution fee)
Other Expenses:
 Accounting and
 Administrative Costs        0.03(a)   0.03     0.03     0.03     0.03      0.03     0.03        0.03    0.03
 Other                       0.35(a)   0.32     0.21     0.30     0.28      0.15     0.20        0.28    0.22
                         -----------   -------  ------   -----   ------    ------  --------    -------   -----
Total Other Expenses         0.38(a)   35%      0.24%    0.33%    0.31%     0.18%    0.23        0.31%   0.25%
                         -----------   -------  ------   -----   ------    ------  --------    -------   -----

Total Fund Operating
  Expense                  1.55%     1.25%    1.14%   1.23%   0.76.%(a)   1.03%    1.13%      1.26%    0.98%(
                           ====      ====     ====    ====    =====       ====     ====       ====     ====
                                                                                          Short

                                   Tax-Free      New York     Penna.     Government      Maturity        Money
                                   Income        Tax-Free     Tax-Free   Securities      Government      Market
                                   --------      --------     --------   ----------      ----------      ------

Management Fees                     0.53%         0.53%        0.55%      0.53%           0.53%           0.40%
Rule 12b-1 Fees
   (includes service fee and
   distribution fee)                0.20          0.20         0.20       0.20            0.35            None
Other Expenses:
   Accounting and
   Administrative Costs             0.03          0.03         0.04       0.03            0.03            0.03
   Other                            0.20          0.20         0.38       0.27            0.27            0.30
                                   --------      --------     --------   ----------      ----------      ------

Total Other Expenses                0.23          0.23         0.42       0.30            0.30            0.33
                                   --------      --------     --------   ----------      ----------      ------

Total Fund Operating Expense        0.96%(a)      0.96%(a)     1.17       1.03%(a)        1.18%(a)        0.73%
                                    ====          ====         ====       ====            ====            =====


Class B:
                                                                                                High
                           Flex Cap    Small    Mid Cap          Growth    Common              Yield               Money
                         Opportunity   Company  Growth   World   Index     Stock   Balanced     Bond     Bond     Market
                         -----------   -------  ------   -----   ------    ------  --------    -------   -----    ------

Management Fees              0.90%     0.60%    0.60%   0.60%     0.30%     0.55%    0.60%       0.75%   0.53%     0.40%

Rule 12b-1 Fees

(includes service fee and    0.98      1.00     1.00    1.00      0.75      1.00     1.00        0.67    1.00      None
  distribution fee)
Other Expenses:
 Accounting and
   Administrative Costs      0.03      0.03     0.03    0.03      0.03      0.03     0.03        0.03    0.03      0.03
 Other                       0.51      0.49     0.37    0.56      0.46      0.28     0.28        0.23    0.29      0.60
Total Other Expenses         0.54      0.52%    0.40%   0.59%     0.49%     0.31%    0.31        0.26%   0.32%     0.63%


Total Fund Operating

    Expense                  2.42%     2.12%    2.00%   2.19%   1.54%(a)    1.86%    1.91%      1.68%    1.85%     1.03%


Class C:

                                                                                                                   High
                                    Flex Cap      Mid Cap                  Growth       Common                     Yield
                                    Opportunity    Growth      World       Index        Stock        Balanced      Bond
                                    -----------   -------      -----       ------       ------       --------      -----

Management Fees                     0.90%         0.60%        0.60%       0.30%        0.55%        0.60%         0.75%
Rule 12b-1 Fees
   (includes service fee and
   distribution fee)                0.97          1.00         1.00        1.00         1.00         1.00          1.00
Other Expenses:
   Accounting and
     Administrative Costs           0.03          0.03         0.03        0.03         0.03         0.03          0.03
   Other                            0.38          0.48         0.70        0.12         0.35         0.61          0.61
Total Other Expenses                0.41          0.51         0.73        1.15         0.38         0.64          0.64


Total Fund Operating Expense        2.28%         2.11%        2.33%       2.45%(a)     1.93%        2.24%         2.39%

Class D:

                                    Balanced
                                    --------

Management Fees                     0.60%
Rule 12b-1 Fees
   (includes service fee and
   distribution fee)                0.75
Other Expenses:
   Accounting and
     Administrative Costs           0.03
   Other                            1.00
Total Other Expenses                1.03

Total Fund Operating Expense        2.38%


(a) Current Expense Ratios
    The above expense ratios do not reflect waivers or reimbursements of expenses by Sentinel Advisors.
Currently Sentinel Advisors voluntarily waives or reimburses expenses of the Funds listed below to the extent necessary to cap expense ratios at the amounts shown below. These waivers or reimbursements will continue at least until November 30, 2001.

Growth Index Fund Class A shares................0.65%
Tax-Free Income Fund Class A shares.............0.  %
New York Fund Class A shares....................0.50%
Government Securities Fund Class A shares.......0.  %
Short Maturity Government Fund Class A shares...0.  %

Because the Growth Index Fund also has Class B and Class C shares, the waiver of advisory fees of the Growth Index Fund also benefits the Class B and Class C shares of the Growth Index Fund. The Class B and Class C shares of the Growth Index Fund, will experience the same reduced effective advisory fee rate as the Class A shares of the Growth Index Fund. In the cases of the Growth Index Fund and the New York Tax-Free Income Fund, Sentinel Advisors currently intends to continue the above arrangement indefinitely. In the case of the other Funds , Sentinel Advisors intends to reset these expense caps annually to amounts approximately equal to 90% of the average expense ratios of the Class A shares of the Funds' peer groups (except that in the case of the Short Maturity Government Fund, the expense cap is to be increased by approximately 0.15% to take that Fund's higher Rule 12b-1 fee into account). However, these arrangements may be changed or terminated at any time after November 30, 2001.

Examples:
         These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

         These examples assume that you invest $10,000 in each Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.

         Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

Note that the amounts shown do not reflect any of the waivers or reimbursements that limit expense ratios to the levels shown in footnote (a) on page __.

Class A:         1 year   3 years  5 years 10 years

Flex Cap Opp.     650      965      1,302   2,253
Small Company     621      877      1,152   1,936
Mid Cap Growth    610      844      1,096   1,817
World             619      871      1,142   1,914
Growth Index      326      389        670   1,205
Common Stock      600      811      1,040   1,696
Balanced          609      841      1,091   1,806
High Yield        523      784      1,064   1,862
Bond              496      700        920   1,553
Tax-Free Income   494      694        910   1,531
NY Tax-Free       494      694        910   1,531
PA Tax-Free       514      757      1,018   1,764
Gov't Sec.        501      715        946   1,609
Short Mat. Gov't. 219      471        743   1,517
Money Market       75      233        406     906

Class B (if you redeem at the end of the period):
                 1 year   3 years  5 years 10 years
Flex Cap Opp.     645      1,055    1,491   2,343
Small Company     615      964      1,339   2,026
Mid Cap Growth    603      927      1,278   1,901
World             622      985      1,375   2,056
Growth Index      407      686        964   1,431
Common Stock      589      885      1,206   1,763
Balanced          594      900      1,232   1,843
High Yield        571      830      1,113   1,774
Bond              588      882      1,201   1,732
Money Market      505      628        769   1,098

Class B (if you do not redeem):
                  1 year  3 years   5 years 10 years
Flex Cap Opp.     245      755      1,291   2,343
Small Company     215      664      1,139   2,026
Mid Cap Growth    203      627      1,078   1,901
World             222      685      1,175   2,056
Growth Index      157      486        839   1,431
Common Stock      189      585      1,006   1,763
Balanced          194      600      1,032   1,843
High Yield        171      530        913   1,774
Bond              188      582      1,001   1,732
Money Market

Class C (if you redeem at the end of the period):
                  1 year  3 years   5 years 10 years
Flex Cap Opp.     331      712      1,220   2,615
Mid Cap Growth    314      661      1,134   2,441
World             336      727      1,245   2,666
Growth Index      348      764      1,306   2,786
Common Stock      296      606      1,042   2,254
Balanced          327      700      1,200   2,575
High Yield        342      745      1,275   2,726

Class C (if you do not redeem):
                  1 year  3 years   5 years 10 years
Flex Cap Opp.     231      712      1,220   2,615
Mid Cap Growth    214      661      1,134   2,441
World             236      727      1,245   2,666
Growth Index      248      764      1,306   2,786
Common Stock      196      606      1,042   2,254
Balanced          227      700      1,200   2,575
High Yield        242      745      1,275   2,726

Class D (if you redeem at the end of the period):
                  1 year  3 years   5 years 10 years
Balanced          841     1,242     1,670   2,115

Class D (if you do not redeem):
                  1 year  3 years   5 years 10 years
Balanced          241       742     1,270   2,115



Details About the Funds' Investment Objectives,
Principal Investment Strategies, and Related Risks

Each Fund has distinct investment objectives and policies. Investment objectives are fundamental policies of each Fund that may only be changed by a majority vote of the outstanding shares of that Fund. We cannot guarantee that these objectives will be achieved.

Each Fund's investment objectives and policies are described in this section. A general discussion of the Funds' investment policies and associated risks follows. All of the Funds other than the Growth Index, New York and Pennsylvania Funds, are "diversified" funds as defined in the Investment Company Act.

The Flex Cap Opportunity Fund invests in growth stocks of companies of all sizes.

         The Flex Cap Opportunity Fund seeks long-term capital appreciation. The Fund will invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or the over-the-counter market. The Fund invests primarily in "growth" stocks. The Fund's subadvisor, Fred Alger Management, Inc. ("Alger"), believes that these companies tend to fall into one of two categories:

o High Unit Volume Growth

Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms that offer new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o Positive Life Cycle Change

  Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger or acquisition.

         The Fund invests in companies of all sizes. The Fund can leverage its assets, that is, borrow money, to buy additional securities for its portfolio. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. However, this subjects the Fund to the risk that the cost of borrowing money to leverage its assets may exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed. However, the Fund is not required to use leverage and there is no assurance that the Fund will use leverage.

         Although the Fund does not intend to concentrate in any one industry, the companies which satisfy Alger's investment criteria may be focused in certain broad sectors, such as technology. This may increase the volatility of the Fund's share price.

         The Fund's trading in some stocks may be relatively short-term, meaning that the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses. In addition, a high level of short-term trading may increase the Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

         The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Alger believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective.

         The Flex Cap Opportunity Fund may invest up to 15% of its net assets in illiquid securities and may invest in portfolio depositary receipts up to 5% of its total assets.

The Small Company Fund invests in stocks of small and medium-sized companies

The Small Company Fund seeks growth of capital, by investing mainly in common stocks of small and medium-sized companies that Sentinel Advisors believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks. The Fund invests at least 65% of its assets in stocks of small companies, which have market capitalizations of less than $2 billion. The median market capitalization of the Fund's holdings is currently less than $1 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company. Up to 25% of the Fund's assets may be invested in securities within a single industry.

         The Small Company Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel Advisors believes it is in the Fund's best interest to do so. The Fund's turnover rate is not expected to exceed 100% annually. The Fund is intended for long-term investors willing to accept more risk in order to seek above-average gains.

The Mid Cap Growth Fund invests in stocks of mid-sized companies


The Mid Cap Growth Fund seeks growth of capital by focusing its investments on common stocks of mid-sized growing companies. Sentinel Advisors tries to invest in companies with favorable growth potential with attractive pricing in relation to this growth potential, and experienced and capable managements. The Fund will invest at least 65% of its assets in stocks whose market capitalizations are within the range of the stocks comprising the Standard & Poor's 400 Midcap Index. Income is not a factor in selecting investments.


         Sentinel Advisors emphasizes stocks it believes to have superior potential for growth, rather than wide diversification. The Fund may invest up to 25% of its assets in stocks of companies within a single industry. The Fund is actively managed. It is possible that the Fund's turnover rate may exceed 100% annually. High turnover would cause the Fund to incur higher trading costs, including more brokerage commissions, and may reduce returns. It may also cause the Fund to recognize capital gains and capital losses for tax purposes earlier than it would if its turnover rate was lower.

The World Fund invests in stocks of non-U.S. companies

The World Fund seeks growth of capital by investing mainly in common stocks of established non-U.S. companies, or in U.S. companies that conduct their business mainly outside the United States. INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") manages the World Fund under a sub-advisory arrangement. The World Fund will normally spread its assets over many different countries, and will normally not concentrate its investments in any one country. The Fund generally will not invest more than 25% of its assets in any one country, but the Fund may invest up to 40% of its assets in any one country if INVESCO feels that economic and business conditions make it appropriate to do so.

         The Fund focuses its investments on developed foreign countries, but may invest up to 15% of its total assets in emerging markets. It normally will have substantial investments in European countries. See page _____ for a discussion of the European Economic and Monetary Union.

         Normally, at least 75% of the Fund's total assets are invested in securities of non-U.S. issuers selected by INVESCO mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also may invest in convertible or debt securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's.

         The majority of the Fund's trading of stocks occur on established stock exchanges or in the over-the-counter markets in the countries in which investments are being made. The Fund also expects to purchase American Depositary Receipts and European Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs trade on U.S. exchanges or in the U.S. over-the-counter markets, and represent foreign stocks. To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. Normally, however, the Fund does not hedge its foreign currency exposure.

         You should note that investing in foreign stocks involves some risks which normally are not associated with investing in U.S. securities, including those described on page ____ .


The Growth Index Fund invests in stocks comprising the S&P/BARRA Growth Index



The Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P/BARRA Growth Index. The S&P/BARRA Growth Index includes those stocks of the S&P 500 Index with higher than average price to book value ratios. The S&P 500 is an unmanaged index and typically includes companies that are the largest and most dominant in their industries. There can be no assurance that the Fund will achieve its objective.

         The Fund will invest at all times at least 80% of its total assets in the common stocks of the companies that comprise the S&P/BARRA Growth Index. It intends normally to invest substantially all its total assets in these common stocks, in approximately the same weightings as the S&P/BARRA Growth Index. The Fund also may hold up to 20% of its assets in money market instruments and stock index options and futures. Futures and options are considered "derivatives" because they "derive" their value from a traditional security (like a stock or bond) or index. The Fund intends to buy index options or futures, if at all, only in anticipation of buying stocks.

         The Growth Index Fund is not "actively managed," which would involve the investment advisor buying and selling securities based on research and analysis. Rather, the Growth Index Fund tries to match, as closely as possible, before expenses, the performance of its target index, the S&P/BARRA Growth Index. It does this by holding, under normal circumstances, all of the common stocks included in the target index, in approximately the same weightings as in the index.

         The Growth Index Fund invests broadly in the stocks of those large numbers of companies included in the S&P/BARRA Growth Index. However, if the S&P/BARRA Growth Index is concentrated in a handful of very large companies, the Fund will be required to invest a substantial portion of its assets in those few companies in order to track the index. Due to the recent, rapid appreciation of certain stocks, beginning in late January 2000 the Growth Index Fund's top four holdings (Microsoft, General Electric, Cisco Systems and Intel), represented more than 25% of its total assets, consistent with the composition of the S&P/BARRA Growth Index. By tracking the composition of the S&P/BARRA Growth Index, the Growth Index Fund may be "nondiversified" under SEC standards, although it continues to hold more than 100 stock positions. A fund's risk grows as its holdings become less diversified. This is because the poor performance of just a few stocks can cause a large decline in the price of a less-diversified fund.

         The Growth Index Fund by itself is not a balanced investment program. The Growth Index Fund generally holds the stocks of companies among the 500 largest U.S. publicly owned corporations. Of these stocks, the stocks included in the S&P/BARRA Growth Index have been valued in the stock market at levels which indicate that the market expects their issuers to have better than average prospects for growth of revenue and earnings. These stocks are sometimes referred to as "large capitalization growth stocks". The Growth Index Fund will not invest in other types of stocks, including the stocks of small companies, or so-called "value stocks", from which the market does not expect as much growth in revenue and earnings, but which can be purchased at lower valuations. Diversifying your investments beyond "large capitalization growth stocks" may lower the volatility of your overall investment portfolio, and could improve your long-term investment return.

         It is anticipated that the Growth Index Fund will have relatively small portfolio turnover. However, it may have to sell securities from time to time to meet redemption requests, and adjustments will be made in the portfolio from time to time because of changes in the composition of the S&P/BARRA Growth Index.

The Common Stock Fund invests in common stocks of well-established companies

The Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole. It seeks this goal by investing mainly in a diverse group of common stocks of well-established companies, most of which pay regular dividends. Sentinel Advisors tries to select stocks of leading companies that are financially strong and are selling at attractive prices in relation to their values. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks.

The Balanced Fund invests in a combination of stocks and bonds

The Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value. It seeks this goal by investing in common stocks similar to those in the Common Stock Fund and in investment grade bonds similar to those in the Bond Fund, with at least 25% of its assets in bonds. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income. Sentinel Advisors will divide the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential.

The High Yield Bond Fund invests in lower rated corporate bonds

The High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds, sometimes called "junk bonds". The High Yield Fund is managed by a sub-advisor, Evergreen Investment Management Company. The High Yield Fund normally invests at least 80% of its total assets in lower rated bonds. These bonds, because of the greater possibility that the issuers will default, are not investment grade - that is, they are rated below BBB by Standard & Poor's or below Baa by Moody's, or are unrated but considered by Evergreen to be of comparable credit quality. The High Yield Fund may invest in debt securities of any maturity. No more than 25% of the High Yield Fund's assets are invested in a single industry and no more than 5% of its assets in a single issuer. Lower rated debt securities and their associated risks are described in more detail on page __.

The High Yield Fund also may invest up to 20% of its total assets in common stocks, usually as a result of warrants associated with its bond holdings but also, under certain circumstances, to seek capital appreciation. The Fund also may invest in bonds convertible into common stock.

The High Yield Fund, when aggregated with the holdings of other mutual funds advised by Evergreen, will not own more than 20% of the outstanding debt securities of any issuer.

         The High Yield Fund may invest up to 15% of its net assets in illiquid securities.

         The High Yield Fund may invest in corporate loans made by banks or other financial institutions. The Fund may not be readily able to resell some of these corporate loans and they may be subject to restrictions on resale. If so, they would be subject to the Fund's limitation on illiquid securities. The value of a corporate loan will depend mainly on the borrower's ability to repay its debts. The High Yield Fund will invest in a corporate loan only if, in Evergreen's judgment, the borrower is capable of repaying the loan. However, Evergreen does not have any set minimum credit rating criteria regarding these borrowers. Evergreen will monitor the creditworthiness of the borrowers of corporate loans in which the High Yield Fund invests, but there can be no assurance that Evergreen will recognize factors that might ultimately impair the value of a corporate loan in time to protect the High Yield Fund from loss.

The High Yield Fund may invest up to 25% of net assets in the securities of foreign issuers, if they are denominated in U.S. dollars and are purchased and held by the High Yield Fund in the United States. You should note that investing in foreign securities involves certain special risk considerations which normally are not associated with investing in U.S. securities, including those described on page __ and __.

The High Yield Fund does not expect to invest in futures and options, or other derivatives contracts during the coming year. However, if derivative securities are developed which permit effective hedging of a lower quality bond portfolio, the High Yield Fund may, for hedging purposes only, buy or sell derivative securities contracts. The total market value of any of these derivatives contracts at the time a position is taken will not exceed 5% of the High Yield Fund's net assets.

The Bond Fund invests in investment grade bonds

The Bond Fund seeks high current income while seeking to control risk by investing mainly in investment grade bonds. The Fund will invest exclusively in fixed-income securities. At least 80% of the Fund's assets will normally be invested in the following types of bonds:

1. Corporate bonds which at the time of purchase are rated within the four highest rating categories of Moody's, Standard & Poor's or any other nationally recognized statistical rating organization;
2. Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including the mortgage-backed securities described in the section on the Government Securities Fund on page __;
3. Debt securities (payable in U.S. dollars) issued or guaranteed by Canadian governmental entities; and
4. Debt obligations of domestic banks or bank holding companies, even though not rated by Moody's or Standard & Poor's, that Sentinel Advisors believes have investment qualities comparable to investment grade corporate securities.

         The remainder of the Fund's assets may be invested in other fixed income securities, such as straight or convertible debt securities and straight or convertible preferred stocks.

         The Fund will invest no more than 20% of its total assets in lower quality bonds. These bonds are described in more detail in the discussion of the High Yield Fund. The risks inherent in these lower rated bonds are discussed on page __.

         The Bond Fund may not invest more than 25% of its total assets in any one industry, except for U.S. Government Securities. In applying this limitation, Sentinel Advisors classifies utility companies according to their services, and financial services companies according to the end users of their services. For example, natural gas, electric, and telephone will each be considered a separate industry, as will auto finance, bank finance, and diversified finance.

The Tax-Free Income Fund invests in investment grade municipal bonds

The Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade municipal bonds. The interest earned from these municipal bonds, in the opinion of the issuer's bond counsel, is exempt from federal income tax. These investments may include municipal bonds issued by states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. The Fund seeks to spread its holdings out broadly among municipal bonds of different states and regions, and among different types of issuing authorities.

         Normally at least 80% of the total assets of the Tax-Free Income Fund will be invested in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. The Fund also may invest in unrated municipal bonds if Sentinel Advisors believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the Fund's total assets may be invested in lower rated municipal bonds.

The New York Fund invests in investment grade municipal bonds of New York issuers

The New York Tax-Free Fund seeks high current interest income exempt from federal income tax and New York State and City personal income tax, while seeking to control risk, by investing in investment grade municipal bonds of New York issuers. The interest on these municipal bonds will be, in the opinion of the issuer's bond counsel, exempt from federal income tax and New York State and City personal income tax. Normally these bonds will have remaining maturities of more than one year at the time of investment.

         The Fund may, however, invest up to 20% of its net assets in short-term New York municipal bonds. Normally, at least 80% of the total assets of the New York Fund will be invested in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. The New York Fund also may invest in unrated municipal bonds if Sentinel Advisors believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the New York Fund's total assets may be invested in lower rated New York municipal bonds.

The Pennsylvania Fund invests in investment grade municipal bonds of Pennsylvania issuers The Pennsylvania Tax-Free Trust seeks high current interest income exempt from federal income tax and Pennsylvania personal income tax, while seeking to control risk, by investing in investment grade municipal bonds of Pennsylvania issuers. The interest on these municipal bonds is, in the opinion of the issuer's bond counsel, exempt from federal income tax and Pennsylvania personal income tax.

         The Pennsylvania Fund normally will invest substantially all of its net assets in Pennsylvania municipal bonds with maturities of more than one year. The Fund may, however, invest up to 20% of its net assets in short-term Pennsylvania municipal bonds. All of the Pennsylvania municipal bonds in which the Pennsylvania Fund invests will be rated in the top four rating categories by Moody's or Standard & Poor's or, if unrated, will have equivalent investment characteristics, as determined by Sentinel Advisors.

         At least 75% of the Pennsylvania Fund's assets will always be invested in municipal obligations rated "A" or higher by Moody's or by Standard & Poor's or, if not rated, bonds that, in the opinion of Sentinel Advisors, have equivalent investment characteristics, or highly rated municipal notes or tax-exempt commercial paper. The Pennsylvania Fund cannot invest in "junk" municipal obligations.

         If Sentinel Advisors anticipates a rise in interest rates, the Pennsylvania Fund may temporarily invest up to 20% of its total assets in securities other than Pennsylvania municipal bonds and will invest in non-governmental issuers only where the bonds are rated in one of the two highest categories of either Standard & Poor's or Moody's.

         Temporary defensive investments may prevent the Pennsylvania Fund from achieving its investment objective.

The Government Securities Fund  invests  in U.S. government bonds

The Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities. The Fund is not required to invest set amounts in any of the various types of U.S. government securities. Sentinel Advisors will choose the types of U.S. government securities that it believes will provide the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

         The Fund may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association. Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

         While the maximum life of a mortgage-backed security is typically 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, or foreclosed. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled repayments of principal and payments of interest. If prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to other bonds of similar maturities.

The Fund may engage in the "dollar roll" transactions described on page __.

The Fund also may use repurchase agreements as a means of making short-term investments. It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, and only in aggregate amounts of not more than 25% of the Fund's net assets. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

In addition, the Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. These money market instruments may be used as a means of making short-term investments.

The Short Maturity Government Fund invests in U.S. government bonds with limited maturities

The Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing mainly in U.S. government bonds that have average maturities from two to five years. Under normal circumstances, the dollar weighted average maturity of the portfolio will be three years or less. This Fund invests at least 65% of its assets in U.S. Government Securities with average maturities of from two to five years. The remainder of the Fund's assets may be invested in U.S. government securities with other maturities. The U.S. government securities in which the Fund invests include the same types of securities in which the Government Securities Fund will invest.

         The Fund is not required to invest set amounts in any type of U.S. government securities. Sentinel Advisors chooses the types of U.S. government securities that it believes will provide the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy. Like the Government Securities Fund, the Short maturity Government Fund may make unlimited investments in mortgage-backed U.S. government securities.

         The Fund may engage in the "dollar roll" transactions described on page __.

         In addition, like the Government Securities Fund, the Short Maturity Government Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also use repurchase agreements as a means of making short-term investments, in the same way as described for the Government Securities Fund above.

         The Fund is not guaranteed or insured by the U.S. Government, and the value of the Fund's shares will fluctuate.

         In many states, the Fund's income dividends may be largely exempt from state and local income taxes, but subject to federal income taxes. For more information on state and local tax exemption, consult a tax advisor.

The U.S. Treasury Money Market Fund invests primarily in short-term U.S. Treasury securities

The U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing primarily in short-term direct obligations of the U.S. Treasury. These obligations include U.S. Treasury bills, notes and bonds with remaining maturities of 397 days or less. The Fund may also invest up to 25% of its total assets in repurchase agreements with respect to U.S. Treasury securities, and up to 10% of its total assets in shares of institutional money market funds which invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities. The Fund may earn less income than funds owning longer term securities or lower quality securities that have less liquidity, greater market risk and greater market value fluctuations.

         The Fund seeks to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its securities. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less.

         In many states, the Fund's income dividends may be largely exempt from state and local income taxes, but subject to federal income taxes. For more information on state and local tax exemption, consult a tax advisor.

General Information Relevant to the Investment Practices of the Funds, and Associated Risks

We cannot guarantee that any Fund's investment objective will be achieved.

You can find additional information about the securities and investment techniques used by the Funds in the Sentinel Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), or by writing to Sentinel Administrative Service Company at P.O. Box 1499, Montpelier, VT 05601-1499.

Risks you face by investing in the Equity Funds

Information Relevant to the Equity Funds Stock Market and Selection Risk. The Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Growth Index, Common Stock and Balanced Funds are subject to stock market and selection risk. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that that the investments that Sentinel Advisors, Alger or INVESCO select will underperform that stock market or other funds with similar investment objectives and investment strategies.

Risks of Stocks of Smaller Companies. The stocks of small and medium-sized companies typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Risks of Growth Stocks. Prices of growth stocks tend to be higher in relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile.

Investment Style Risk. The S&P/BARRA Growth Index is comprised of larger companies which in general are perceived by the stock market to have higher growth potential. The Growth Index Fund thus focuses on so-called "large capitalization growth stocks". The Common Stock Fund has more of a focus on "large capitalization value stocks", although it may also invest in growth stocks. The Mid Cap Growth Fund focuses on "mid capitalization growth stocks", while the Small Company Fund focuses on the stocks of smaller companies. The Flex Cap Opportunity Fund has considerable flexibility to invest in any or all of these groups. Changes in investment style may cause any of these groups to underperform the stock market in general, or other asset classes.

Tracking Error Risk. There are several reasons why the Growth Index Fund's performance may not match the S&P/BARRA Growth Index. First, the Fund incurs administrative expenses and transaction costs in trading stocks. Second, the composition of the S&P/BARRA Growth Index and the stocks held in the Fund may diverge, due to cash flows into or out of the Fund and changes in the composition of the index. Third, the timing and magnitude of cash flows into and out of the Fund may result in temporarily uninvested cash, or may lead to weightings of stocks held by the Fund which are not precisely the same as in the S&P/BARRA Growth Index.


Derivatives. The Equity Funds may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. If an Equity Fund invests in derivative instuments, the Fund will be subject to the following risks:


o credit risk, or the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund,


o in the case of hedging uses, the derivative instrument will not fully offset the underlying positions,

o liquidity risk, or the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market, and

o in the case of hedging uses, the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

The sum of the initial margin plus premiums paid for establishing derivative positions may not exceed 5% of the total assets of any Fund, except that Growth Index may hold up to 20% of its total assets in derivative instruments. The Funds are not required to use hedging and may choose not to do so.


Risks applicable most directly to the World Fund
Risks of Investing in Foreign Securities
The World Fund invests in securities traded in foreign markets and denominated in foreign currencies. The Small Company, Mid Cap Growth, Growth Index, Common Stock, Balanced, High Yield and Bond Funds may invest in securities of foreign issuers, although only where they are trading in the United States (or in the case of the High Yield and Bond Funds, on the Eurodollar market), and only where trading is denominated in U.S. dollars.


         Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, most particularly the World Fund, had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.


   European Economic and Monetary Union ("EMU"). A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU established a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) have been redenominated in the euro and are traded and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected if the transition to the euro, or EMU as a whole, does not proceed as planned or if a participating country withdraws from EMU.

Risks of Holding Fund Assets Outside the United States. The World Fund generally holds its foreign securities outside the United States in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the World Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the World Fund can earn on its investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the World Fund to carry out transactions.

Emerging Markets Risk. The World Fund may invest up to 15% of its total assets in emerging markets. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price to earnings ratios, may not apply to certain small markets.

         Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.


Information Regarding the S&P/BARRA Growth Index

The Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Growth Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Growth Index Fund particularly or the ability of the S&P/BARRA Growth Index to track general stock market performance. S&P's only relationship to the Sentinel Funds is the licensing of certain trademarks and trade names of S&P and the S&P/BARRA Growth Index, which is determined, composed, and calculated without regard to the Growth Index Fund. S&P has no obligation to take the needs of the Sentinel Funds or the owners of the Growth Index Fund into consideration in determining, composing or calculating the S&P/BARRA Growth Index. S&P is not responsible for and has not participated in the determination of the prices at which the Growth Index Fund shares are sold, the timing of the offering of Growth Index Fund shares, or the determination of the prices at which Growth Index Fund shares may be redeemed. S&P has no obligation or liability in connection with the administration or marketing of the Growth Index Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE GROWTH INDEX FUND, OWNERS OF THE GROWTH INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Information Relevant to the Fixed-Income Funds

The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest rate changes than bonds with shorter maturities or shorter durations.

         The Bond, Tax-Free Income and New York Funds, and the bond portion of the Balanced Fund, may invest without limitation in bonds in the fourth highest rating category of Moody's and Standard & Poor's. The Pennsylvania Fund may invest up to 25% of its assets in these bonds. While considered investment-grade, these bonds may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. If a bond is downgraded below investment-grade, Sentinel Advisors will determine whether selling it is in the shareholders' best interest. To arrive at this decision, Sentinel Advisors will consider, among other things, the market price, credit risk, and general market conditions.

Lower quality
bonds are more
risky than highly rated bonds

Risks of Lower Quality Bonds. The High Yield Fund may invest without limitation, and the Bond Fund and the bond portion of the Balanced Fund may invest up to 20% of total assets in lower rated bonds. The Tax-Free Income and New York Funds may invest up to 5% of total assets in lower quality bonds. Because of the increased risk of default, these bonds generally have higher nominal or effective interest rates than higher quality bonds. The Funds may purchase bonds in the lowest rating categories (D for S&P and C for Moody's) and comparable unrated securities. However, the Funds will only purchase securities rated lower than B- by S&P or B3 or lower by Moody's if Sentinel Advisors or Evergreen believes the quality of the bonds is higher than indicated by the rating.

         Lower quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower rated bonds are more speculative and likely to default than higher quality bonds.

         Lower rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel Advisors' or Evergreen's credit analysis. Lower rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower quality bond may be significantly greater than the risk for higher rated bonds because lower quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower yielding bonds, and the Fund's investment income would go down.

Zero Coupon and Similar Bonds. The High Yield and Bond Funds, and the bond portion of the Balanced Fund, also may invest in bonds that do not pay interest, but instead are issued at a significant discount to their maturity values (referred to as zero coupon securities), that pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or that pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue and distribute on a current basis the income deemed to be earned on such bonds. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

Restricted and Illiquid Securities. The High Yield and Bond Funds and the bond portion of the Balanced Fund may purchase certain restricted bonds, often called Rule 144A bonds, for which trading is limited to qualified institutional buyers. Sentinel Advisors or Evergreen may determine that Rule 144A bonds are liquid securities under guidelines approved by the Funds' Board of Directors, and these Rule 144A bonds will not be subject to the High Yield Fund's limitation on illiquid securities, or the prohibition on illiquid securities for the Bond Fund and bond portion of the Balanced Fund. These liquid Rule 144A Securities may become illiquid if qualified institutional buyers are unavailable.

The Funds will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may cause the net asset value of a Fund to go down.


Portfolio Turnover. In the fiscal year ended November 30, 2000, the fixed income Funds shown below had the following rates of portfolio turnover:


High Yield Fund...................................105%
Bond Fund.........................................177%
Government Securities Fund........................232%
Short Maturity Government Fund.................... 88%

In addition, the Balanced Fund had portfolio turnover of 57% for the equity portion, and 214% for the bond portion. These Funds are actively managed, and their portfolios are constantly monitored and adjusted to try to increase income, protect the income stream or improve the quality of the holdings. This investment policy results in higher portfolio turnover, but this need not adversely affect performance because these Funds generally do not pay commissions. They deal directly with dealers acting as principals when buying or selling. The trading price may include a profit to the dealer, but the Funds will only make these trades when Sentinel Advisors or Evergreen believes it will help the Funds to achieve their investment objectives. This higher portfolio turnover may cause the Funds to recognize capital gains or capital losses for tax purposes earlier than they otherwise would.

Dollar Rolls. The Balanced, Bond, Government Securities and Short Maturity Government Funds may also enter into "dollar rolls". In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high grade money market instruments. The Funds may only invest in covered rolls. The use of dollar rolls tends to increase the portfolio turnover of the Funds, and increases portfolio income without increasing the risk levels of the Funds.


Derivatives. The Fixed-Income Funds may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, so long as such other investments do not have the effect of leveraging portfolio risk. If a Fixed-Income Fund invests in derivatives, including swaps, and options and futures on fixed income securities and indices of fixed income securities, the Fund will be subject to the following risks:

o credit risk, or the risk that the counterparty of the derivative transaction (including swaps and over-the-counter options) will be unable to honor its financial obligations to the Fund,

o in the case of hedging uses, the derivative instrument will not fully offset the underlying positions,

o liquidity risk, or the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market, and

o in the case of hedging uses, the intended risk management purpose of the derivative instrument may not be achieved and may produce losses or missed opportunities.

None of the Fixed-Income Funds will purchase and sell futures or options if, immediately after purchase, the sum of the initial margin on existing futures positions plus the premiums paid for outstanding options exceeds 5% of the Fund's total assets. The Funds are not required to use hedging and may choose not to do so.


Information Relevant to the Tax-Exempt Funds
Alternative Minimum Tax. Interest income on certain "private activity" bonds is a preference item for shareholders subject to the alternative minimum tax. Municipal bonds whose interest is a preference item for federal alternative minimum tax purposes will comprise less than 20% of each of the Tax-Free Income and New York Funds' total assets.

Possible Taxability of Temporary Defensive Investments. If Sentinel Advisors anticipates a rise in interest rates, the Tax-Free Income, New York and Pennsylvania Funds may invest temporarily in short-term debt obligations, including taxable investments, to help protect shareholder capital. These investments may include notes of municipal issuers, U.S. government securities, and money market instruments.

         The interest on municipal bonds issued by states other than your state of residence is exempt only from federal income tax. Interest on certain types of U.S. government securities is exempt only from state personal income tax. Interest on money market instruments is generally fully subject to both federal and any applicable state income taxes.

Information Relevant to the New York and Pennsylvania Funds
Since each of the New York and Pennsylvania Funds concentrates in state municipal bonds, these Funds are more susceptible to factors adversely affecting New York or Pennsylvania governmental entities than a municipal bond fund that is diversified nationally. Each of these Funds' net asset value is particularly sensitive to changes in the economic condition and governmental policies of the state in which it invests. For example, if the economic condition of a single significant industry within New York or Pennsylvania deteriorates, specific governmental issuers within the state or the anticipated revenues to the state may be weakened, and the net asset value of the Fund's shares may fall as a result. Adverse changes in employment rates, federal revenue sharing or laws on tax-exempt financing may also cause the value of the Funds' shares to fall.

         Sentinel Advisors does not believe that the current economic conditions in New York State, New York City or Pennsylvania will have a significant adverse effect on the Funds' ability to invest in high quality New York or Pennsylvania municipal bonds. Since these Funds focus on investment grade bonds, the Funds expect to be less subject to market and credit risks than a fund that invests mainly in lower quality New York or Pennsylvania municipal bonds.

Periodically
the Funds may
be less than
fully invested
Information Relevant to All Funds
Temporary Defensive Positions. Each of the Funds, other than the Government Securities Fund, the Short Maturity Government Fund and the U.S. Treasury Money Market Fund, may be less than fully invested in securities called for by its principal investment strategies at any time. If the investment advisor feels that it is necessary under adverse market conditions to take a temporary defensive position, these Funds may depart significantly or completely from their principal investment strategies. If a Fund takes a temporary defensive position, it may not achieve its investment objective.

Repurchase Agreements. All of the Funds may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. If the counterparty defaults on its repurchase obligation, the Fund would have the bonds and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the bonds turns out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell bonds that were subject to the repurchase agreement. For more information about repurchase agreements, please refer to the Statement of Additional Information.

Purchase Options The Balanced Fund offers Class A, Class B, Class C and Class D shares.

The Flex Cap Opportunity, Mid Cap Growth, World, Growth Index, Common Stock, and High Yield Funds offer Class A, Class B and Class C shares. The Small Company and Bond Funds offer Class A shares and Class B shares.


The Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Funds offer only Class A shares.


This prospectus frequently uses the term CDSC, which stands for Contingent Deferred Sales Charge. This type of charge is assessed when you redeem shares subject to a CDSC, if none of the waivers listed on page__ apply. If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge.

You can compare the differences among the four classes of shares using the table below.

                                                                  Total 12b-1 Fee,
Class             Sales Charge              Service Fee           Including Service Fee      Conversion Feature
---------------------------------------------------------------------------------------------------------------

A                 Maximum                   Maximum               Maximum of 0.30%           No
                  5.00% initial             of 0.20%              (Maximum 0.20% for
                  sales charge              (Maximum of            fixed-income funds
                  (Maximum                   0.10% for             and the Growth
                   4% for fixed-             fixed-income          Index Fund)
                   income funds,             funds)
                   and 2.5% for
                   the Growth
                   Index Fund)


B                 CDSC of up to             0.25%                 1.00%                      Class B Shares convert
                  4.00% (2.50%                                    (0.75% for the             to Class A Shares
                  for the Growth                                  Growth Index Fund)         automatically after the
                  Index Fund) for                                                            applicable CDSC period
                  a maximum of
                  six years


C                 CDSC of                   0.25%                 1.00%                      No
                  1.00% for the
                  first year only

D                 CDSC of                   None                  0.75%                      Class D Shares convert
                  up to 6% for                                                               to Class A Shares
                  seven years                                                                automatically at the end
                                                                                             of the end of the
                                                                                             tenth year after
                                                                                             purchase

The Short Maturity Government Fund currently only offers Class A Shares as described below.

                                                                  Total 12b-1 Fee,
Class             Sales Charge              Service Fee           Including Service Fee      Conversion Feature
---------------------------------------------------------------------------------------------------------------

A                 Maximum                   Maximum               Maximum of 0.35%           None
                  1.00% initial             of 0.25%
                  sales charge

The U.S. Treasury Money Market Fund offers Class A and Class B Shares. Initial purchases of Class A Shares of the Money Market Fund are not subject to any initial sales charge, CDSC or Rule 12b-1 fees. Class B shares of the Money Market Fund are not offered for direct purchase, except where the investment is to be exchanged into Class B shares of other Funds within 90 days, or in dollar-cost averaging programs into Class B shares of other Funds where you invest a minimum of $10,000, each dollar-cost averaging transaction is at least $1,000, and the program is completed within 24 months. They may also be acquired in exchange for the Class B shares of another Fund.

More detailed information about each class of shares is included in the descriptions of each class below.

If you hold your shares for an extended period of time, you may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

Things to Think About When Choosing
Which Share Class to Buy

The Funds' purchase options are designed to enable you to choose the method of purchasing Fund shares that is most beneficial to you.

Factors you should consider include:

o the amount of the investment,
o the intended length of the investment,
o the type of Fund you want,
o whether you are eligible for a waiver or reduction of an initial sales charge or CDSC, and o whether you intend to utilize the exchange privilege.

Class A shares have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

Class B shares have the advantage that you pay no initial sales charge. The disadvantages are that you pay higher ongoing distribution fees for a fixed period of time, and during this time you may pay a CDSC if you redeem.

Class B shares ultimately convert to Class A shares, so long term investors eventually also obtain the benefit of the Class A shares' lower ongoing expenses. Class B shares are appropriate for those for whom the benefit of avoiding an initial sales charge outweighs the higher ongoing expenses and possible CDSCs incurred prior to the conversion to Class A shares.

Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. You pay higher ongoing distribution fees for the entire period of your investment, however. This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CSDC outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.

Class D shares, available for the Balanced Fund only, are similar to the Class B shares, except that you are subject to a higher CDSC, that applies for seven years instead of six, and conversion to Class A shares does not occur until the tenth year. The benefit to you is that the ongoing distribution fees are lower than for Class B shares. Class D shares may appeal to Balanced Fund investors who want to avoid paying an initial sales charge, are willing to pay ongoing distribution fees higher than those on Class A shares until they convert, but want to benefit from lower ongoing distribution fees than those on Class B or C shares.

Purchase and Exchange Considerations

         There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares or Class C shares accepted is $1,000,000. The maximum purchase of Class D shares of the Balanced Fund is $250,000.

         You should also consider that exchange privileges into other Funds are more limited for classes other than Class A shares. Class B shares may only be exchanged among the other funds offering Class B shares - the Flex Cap Opportunity, Small Company, Mid Cap Growth, World Growth Index, Common Stock, Balanced, High Yield, Bond and Money Market Funds. For Class C shareholders, only the Class C shares of the Flex Cap Opportunity, Mid Cap Growth, World, Growth Index, Common Stock, Balanced and High Yield Funds, and the Class A shares of the Money Market Fund, are available for exchanges. In the case of the Class D shares of the Balanced Fund, the only possible exchange is into the Class A shares of the Money Market Fund, and back into the Class D shares of the Balanced Fund.

Class A shares are
generally subject to a
front-end sales charge

Class A Shares
For all purchases of Class A shares, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 5.0% of the offering price (5.3% of the net amount invested) to zero. Your sales charge will depend on the size of your purchase.

Sales Charges

Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Common Stock, and Balanced Funds:

                                 Sales charge as
                                 a percentage of:
                                 -----------------

                                offering         net amount        Dealer
Sale Size                        price            invested         Reallowance
---- ----                       --------         ----------        -----------
$0 to $99,999                    5.00%             5.26%            4.50%
$100,000 to $249,999             4.00%             4.17%            3.75%
$250,000 to $499,999             2.50%             2.56%            2.25%
$500,000 to $999,999             2.00%             2.04%            1.75%
$1,000,000 or more               -0-               -0-               -0-

High Yield, Bond, Tax-Free Income, New York, Pennsylvania and Government Securities Funds:

                                 Sales charge as
                                 a percentage of:
                                 -----------------

                                offering         net amount        Dealer
Sale Size                        price            invested         Reallowance
---- ----                       --------         ----------        -----------
$0 to $99,999                    4.00%             4.17%             4.00%
$100,000 to $249,999             3.50%             3.63%             3.25%
$250,000 to $499,999             2.50%             2.56%             2.25%
$500,000 to $999,999             2.00%             2.04%             1.75%
$1,000,000 or more               -0-               -0-               -0-

Growth Index Fund

                                 Sales charge as
                                 a percentage of:
                                 ------------------

                                offering         net amount        Dealer
Sale Size                        price            invested         Reallowance
---- ----                       --------         ----------        -----------
$0 to $499,999                   2.50%             2.56%             2.25%
$500,000 to $999,999             2.00%             2.04%             1.75%
$1,000,000 or more               -0-               -0-                -0-

For the Short Maturity Government Fund, the sales charge for sales of up to $999,999 is 1.00% of the offering price (1.01% of the net amount invested), with a dealer reallowance of 0.75% of the offering price. For sales of $1,000,000 and over, there is no initial sales charge.

There is no sales charge on purchases of shares of the Money Market Fund.

In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds' distributor, Sentinel Financial Services Company, will pay dealers compensation of 1.00% for sales of up to $14,999,999 (for the Small Company, Mid Cap Growth, Common Stock, and Balanced Funds) and for sales of up to $4,999,999 for sales of the other Funds. In these cases, if you redeem the shares in the first year after the purchase, a 1.0% CDSC will be imposed, and if you redeem in the second year, a 0.5% CDSC will be imposed. For sales in excess of these amounts, Sentinel Financial will individually negotiate dealer compensation and CDSCs. After the second year, there will be no CDSC. Any CDSC is imposed on the lower of the cost or the current net asset value of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial receives the entire amount of any CDSC paid. The CDSC is waived in the circumstances described on page __. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

You can receive a reduced sales charge for a number of reasons.

Reduced Sales Charges. Sales charges on Class A shares may be reduced or eliminated in certain situations. Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Financial or your representative of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation. Quantity discounts begin with investments in Class A shares of $100,000 ($500,000 in the case of the Growth Index Fund). You may qualify for quantity discounts based on the total of all classes of shares purchased, on purchases made at different times, and on purchases made by you, your spouse and minor children, or a fiduciary for these persons. Contact Sentinel Service for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases.

Letter of Intent. You may use a letter of intent to obtain a reduced sales charge if you plan to make investments of $100,000 ($500,000 in the case of the Growth Index Fund) or more in Class A shares or of $250,000 or more in Class B shares over a 13 month period (30 months in the case of corporate qualified plans). The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charges is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.

Group Investments. Any group of investors which notifies Sentinel Financial that it will act as a group in purchasing Fund shares, in order to reduce selling expenses, will be treated as a single entity for purposes of the reduced sales charges for quantity purchases, including the right of accumulation and letter of intent.

AG&T Advantage Program. Employers establishing either SIMPLE IRA plans under the Small Business Protection Act of 1996 or Section 403(b) plans, for which American Guaranty & Trust Company is the custodian, may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon amounts previously invested in the Funds.

Net Asset Value Purchases. You may purchase Class A shares of the Funds at net asset value if you are included in the following list.

o current and former Directors of the Funds and predecessors to the Funds;
o current and retired employees and Directors of the general partners of Sentinel Advisors and their affiliates;
o directors, employees and clients of the Funds' sub-advisors;
o directors and employees of Beneficial Life Insurance Company, and other strategic partners of Sentinel Advisors and/or Sentinel Financial;
o registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial;
o members of the immediate families of, or survivors of, all of these individuals;
o non-profit organizations with which any of these persons are actively involved; o investment advisors, financial planners, bank trust departments or broker-dealers who place trades for their own accounts or the accounts of their clients, and who charge a management, consulting or other fee for their services, and clients of these investment advisors, financial planners, bank trust departments or broker-dealers who place trades for their own accounts, if the accounts are linked to the master account of the investment advisor, financial planner or broker-dealer;
o purchasers who are investing section 403(b) loan principal repayments;
o purchasers who are buying with the redemption proceeds from other mutual fund shares for which a sales charge or CDSC has been paid;
o investments being transferred from individually managed trust accounts at American Guaranty & Trust Company; and
o qualified pension, profit-sharing or other employee benefit plans, if the total amount invested in the plan is at least $1,000,000, the sponsor signs a $1,000,000 letter of intent, or the shares are purchased by an employer-sponsored plan with at least 100 eligible employees, and all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with Sentinel Financial to use the Funds in connection with the accounts.


         Sentinel Financial may pay dealers for share purchases of the Funds (other than the Money Market Fund) sold at net asset value to an employee benefit plan in accordance with the last item on the list above, as follows:
1% of the first $10 million of these purchases, plus 0.50% of the next $10 million of these purchases, plus 0.25% of amounts in excess of $20 million of these purchases.


American Guaranty and Trust Company may also invest short-term balances of trust accounts in the Short Maturity Government Fund at net asset value. If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged a transaction fee by a broker or agent if you effect transactions in Fund shares through a broker or agent.

Reinstatement. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 365 days at net asset value, without paying any additional sales charge.

Distribution Plans

The Class A shares of each Fund, other than the Money Market Fund, have adopted plans under Rule 12b-1 that allow the Funds to pay distribution fees for the sale and distribution of their shares, and for services provided to shareholders. The Class A shares of the Funds will pay to Sentinel Financial a monthly fee at the maximum annual rate of (a) .30% of average daily net assets in the case of the Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Common Stock and Balanced Funds, (b) .20% of average daily net assets in the case of the Growth Index, High Yield, Bond, Tax-Free Income, New York, Pennsylvania and Government Securities Funds, or (c) .35% of average daily net assets in the case of the Short Maturity Government Fund.

         Sentinel Financial uses a portion of these fees to pay service fees to dealers. For the Class A shares of the Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Growth Index, Common Stock and Balanced Funds, annual service fees are 0.20% of the average net assets owned by the dealer's clients. For the Class A shares of the High Yield Bond, Bond, Tax-Free Income, New York, Pennsylvania and Government Securities Funds, annual service fees are 0.10% per annum of the average net assets owned by the dealer's clients. For the Short Maturity Government Fund, annual service fees are 0.25% of the average net assets owned by the dealer's clients. No service fee is paid with respect to Fund accounts opened prior to March 1, 1993.

There is no initial sales charge on Class B shares, but they are subject to a CDSC.

Class B Shares. For all purchases of Class B shares, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class B shares (including Class B shares of the Money Market Fund) if you redeem shares during the CDSC period, unless you can use one of the CDSC waivers listed on page __.

CDSC. Whether you pay a CDSC upon a redemption of Class B shares and how much it is depends on the amount of your purchases and the number of years since you made the purchase. The CDSC schedules for Class B shares are shown below:

CDSC schedule - Class B shares

Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Common Stock, Balanced, High Yield and Bond Funds

                               CDSC Percentage
                               -----------------------------------------
                               Year  Since  Purchase  Payment Was  Made

Purchase amount                1st        2nd        3rd        4th        5th        6th
---------------                ---        ---        ---        ---        ---        ---

up to $249,999                 4%         4%         3%         2%         2%         1%
--------------                 ---------------------------------------------------------

$250,000 to $499,999           3.5%       3%         2%         1%         1%
--------------------           ----------------------------------------------

$500,000 to $999,999           3%         2%         1%         1%
--------------------           -----------------------------------

Growth Index Fund
up to $500,000                 2.5%       2.5%       2%         1.5%       1.25%      0.50%
--------------                 ------------------------------------------------------------

$500,000 to $999,999           2%         2%         1%         1%          -          -
--------------------           ---------------------------------------------------------


In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. We will next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken. The amount of the CDSC will be equal to the CDSC percentage from the schedules above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due. Sentinel Financial receives any CDSC imposed on a redemption of Class B shares.

         Because the CDSC may be lower and the conversion to Class A shares may be faster for purchases of over $250,000, you should consider whether you would benefit from the right of accumulation or a letter of intent in connection with the purchase of Class B shares. These privileges operate in the same way as the similar privileges which permit reduced sales charges on Class A shares.

Distribution Plan. The Class B shares of the Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Common Stock, Balanced, High Yield and Bond Funds, have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. The Class B shares of each Fund will pay to Sentinel Financial a fee of up to a total of 1.00% annually of average daily net assets, (0.75% for the Growth Index Fund) of which up to 0.25% shall be for service fees to broker-dealers. The Growth Index and High Yield Fund Class B shares are not assessed a distribution fee on the shares owned by National Life Insurance Company or Penn Mutual Life Insurance Company, which will result in an overall distribution fee to the Class B shares of the Growth Index and High Yield Funds of less than 0.75% or 1.00%, for so long as National Life or Penn Mutual maintains its investment.

         Sentinel Financial pays to dealers a service fee which varies based on the average daily assets in Class B shares of the Funds (other than the Money Market Fund) for which each registered representative of the dealer is the registered representative of record at the time service fees are paid. The current service fees at various asset levels are show below.

  -------------------------------------------------------------------------


Average Daily Assets in Class B Shares of                     Annual
the Funds for which a Particular Individual                   Broker-Dealer
is the Registered Representative of Record                    Service Fee


$0 - $199,999.................................................-0-

$200,000 - $399,999...........................................0.10%

$400,000 - $1,999,999.........................................0.25%

$2,000,000 and over...........................................0.50%

Sentinel Financial has announced that it will increase the asset requirements for the various service fee levels, effective April 1, 2002,

 to the following:

Average Daily Assets in Class B Shares of                     Annual
the Funds for which a Particular Individual                   Broker-Dealer
is the Registered Representative of Record                    Service Fee

$0 - $199,999.................................................-0-

$200,000 - $399,999...........................................0.10%

$400,000 - $2,999,999.........................................0.25%

$3,000,000 and over...........................................0.50%

Sentinel Financial also intends, effective April 1, 2003, to phase out this variable service fee on Class B shares. At that time it will begin to pay service fees on Class B shares equal to 0.25% per annum in all cases, except that where an individual is the registered representative of record for Class B share accounts totaling $5,000,000 or more on April 1, 2003, the service fee with respect to those Class B share assets which were invested in the Funds prior to April 1, 2003 will continue to be 0.50% per annum, for so long as such assets continue to total $5,000,000 or more. Sentinel Financial will pay the amount of such service fees in excess of the 0.25% contribution from the Distribution Plan out of its own resources.


A selling dealer may elect a service fee of 0.25% per annum, instead of the above arrangement. Class B shares will not pay service fees which total more than 0.25% per year. If the above schedule requires a payment from Sentinel Financial which exceeds 0.25% of average daily assets of the Class B shares of any Fund, then Sentinel Financial will not be able to recover the excess from the Funds. The Class B share service fee for the first year after a purchase will be used to recover a portion of the cost of the dealer concession paid by SFSC to the selling dealer, which portion of the dealer concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in dealer street name.

Conversion to Class A Shares. The Class B shares automatically convert to Class A shares after a fixed period of time, which depends upon the size of your purchase. For purchases up to $250,000 ($500,000 for the Growth Index
Fund), the automatic conversion occurs at the end of the sixth year; for purchases from $250,001 to $500,000 (except for the Growth Index Fund), the automatic conversion occurs at the end of the fifth year; and for purchases from $500,001 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Fund from which they were exchanged.

Class B Shares of the U.S. Treasury Money Market Fund. The Class B shares of the Money Market Fund do not bear the higher ongoing distribution expenses normally associated with the Class B shares. However, time during which assets are in the Class B shares of the Money Market Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. Therefore, if the Class B shares of the Money Market Fund are ultimately redeemed, you will pay a CDSC in the same amount as would have been due on the date the assets were exchanged into the Class B shares of the Money Market Fund, regardless of how long you hold the Class B shares of the Money Market Fund. Also, if you exchange the Money Market Fund Class B shares back into Class B shares of another Fund, and then later redeem those shares, your CDSC, if any, will not reflect the time you held the Money Market Fund Class B shares. The automatic conversion into Class A shares will occur only after you hold Class B shares of Funds other than the Money Market Fund for the six, five or four year period.

Payments to Dealers. Sentinel Financial pays selling broker-dealers, at the time you purchase Class B shares, the percentages of the aggregate purchase amount shown below (including purchases of Class A, Class C and Class D shares under a right of accumulation or letter of intent):

Amount of Purchase Payment     Broker-Dealer Payment
--------------------------     ------------------------

                               All Funds         Growth
                               other than       Index
                               Growth Index     Fund
                                Fund

Up to $249,999................ 4.0% ............2.5%

$250,000 to $499,999.......... 2.5% ............2.5%

$500,000 to $999,999.......... 2.0% ............2.0%

There is no initial sales charge on Class C shares, but they remain subject to higher ongoing fees for the entire investment period
Class C Shares
For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1.00% of the purchase price will be imposed on Class C shares if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed on page __.
Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, since Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

CDSC. You will pay a CDSC if you redeem Class C shares in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, unless a waiver applies. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial receives the entire amount of any CDSC paid.

Distribution Plan. The Class C shares of the Flex Cap Opportunity, Mid Cap Growth, World, Growth Index, Common Stock, Balanced and High Yield Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. These Funds pay to Sentinel Financial a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase Sentinel Financial keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling dealer. In subsequent years, the entire distribution fee will be paid to the selling dealer.

Exchanges. If you purchase Class C shares, you will have the ability to exchange at net asset value only for the Class C shares of other Funds, except that you may also exchange into Class A shares of the Money Market Fund. However, if you exchange Class C shares into Money Market Fund Class A shares within one year of your purchase of the Class C shares, and then subsequently redeem the Money Market Fund shares, you may pay a CDSC. If you exchange Class C shares into Money Market Fund Class A shares, you may exchange back into Class C shares at any time, but may not exchange at net asset value into Class A shares or Class B shares of any Fund.

Payments to Dealers. For all sales of Class C shares, Sentinel Financial intends to make payments to selling broker-dealers, at the time you purchase Class C shares, of amounts equal to 1% of the aggregate purchase amount.

There is no initial sales charge
 on Class D shares,
but they are
subject to a CDSC
Class D Shares (Balanced Fund only)
For all purchases of Class D shares of the Balanced Fund, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class D shares (including Class A shares of the Money Market Fund, if you exchange Class D shares into the Money Market Fund), if you redeem shares during the seven years after their purchase, unless you can use one of the CDSC waivers listed on page __.

CDSC. Whether you pay a CDSC upon a redemption of Class D shares and how much it is depends on the number of years since you made the purchase. The CDSC schedule for Class D shares is shown below:

 ---------------------------------------------------------------------------

CDSC schedule - Class D shares

                            CDSC Percentage
                           ----------------
Purchase                   Year Since Purchase Payment Was Made
amount                     1st        2nd        3rd        4th        5th        6th        7th
                           ---------------------------------------------------------------------

Any amount                 6%         6%         5%         4%         4%         3%         2%


The above schedule is higher than the schedules of CDSCs for Class B shares, which start at maximums of 4% and extend for a maximum of six years. The CDSC waivers, which are listed on page __, are the same as those available for Class B shares, except that the annual CDSC-free percentage redemption amount is 8% instead of 10%. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial receives the entire amount of any CDSC paid.

Distribution Plan. The Class D shares of the Balanced Fund have adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of their shares. The Fund pays a fee to Sentinel Financial at a maximum annual rate of 0.75% of average daily net assets of the Class D shares of the Balanced Fund. The Class D Distribution Plan is similar in its operation to the Class B Distribution Plan, except that there is no service fee of up to 0.25%, and no asset-based service fee payable to dealers. These distribution fees are lower than those that apply to Class B shares, but they are higher than those that apply to Class A shares.

Conversion to Class A Shares. The Class D shares automatically convert to Class A shares after 10 years.

Exchanges into Class A Shares of the Money Market Fund. You may exchange Class D shares of the Balanced Fund into Class A shares of the Money Market Fund. However, if you do so within seven years of the purchase of the Class D shares, and subsequently redeem the Money Market Fund shares, you may pay a CDSC. You may exchange back into Class D shares of the Balanced Fund at any time, but in this case the time your investment was in the Money Market Fund will not count toward the time for conversion to Class A shares of the Balanced Fund, or for reduction or elimination of the CDSC.

Payments to Dealers. For sales of Class D shares of the Balanced Fund, Sentinel Financial intends to make payments to selling broker-dealers, at the time you purchase Class D shares, of amounts equal to 6% of the aggregate purchase amount. If a selling broker-dealer has entered into agreements required by Sentinel Financial, Sentinel Financial may pay annualized commissions in advance with respect to Class D accounts which are set up to make, and are expected to make monthly automated additional purchases.

Waiver or Reduction of a CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

1. Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;

2. Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary's death;

3. Redemptions from qualified retirement accounts taken in equal or substantially equal periodic payments not to exceed life, or joint life expectancy and not otherwise subject to the 10% penalty tax for early withdrawal of Code section 72(t);

4. Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code;

5. The CDSC will be waived on redemption of shares acquired prior to September 13, 1999 in amounts up to 10% annually of the account's then current net asset value. Note that in the case of Class D shares this amount is up to 8% annually instead of up to 10% annually. The CDSC will be waived on redemptions made under Systematic Withdrawal Plans for shares acquired on or after September 13, 1999 in amounts up to 10% annually of the account's then net asset value. Again in the case of Class D shares this amount is up to 8% annually instead of up to 10% annually. We have also enhanced our systematic withdrawal plan administration to permit Systematic Withdrawal Plans to be either a fixed dollar amount or a percentage of the account's value, rather than only a percentage of the account's value; and

6. For Class B share 401(k) plans administered by BYSIS, redemptions resulting from the termination of a participant's participation in the plan.

         The waivers described above may be useful in a wide variety of situations. These may include, but are not limited to, funding of expenses for persons fulfilling certain religious missionary obligations, educational expenses and the purchase of a new home.

         Sentinel Financial may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates. The waiver provisions will not apply to Class B shares initially invested in the Money Market Fund as part of the program described on page __.

         No CDSC will apply to Class B, Class C or Class D share accounts owned by affiliates of Sentinel Advisors if Sentinel Financial has not paid an initial commission to a selling dealer.

Other Matters Relating to Distribution Of Fund Shares

Equity Services, Inc., 1717 Capital Management Company, Janney Montgomery Scott, Inc., and Hornor, Townsend & Kent, Inc., which are wholly-owned subsidiaries of the partners of Sentinel Advisors, receive a dealer reallowance equal to the entire sales charge on their sales of Fund shares. As a result, they may be considered underwriters of the Funds' shares.

         Sentinel Financial will reimburse all broker-dealers who agree with Sentinel Financial to undertake activities designed to specifically promote the Funds, for costs incurred by these broker-dealers in the course of these activities. Sentinel Advisors may consider sales of shares of the Funds in the selection of broker-dealers to execute portfolio transactions for the Funds, as long as commissions paid are no higher than would otherwise be paid and the prices are, in

Sentinel Advisors' judgment, the best then available.

How to Buy, Sell, Exchange and Transfer Shares

Buying Shares

There are several convenient
 ways to buy shares

The minimum initial investment for all Funds except the Growth Index Fund and certain retirement plan accounts is $1,000. The minimum subsequent investment for all Funds except the Growth Index Fund is $50. You may also invest in any of these same funds with as little as $50 using the Automatic Investment Plan. The minimum initial and subsequent investments for the Growth Index Fund are $5,000 and $100, respectively. You can also invest in the Growth Index Fund with as little as $100 using the Automatic Investment Plan. For all Funds, the minimum initial investment for IRA and other qualified retirement plan accounts is $1,000.

Purchasing Shares by Check

To purchase shares by check, make your check payable to "Sentinel
Administrative Service Company" and mail it to:

         Sentinel Administrative Service Company
         P. O. Box 1499
         Montpelier, VT 05601-1499

         To make your initial purchase by check, please also fill out an application (one is attached to this prospectus) and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.

         Your purchase will be effected on the day when federal funds are made available to a Fund, usually within one business day after Sentinel Service receives the check. We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

Purchasing Shares by Wire

You may purchase shares by wiring federal funds directly to Sentinel Service on any day when both the New York Stock Exchange and Federal Reserve banks are open for business.

         To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. Complete the application and return it promptly to Sentinel Service.

         Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Service on any business day are available to the Fund on the next business day.

Dealer Wire Purchase Orders

As a convenience to shareholders, Sentinel Financial will, acting for the Funds without charge, ordinarily accept orders from dealers who have sales agreements with the Funds for the purchase of shares at the applicable offering price.

Purchasing Shares Online

If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds' website at www.sentinelfunds.com.

Automatic Investment Plan

This feature affords you the opportunity to dollar-cost average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

Telephone Investment Service

This feature enables you to purchase Fund shares via electronic funds transfers from your bank account simply by phoning Sentinel Service, or accessing our automated telephone system known as "Call 24".

Government Direct Deposit Privilege

You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Service.

Payroll Savings Plan

You may purchase Fund shares (minimum of $50.00 per transaction) automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account electronically each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Service.

You may sell your shares in
 a number of convenient ways

Selling Shares

You may sell your shares back to the Funds at net asset value, less any applicable CDSC, as of the close of business on the day your instructions are received, prior to 4:00 p.m. on a day that the NYSE is open for business.

If your shares are held by Sentinel Service, you can sell your shares in the following ways:

By Mail

You may sell your shares by providing Sentinel Service with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $50,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, the signatures of the registered owner(s) must be guaranteed by an eligible financial institution that meets Sentinel Service's requirements.

Dealer Wire Redemption Orders

For the convenience of shareholders, Sentinel Financial, acting for the Funds without charge, ordinarily accepts orders from dealers who have sales agreements with the Funds for the repurchase of shares based on net asset value, less any applicable CDSC. Brokers are not prohibited from charging for their service on these redemptions.

Telephone Redemption

You may redeem up to $1,000,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Service at 1-800-282-FUND(3863). You may request that a check made payable to the registered owners be sent their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $15 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds' automated voice response system.

         Neither the Funds, Sentinel Advisors nor Sentinel Service is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information.

         You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

Online Redemption

You may also request a redemption over the Internet by accessing the Funds' website at www.sentinelfunds.com.

By Checkwriting

If you own Class A shares of the High Yield, Tax-Free Income, New York, Pennsylvania, Government Securities, Short Maturity Government and Money Market Funds, you may sell shares by writing a check against your account. This check writing privilege is free. If you write a check to redeem shares, we normally will not honor the redemption check if those shares have been purchased less than 15 days prior to the date the check is presented to Sentinel Service. Redemptions by checkwriting are taxable transactions.

Sentinel Service provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

By Systematic Withdrawals

You may arrange to receive automatic regular withdrawals from your account. Each withdrawal will be a taxable event. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.

If You Hold Share Certificates

If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Service Company, P. O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. The signatures of the registered owner(s) must be guaranteed by an eligible financial institution which meets Sentinel Service's requirements if the proceeds of the redemption exceed $50,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Service at its office at National Life Drive, Montpelier, Vermont.

Other Information on Redeeming Shares

Normally, Sentinel Service will mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks.

         We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. We will not honor redemption requests if you have bought the shares by check within 15 days of the redemption request, unless we have confirmed that your check has been cleared for payment.

         Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code.

Certain Account Fees

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.

         Pension, 401(k) and profit-sharing plans which elect to have individually registered accounts for the benefit of plan participants will be assessed an annual service fee for each participant account, in the amounts shown below.

                             Fee Per

Average Account Value        Participating Account
$0 - $1000...................$20.00
$1000 - $2999................$10.00
$3000 and over...............No fee

This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

Miscellaneous Fees

AG&T Custodial Accounts

   Annual Custodial Fee per Social Security Number....$15.00
   Closeout Fee per Account...........................$15.00
   Transfer of Assets Fee per Transaction.............$25.00
Service Fees

   Express Mail Deliveries............................$15.00
   Federal Funds Wire.................................$15.00
   Excessive Trading Fee.......up to 1% of amount exchanged


Exchanges from One Fund to Another

You may exchange shares of one Fund for shares of the same class of another Fund, without charge, by phoning Sentinel Service or by providing appropriate instructions in writing to Sentinel Service. Initial purchases of less than $1 million of the Growth Index Fund and the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange. Shares of other Sentinel Funds also may not be exchanged into shares of the same class of the Growth Index Fund within the first 90 days after the initial purchase of those other Sentinel Fund Shares.

         Because Class B shares in the Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not currently offered, holders of Class B shares may not exchange into these Funds. Similarly, because Class C shares of the Small Company, Bond, Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not currently offered, holders of Class C shares may not exchange into these Funds. Class C shares may be exchanged for Class A shares of the Money Market Fund (but if the Class C shares had not been held for a year before the exchange into the Money Market Fund, a 1.00% CDSC may apply if the Money Market Fund shares are then redeemed). The Money Market Fund shares may be exchanged back into Class C shares at any time.

         Holders of Class D shares of the Balanced Fund may not make exchanges into other Funds, except that Class D shares may be exchanged for Class A shares of the Money Market Fund. The Money Market Fund shares may be exchanged back into Class D shares of the Balanced Fund at any time. If these Money Market Fund shares are subsequently redeemed, however, we will assess a CDSC in the amount which would have applied to the Class D shares of the Balanced Fund on the date of the exchange into the Money Market Fund.

         Funds are only available for exchange for residents of states in which these Funds are registered. If you initially buy Class A shares in the Money Market Fund, you may not exchange into other Funds without being treated as an initial purchaser of the other Fund's shares. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the Money Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by exchange.

         New purchases must remain in an account for 15 days before they can be exchanged to another Fund. The Funds disclaim liability for unauthorized telephone instructions under the same policy that applies to telephone redemption instructions, discussed on page __. We currently do not limit the number of times you may exercise the exchange privilege. We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

         You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Funds into shares of the same class in another Fund at regular intervals.

Excessive Trading Policy


         The Funds have adopted a policy designed to prevent excessive trading, or market timing, activity by shareholders from having an adverse impact on the investment strategies and results of the Funds. Under this policy, the Funds may reject or restrict any exchange request, if an investor has a history of excessive trading (generally six or more exchanges within a twelve-month period), or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund. The Funds may also impose an excessive trading fee of 1% of the amount exchanged. For additional information on this policy, see the Funds' Statement of Additional Information.


Transfers of Ownership of Shares

When you need to change ownership of your shares or change the name on an account, a Sentinel Service representative will assist you.

How the Funds Are Priced

How the value of Fund shares is
determined

Net asset value for each Fund is calculated once each business day that the New York Stock Exchange is open, at 4:00 p.m. Eastern Time, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. The Funds' investments are valued as shown below:

o Equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.

o Unlisted and listed securities for which there were no sales during the day are valued at the mean between the latest available bid and asked prices.

o Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service.

o Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

o Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event current prices provided by market makers are used.

         The Money Market Fund's assets are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C or Class D shares, reflecting the higher daily expense accruals of Class B, Class C and Class D shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

Dividends, Capital Gains and Taxes

When the Funds
pay dividends

The Funds distribute their net investment income as follows:

Fund                                      Dividends Paid
Flex Cap Opportunity Fund                 Annually
Small Company Fund                        Annually
Mid Cap Growth Fund                       Annually
World Fund                                Annually
Growth Index Fund                         Annually
Common Stock Fund                         Quarterly
Balanced Fund                             Quarterly
High Yield Fund                           Monthly
Bond Fund                                 Monthly
Tax-Free Income Fund                      Monthly
New York Tax-Free Income Fund             Monthly
Pennsylvania Tax-Free Income Trust        Monthly
Government Securities Fund                Monthly
Short Maturity Government Fund            Monthly

The Money Market Fund's net income is determined as of the close of business, 4:00 p.m. Eastern Time, on each day the NYSE is open. The Fund declares dividends of all of its daily net income to shareholders of record as of the close of business the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly. The amount of the dividend may fluctuate daily and dividends will not be paid on days when net realized losses on securities in the portfolio and/or expenses exceed the Fund's income.

         For each Fund, distributions of any net realized capital gains for a fiscal year are paid in December, following the November 30th fiscal year-end.

         You may elect to receive all or any part of your ordinary income and/or capital gain dividends in cash, shares of your Fund, or shares of another Fund of the same class. Unless you elect otherwise, your dividends will be reinvested in shares of the same Fund. Any dividend of less than $10.00 must be reinvested. If you elect to receive dividends in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividends reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

         You will pay tax on dividends (other than "exempt-interest dividends" discussed below) from the Funds whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. Except for the Tax-Free Income, New York and Pennsylvania Funds, the Funds intend to make distributions that will be taxed either as ordinary income or capital gains.

         If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

         Dividends and interest received by the World Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. You may be able to claim a credit or deduction with respect to such taxes if certain requirements are met.

         By law, the Funds must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Tax-Free Income, New York and Pennsylvania  Funds

Each of the Tax-Free Income, New York and Pennsylvania Funds intends to invest a sufficient portion of its assets in municipal bonds and notes to qualify to pay "exempt-interest dividends" to shareholders. These exempt-interest dividends are generally not subject to federal income tax. However, these Funds may invest portions of their assets in investments which generate income that is not exempt for federal income tax. Some of the Funds' investments also may subject certain investors to the federal alternative minimum tax. Most of the income from the Tax-Free Income Fund will be subject to any state income tax to which you are subject. Any capital gains distributed by the these Funds will normally be taxable as capital gains. In addition, gain from the sale of municipal bonds purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends you receive.

         Distributions from the New York Fund which are attributable to interest income received from New York municipal bonds also will be exempt from New York State and New York City personal income tax for New York State and City residents. Distributions from the Pennsylvania Fund which are attributable to interest income received from Pennsylvania municipal bonds will be exempt from Pennsylvania personal income tax.

         Distributions from the Pennsylvania Fund will be exempt from the Philadelphia School District investment income tax for individual residents of the City of Philadelphia if they are attributable to interest received from Pennsylvania municipal bonds or from qualifying U.S. government obligations, or if they are capital gain dividends for federal income tax purposes. Shares of the Pennsylvania Fund will be exempt from Pennsylvania county personal property tax to the extent Pennsylvania Fund holds Pennsylvania municipal bonds and qualifying U.S. government obligations on the annual assessment date.

         If the New York and Pennsylvania Funds invest in investments other than New York municipal bonds and Pennsylvania municipal bonds, respectively, a portion of their income distributions may be subject to state and local taxes, and possibly federal income tax. The Funds will inform shareholders annually as to the portions of their distributions which are exempt-interest dividends and which are exempt from state and local income taxes.

         This section summarizes some of the consequences under current federal tax law and relevant state and local tax laws of investments in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of investments in the Funds under all applicable tax laws.

Management of the Funds

Alger acts as subadvisor to the Flex Cap Opportunity Fund
INVESCO acts as subadvisor to the World Fund Evergreen acts as subadvisor to the High Yield Fund
Sentinel Advisors Company manages the Funds' investments and their business operations under the overall supervision of the Board of Directors of Sentinel Group Funds, Inc. (for all Funds except the Pennsylvania Fund) and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust. Sentinel Advisors has the responsibility for making all investment decisions for the Funds, except where it has retained a subadvisor to make the investment decisions for a Fund. Sentinel Advisors has retained Fred Alger Management, Inc. as the subadvisor to manage the investments of the Flex Cap Opportunity Fund, INVESCO as the subadvisor to manage the investments of the World Fund, and Evergreen Investment Management Company as the subadvisor to manage the investments of the High Yield Fund. Sentinel Advisors is a partnership of affiliates of three major insurance companies, National Life Insurance Company, Provident Life Insurance Company, and Penn Mutual Life Insurance Company. Its principal business address is National Life Drive, Montpelier, Vermont 05604. Alger is located at 1 World Trade Center, Suite 9333, New York, New York 10048. INVESCO is located at 1315 Peachtree Street, Atlanta, Georgia 30309. Evergreen is located at 200 Berkeley Street, Boston, Massachusetts 02116.


         The Funds' investment advisory contracts call for the Funds to pay Sentinel Advisors fees, which were, for the fiscal year ended November 30, 2000 equal to the following percentages of the Funds' average daily net assets:


Flex Cap Opportunity Fund               0.90%
Small Company Fund                      0.60%
Mid Cap Growth Fund                     0.60%
World Fund                              0.60%
Growth Index Fund                       0.30%
Common Stock Fund                       0.55%
Balanced Fund                           0.60%
High Yield Bond Fund                    0.75%
Bond Fund                               0.53%
Tax-Free Income Fund                    0.53%
New York Tax-Free Income Fund           0.53%
Pennsylvania Tax-Free Trust             0.55%
Government Securities Fund              0.53%
Short Maturity Government Fund          0.53%
U.S. Treasury Money Market Fund         0.40%


         Sentinel Advisors currently waives all or a portion of its advisory fees for some of the Funds. A reimbursement policy was also in place for the Bond and Pennsylvania Funds during the fiscal year ended November 30, 2000 - however, these reimbursement policies were discontinued effective March 30, 2001. The effective advisory fee rates (as a percentage of each Fund's average daily net assets) that these Funds, which benefitted from reimbursements, paid in the fiscal year ended November 30, 2000, after taking these waivers into account, were as follows:


Growth Index Fund                       0.20%
Bond Fund                               0.33%
Tax-Free Income Fund                    0.34%
New York Tax-Free Income Fund           0%
Pennsylvania Tax-Free Trust             0.13%
Government Securities Fund              0.37%
Short Maturity Government Fund          0.12%



Portfolio Managers

Sentinel Advisors employs a team approach in managing the Funds. The management teams are comprised of a lead portfolio manager, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Funds. Rodney A. Buck, the Chief Executive Officer of Sentinel Advisors, is also Chairman and Chief Executive Officer of National Life Investment Management Company, Inc., and Executive Vice President and Chief Investment Officer of National Life. Mr. Buck has been employed by Sentinel Advisors or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Van Harissis, Senior Vice President of Sentinel Advisors; an Equity Growth Team, headed by Robert L. Lee, Senior Vice President of Sentinel Advisors; and a Fixed Income Team, headed by David M. Brownlee, Senior Vice President of Sentinel Advisors.

         Each of Messrs. Buck, Lee, Brownlee and Harissis is a Chartered Financial Analyst. Mr. Lee and Mr. Brownlee have each been associated with Sentinel Advisors since 1993. Mr. Harissis joined Sentinel Advisors in June 1999.


         The Common Stock Fund is managed by the Equity Value Team, led by Mr. Harissis. Mr. Harissis was a managing director and portfolio manager at Phoenix Investment Partners from 1995 to 1999. Mr. Lee has been the portfolio manager for the Mid Cap Growth Fund since November, 1993 and for the Growth Index Fund since its inception in September, 1999. The Small Company Fund is managed by Scott T. Brayman, Vice President of Sentinel Advisors. Mr. Brayman is a Chartered Financial Analyst, and has been with Sentinel Advisors since 1995. He has been involved with the Small Company Fund since he joined Sentinel Advisors.

         The Balanced Fund is managed by a team led by Mr. Harissis with respect to the equity portion, and by Mr. Brownlee with respect to the fixed income portion.

         The portfolio manager of the Bond, Government Securities and Short Maturity Government Funds is Mr. Brownlee. The portfolio manager of the Tax-Free Income, New York and Pennsylvania Funds is Kenneth J. Hart, Vice President of Sentinel Advisors. Mr. Hart has been with Sentinel Advisors or its affiliates since 1990. The portfolio manager of the Money Market Fund is Darlene Coppola, Money Market Trader of Sentinel Advisors. Ms. Coppola has been employed by Sentinel Advisors or its affiliates since 1974.

         David Alger is responsible for the day-to-day management of the Flex Cap Opportunity Fund's portfolio and has served in that capacity since the inception of the Fund. Mr. Alger has been employed by Alger as Executive Vice President and Director of Research since 1971, and as President since 1995. .

         Erik B. Granade, International Equity Portfolio Manager of INVESCO, has been the lead manager of the World Fund since June 1994. Michele T. Garren has been the fund's co-manager since September, 1997. Mr. Granade is a Chartered Financial Analyst. He was associated with Cashman Farrell and Associates from June, 1994 to March 31, 1996, when he moved to INVESCO. Prior to June, 1994 he was an International Portfolio Manager with Provident Capital Management, Inc. Ms. Garren is a Chartered Financial Analyst. She was associated with AIG Global Investment Corp. from August, 1993 to July, 1996.

         The portfolio manager for the High Yield Fund is Prescott B. Crocker, Senior Vice President and Group Head of Corporate Fixed Income at Evergreen. Mr. Crocker is a Chartered Financial Analyst, and has been the High Yield Fund's portfolio manager since its inception on June 20, 1997. Mr. Crocker joined Evergreen in February, 1997. Prior to that he was President of Boston Security Counselors, the investment management subsidiary of the brokerage firm Advest Co. Inc. He had joined Boston Security Counselors in November of 1993 as Senior Vice President- Fixed Income, where he managed among others the Advest Advantage series High Yield Trust. Upon the sale of the Advest Advantage funds to Northstar Investment Management Co. in July of 1995, Mr. Crocker joined that company as Fund Manager. He returned to Boston Security Counselors in August of 1996 as President.

Performance Data

The Funds may from time to time include average annual total return figures in advertisements or other material the Funds send to existing or prospective shareholders. The Funds calculate these figures by determining the average annual compounded rates of return that would produce the redeemable value of the Fund being shown at the end of each period for a given initial investment. All recurring and nonrecurring expenses are included in the calculation. It is assumed that all dividends and distributions are reinvested. In addition, to better illustrate the performance of money already invested in the Funds, the Funds may also periodically advertise total return without subtracting sales charges.

         The fixed income Funds also may quote yields in advertisements. Yields are computed by dividing net investment income for a recent 30-day (or one month) period by the product of the average daily number of shares outstanding during that period and the maximum offering price per share on the last day of the period. The result is then annualized. These Funds may also show comparable yields to those shareholders already invested in the Funds by using the net asset value per share instead of maximum offering price in the above calculations. This has the effect of raising the quoted yields. The Tax-Free Income, New York and Pennsylvania Funds may also include tax-equivalent yields in advertisements. Tax-equivalent yields increase the yield as calculated above to make it comparable on an after-tax basis to an investment which produces taxable income.

         The Funds also may compare their performance to relevant indices in advertisements. The equity Funds may compare their performance to stock indices, including the Dow Jones Industrial Average, the S&P 500 Index, the S&P /BARRA Growth Index, and the Russell 2000 Index. The World Fund may compare its performance to the "EAFE" (Europe, Australia, Far East) Index. The High Yield Fund may compare its performance to the Chase Manhattan Bank Index. The fixed income Funds may compare their performance to bond or money market indices, including the Lehman Aggregate Bond Index, Municipal Bond Index, or Government Bond Index, and Donoghue's Money Fund Report.

         The Funds also may refer to rankings and ratings published by independent tracking services and publications of general interest including Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. These ranking services and publications may rank the performance of the Funds against all other mutual funds or against funds in specified categories. The rankings may or may not include the effects of sales or other charges.




For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Visit us online at www.sentinelfunds.com

Financial Highlights




The financial highlights table is intended to help you understand each Fund's financial performance for the past five years, or for the period of the Fund's operations, in the case of the Flex Cap Opportunity, Growth Index, High Yield, Short Maturity Government, and New York Funds. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' Annual Report to Shareholders, which is available upon request.



Income From Investment Operations               Less Distributions                  Ratios/Supplemental Data


                                                                   Net gains or
                                                                   Losses on
                     Fiscal         Net asset       Net            Securities                          Dividends
                     year           value,          investment     both Realized       Total From      from net
                     (period)       beginning       income         and                 Investment      investment
Fund                 ended          of period       (loss)         Unrealized          Operations      income
--------------------------------------------------------------------------------------------------------------------
Flex Cap             9 mo. to
Opportunity          11/30/00(H)     10.00          (0.02)         (3.90)              (3.92)           --
A

Small
Company              11/30/96         5.20           0.01           0.95                0.96            0.03
A                    11/30/97         5.17           0.02           1.16                1.18            0.01
                     11/30/98         6.30            --            0.14                0.14            0.02
                     11/30/99         5.67          (0.01)          0.69                0.68            --
                     11/30/00         5.74            --            2.00                2.00            --

Mid Cap
Growth               11/30/96        16.93           0.03           3.23                3.26            0.07
A                    11/30/97        17.57          (0.02)          4.00                3.98            0.02
                     11/30/98        18.73          (0.03)          1.08                1.05            --
                     11/30/99        14.65          (0.06)          4.29                4.23            --
                     11/30/00        17.80          (0.19)          2.54                2.35            --

World
A                    11/30/96        13.78           0.12           1.99                2.11            0.13
                     11/30/97        15.69           0.11           1.80                1.91            0.11
                     11/30/98        17.25           0.18           1.52                1.70            0.12
                     11/30/99        18.19           0.28           2.98                3.26            0.17
                     11/30/00        21.28           0.21          (0.90)              (0.69)           0.26

Growth Index A       2 mo. to
                     11/30/99(G)    $20.00          $0.02          $1.28               $1.30            --
                     11/30/00        21.30          (0.02)         (2.74)              (2.76)           0.01

Common
Stock                11/30/96        35.21           0.59           8.18                8.77            0.61
A                    11/30/97        40.60           0.57           7.03                7.60            0.57
                     11/30/98        44.09           0.42           5.19                5.61            0.45
                     11/30/99        44.56           0.37           2.17                2.54            0.38
                     11/30/00        42.91           0.30           1.54                1.84            0.31




                                                        Net asset                   Net assets           Ratio of
                     Distributions                      value,        Total         at end of            Expenses to
                     from capital       Total           end of        return*       period               average net
Fund                 gains              Distributions   period        (%)           (000 omitted)        assets (%)
---------------------------------------------------------------------------------------------------------------------
Flex Cap
Opportunity           --                 --             6.08         (39.20)#         $3,1303             1.55+
A

Small
Company               0.96               0.99           5.17          21.99           99,393              1.51
A                     0.04               0.05           6.30          22.95          115,532              1.36
                      0.75               0.77           5.67           2.67          109,598              1.33
                      0.61               0.61           5.74          13.33          107.919              1.31
                      0.72               0.72           7.02          39.48          156,484              1.25

Mid Cap
Growth                2.55               2.62          17.57          22.60           69,816              1.43
A                     2.80               2.82          18.73          27.26           88,184              1.32
                      5.13               5.13          14.65           8.34           97,895              1.29
                      1.08               1.08          17.80          30.45          140,633              1.22
                      1.18               1.18          18.97          13.85          206,488              1.14

World
A                     0.07               0.20          15.69          15.49           71,458              1.48
                      0.24               0.35          17.25          12.52           89,740              1.32
                      0.64               0.76          18.19          10.34          100,790              1.26
                      --                 0.17          21.28          18.09          107,413              1.25
                      1.69               1.95          18.64          (3.85)          96,354              1.23

Growth Index A
                      --                 --            $21.30          6.50#         $28,530              0.63+
                      0.00               0.01           18.53        (12.97)          68,451              0.66

Common
Stock                 2.77               3.38           40.60         27.16        1,306,592              1.07
A                     3.54               4.11           44.09         20.85        1,509,999              1.05
                      4.69               5.14           44.56         14.31        1,610,630              1.02
                      3.81               4.19           42.91          5.96        1,538,671              1.00
                      3.22               3.53           41.22          4.80        1,313,790              1.03


For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Visit us online at www.sentinelfunds.com



                            Ratio of Expenses                         Ratio of
                            to Average net           Ratio            Net Investment
                            Assets before            of Net           Income to Avg.
                            Voluntary                Income to        net assets before         Portfolio
                            Expense                  Avg. net         voluntary expense-        turnover
Fund                        Reimbursements**(%)      assets (%)       reimbursements            Rate (%)
----------------------------------------------------------------------------------------------------------
Flex Cap
Opportunity                  --                      (0.37)+                 --                   122+
A

Small                        --                                              --                    79
Company                      --                       0.23                   --                    60
A                            --                       0.38                   --                    45
                             --                      (0.07)                  --                    45
                             --                      (0.14)                  --                    43
                                                     (0.03)                  --                    87

Mid Cap
Growth                       --                       0.16                   --                    98
A                            --                      (0.15)                  --                   161
                             --                      (0.23)                  --                    97
                             --                      (0.41)                  --                   118
                             --                      (0.83)                  --                   135

World
A                                                     0.94                   --                    14
                                                      1.14                   --                    21
                                                      1.18                   --                    12
                                                      1.86                   --                    35
                            --                        1.06                                         47

Growth Index A
                            1.11+                     0.46+                (0.01)+                 3#
                            0.76                     (0.07)                (0.17)                  30

Common
Stock                       --                        1.64                  --                     22
A                           --                        1.41                  --                     24
                            --                        0.98                  --                     28
                            --                        0.85                  --                     37
                            --                        0.75                  --                     52

For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Visit us online at www.sentinelfunds.com



                                                                   Net gains or
                                                                   Losses on
                     Fiscal         Net asset       Net            Securities                          Dividends
                     year           value,          investment     both Realized       Total From      from net
                     (period)       beginning       income         and                 Investment      investment
Fund                 ended          of period       (loss)         Unrealized          Operations      income
--------------------------------------------------------------------------------------------------------------------
Balanced
A                    11/30/96        16.84          0.54           2.13                2.67            0.54
                     11/30/97        18.55          0.56           2.18                2.74            0.55
                     11/30/98        20.29          0.54           1.76                2.30            0.55
                     11/30/99        20.88          0.55          (0.03)               0.52            0.54
                     11/30/00        19.38          0.61           0.25                0.86            0.62

High Yield           5 Mo. To
A                    11/30/97(C)    $10.00         $0.32         $ 0.41              $ 0.73          $ 0.32
                     11/30/98        10.41          0.87          (0.58)               0.29            0.86
                     11/30/99         9.75          0.84          (0.56)               0.28            0.84
                     11/30/00         9.19          0.86          (1.42)              (0.56)           0.87


Bond
A                    11/30/96         6.49          0.41          (0.14)               0.27            0.41
                     11/30/97         6.35          0.40           0.01                0.41            0.40
                     11/30/98         6.36          0.40           0.09                0.49            0.40
                     11/30/99         6.45          0.39          (0.51)              (0.12)           0.39
                     11/30/00         5.94          0.41          (0.13)               0.28            0.41
Tax-Free
A                    11/30/96        13.62          0.65          (0.09)               0.56            0.65
                     11/30/97        13.53          0.65           0.24                0.89            0.65
                     11/30/98        13.64          0.65           0.33                0.98            0.65
                     11/30/99        13.78          0.64          (1.01)              (0.37)           0.64
                     11/30/00        12.60          0.64           0.30                0.94            0.64

New York
Tax-Free
A                    11/30/96        11.72          0.53            -.-                0.53            0.53
                     11/30/97        11.72          0.60           0.25                0.85            0.60
                     11/30/98        11.88          0.62           0.34                0.96            0.62
                     11/30/99        12.19          0.60          (0.99)              (0.39)           0.60
                     11/30/00        11.20          0.63           0.39                1.02            0.63

Pennsylvania
Tax-Free             11/30/96        13.40          0.66          (0.03)               0.63            0.66
A                    11/30/97        13.29          0.64           0.13                0.77            0.64
                     11/30/98        13.34          0.63           0.26                0.89            0.63
                     11/30/99        13.48          0.62          (1.04)              (0.42)           0.62
                     11/30/00        12.15          0.60           0.31                0.91            0.60






                                                        Net asset                   Net assets           Ratio of
                     Distributions                      value,        Total         at end of            Expenses to
                     from capital       Total           end of        return*       period               average net
Fund                 gains              Distributions   period        (%)           (000 omitted)        assets (%)
---------------------------------------------------------------------------------------------------------------------
Balanced
A                    0.42               0.96            18.55        16.58           297,288              1.22
                     0.45               1.00            20.29        15.43           314,948              1.17
                     1.16               1.71            20.88        12.19           330,067              1.13
                     1.48               2.02            19.38         2.56           297,027              1.12
                     0.95               1.57            18.67         4.82           231,855              1.13

High Yield
A                    $--               $0.32           $10.41         7.26#        $  11,084              1.26+
                     0.09               0.95             9.75         2.68            31,120              1.28
                      --                0.84             9.19         2.97            28,253              1.22
                      --                0.87             7.76        (6.74)           18,235              1.26


                    $0.35

Bond
A                     --                0.41             6.35         4.48            99,408              0.98
                      --                0.40             6.36         6.71            88,756              0.97
                      --                0.40             6.45         7.95            91,297              0.77
                      --                0.39             5.94        (1.93)           82,017              0.73
                      --                0.41             5.81         5.02            71,561              0.78

Tax-Free
A                     --                0.65            13.53         4.31            99,967              0.94
                     0.13               0.78            13.64         6.86            87,935              0.91
                     0.19               0.84            13.78         7.45            88,683              0.74
                     0.17               0.81            12.60        (2.79)           85,975              0.73
                      --                0.64            12.90         7.74            68,850              0.77


New York
Tax-Free
A                     --                0.53            11.72         4.75             5,749              1.04
                     0.09               0.69            11.88         7.65             7,704              0.30
                     0.03               0.65            12.19         8.29            11,978               --
                      --                0.60            11.20        (3.30)           16,175               --
                      --                0.63            11.59         9.40            18,718              0.02

Pennsylvania
Tax-Free             0.08               0.74            13.29         4.97            35,545              0.75
A                    0.08               0.72            13.34         6.07            34,844              0.85
                     0.12               0.75            13.48         6.85            34,720              0.77
                     0.29               0.91            12.15        (3.27)           30,630              0.69
                      --                0.60            12.46         7.75            28,493              0.75



                            Ratio of Expenses                         Ratio of
                            to Average net           Ratio            Net Investment
                            Assets before            of Net           Income to Avg.
                            Voluntary                Income to        net assets before         Portfolio
                            Expense                  Avg. net         voluntary expense-        turnover
Fund                        Reimbursements**(%)      assets (%)       reimbursements            Rate (%)
----------------------------------------------------------------------------------------------------------
Balanced                     --
A                            --                      3.13                   --                   83
                             --                      2.93                   --                   63
                             --                      2.69                   --                   81
                             --                      2.73                   --                  110
                             --                      3.29                   --                  127

High Yield
A                            --                      7.80+                  --                  133
                             --                      8.42                   --                  139
                             --                      8.83                   --                  144
                                                     9.78                   --                  105

Bond
A                           1.00                     6.46                  6.46                 176
                            0.99                     6.37                  6.37                 130
                            0.95                     6.26                  6.11                 147
                            0.94                     6.29                  6.10                 207
                            0.98                     7.08                  6.89                 177

Tax-Free
A                           0.97                     4.86                  4.86                 112
                            0.95                     4.84                  4.84                  47
                            0.92                     4.77                  4.59                  37
                            0.91                     4.84                  4.66                  34
                            0.96                     5.08                  4.89                   5

New York
Tax-Free
A                           1.10                     4.65                  4.65                  48
                            1.09                     5.31                  4.57                  21
                            1.01                     5.17                  4.19                   6
                            0.96                     5.13                  4.20                  31
                            0.96                     5.54                  4.61                   4

Pennsylvania
Tax-Free                    1.37                     5.07                  4.48                  56
A                           1.34                     4.86                  4.41                  28
                            1.31                     4.65                  4.14                  50
                            1.32                     4.82                  4.21                  21
                            1.17                     4.93                  4.51                   7


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                                                                   Net gains or
                                                                   Losses on
                     Fiscal         Net asset       Net            Securities                          Dividends
                     year           value,          investment     both Realized       Total From      from net
                     (period)       beginning       income         and                 Investment      investment
Fund                 ended          of period       (loss)         Unrealized          Operations      income
--------------------------------------------------------------------------------------------------------------------
Government
Securities           11/30/96        10.30           0.61          (0.30)              0.31            0.61
A                    11/30/97        10.00           0.59           0.09               0.68            0.59
                     11/30/98        10.09           0.61           0.37               0.98            0.61
                     11/30/99        10.46           0.64          (0.90)             (0.26)           0.64
                     11/30/00         9.56           0.64           0.25               0.89            0.64

Short Maturity
Gov't.
A                    11/30/96         9.84           0.57         (0.03)               0.54            0.57
                     11/30/97         9.81           0.56          0.01                0.57            0.56
                     11/30/98         9.82           0.57          0.06                0.63            0.57
                     11/30/99         9.98           0.60         (0.30)               0.30            0.60
                     11/30/00         9.58           0.64         (0.02)               0.62            0.64

Money
Market               11/30/96         1.00           0.04           --                 0.04            0.04
A                    11/30/97         1.00           0.04           --                 0.04            0.04
                     11/30/98         1.00           0.04           --                 0.04            0.04
                     11/30/99         1.00           0.04           --                 0.04            0.04
                     11/30/00         1.00           0.05           --                 0.05            0.05

Flex Cap             9 Mo. to
Opportunity B        11/30/00 (H)    10.00          (0.08)        (3.89)              (3.97)            --


Small                8 Mo. To
Company              11/30/96(B)    $ 4.82         $(0.03)       $ 0.33             $  0.30           $ --
B                    11/30/97         5.12          (0.03)         1.13                1.10             --
                     11/30/98         6.18          (0.03)         0.11                0.08             --
                     11/30/99         5.51          (0.06)         0.67                0.61             --
                     11/30/00         5.51          (0.06)         1.91                1.85             --      -

Mid Cap              11 Mo. To
Growth               11/30/98(E)    $13.08         $(0.17)       $ 1.61             $  1.44           $ --
B                    11/30/99        14.52          (0.23)         4.22                3.99             --
                     11/30/00        17.43          (0.39)         2.53                2.14             --

World                8 Mo. To
B                    11/30/96(B)    $14.49         $(0.08)       $ 1.17             $  1.09           $ --
                     11/30/97        15.58           0.01          1.74                1.75            0.04
                     11/30/98        17.05           0.04          1.47                1.51             --
                     11/30/99        17.92           0.10          2.95                3.05            0.02
                     11/30/00        20.95           0.02         (0.89)              (0.87)           0.09

Growth Index B       11/30/99(G)    $20.00         $(0.01)        $1.29               $1.28             --
                     11/30/00        21.28          (0.19)        (2.71)              (2.90)            --

Common               8 Mo. To
Stock                11/30/96(B)    $35.43         $ 0.22        $ 5.05              $ 5.27          $ 0.13
B                    11/30/97        40.57           0.27          6.99                7.26            0.26
                     11/30/98        44.03           0.07          5.19                5.26            0.13
                     11/30/99        44.47           0.03          2.18                2.21            0.05
                     11/30/00        42.82          (0.03)         1.53                1.50            0.02





                                                        Net asset                   Net assets           Ratio of
                     Distributions                      value,        Total         at end of            Expenses to
                     from capital       Total           end of        return*       period               average net
Fund                 gains              Distributions   period        (%)           (000 omitted)        assets (%)
---------------------------------------------------------------------------------------------------------------------
Government
Securities          --                 0.61            10.00        3.22            92,299               1.00
A                   --                 0.59            10.09        7.15            75,810               0.98
                    --                 0.61            10.46       10.02            76,498               0.91
                    --                 0.64             9.56       (2.49)           65,136               0.84
                    --                 0.64             9.81        9.72            60.651               0.87

Short Maturity
Gov't.
A                   --                 0.57             9.81        5.64            36,474               1.00
                    --                 0.56             9.82        6.04            45,044               1.00
                    --                 0.57             9.88        6.61            68,346               0.82
                    --                 0.60             9.58        3.15            67,647               0.76
                    --                 0.64             9.56        6.70            52,317               0.77

Money
Market              --                 0.04             1.00        4.55            80,804               0.78
A                   --                 0.04             1.00        4.61            85,911               0.77
                    --                 0.04             1.00        4.55            98,115               0.73
                    --                 0.04             1.00        4.09           121,884               0.70
                    --                 0.05             1.00        5.18           127,056               0.73

Flex Cap
Opportunity B       --                  --              6.03      (39.70)#          15,602               2.42+

Small
Company           $ --                $ --            $ 5.12        6.22#         $  1,943               2.64+
B                  0.04                0.04             6.18       21.63             7,656               2.36
                   0.75                0.75             5.51        1.65            12,103               2.25
                   0.61                0.61             5.51       12.34            14,285               2.28
                   0.72                0.72             6.64       38.27             25,73               2.12


Mid Cap
Growth            $ --                $ --           $ 14.52      11.01#           $ 3,841               2.29+
B                  1.08                1.08            17.43      28.97             14,891               2.29
                   1.18                1.18            18.39      12.88             42,310               2.00

World
B                 $ --                $ --           $ 15.58       7.52#           $ 3,188               2.59+
                   0.24                0.28            17.05      11.52             10,121               2.18
                   0.64                0.64            17.92       9.24             18,163               2.25
                    --                 0.02            20.95      17.05             23,536               2.16
                   1.69                1.78            18.30      (4.79)            22,974               2.19

Growth Index B      --                  --            $21.28       6.40#           $ 8,452               1.17+
                   0.00^                --             18.38     (13.62)            20,314               1.45

Common
Stock             $ --               $ 0.13          $ 40.57      14.90#          $ 27,257               1.92+
B                  3.54                3.80            44.03      19.89             77,299               1.80
                   4.69                4.82            44.47      13.38            129,966               1.81
                   3.81                3.86            42.82       5.14            149,586               1.81
                   3.22                3.24            41.08       3.94            125,430               1.86




                            Ratio of Expenses                         Ratio of
                            to Average net           Ratio            Net Investment
                            Assets before            of Net           Income to Avg.
                            Voluntary                Income to        net assets before         Portfolio
                            Expense                  Avg. net         voluntary expense-        turnover
Fund                        Reimbursements**(%)      assets (%)       reimbursements            Rate (%)
----------------------------------------------------------------------------------------------------------
Government
Securities                   1.01                     6.18              6.18                 614
A                            0.99                     6.15              6.15                 249
                             0.99                     6.02              5.94                 355
                             0.98                     6.46              6.34                 330
                             1.03                     6.72              6.56                 232

Short Maturity
Gov't
A                            1.20                     6.09              5.93                 120
                             1.18                     6.20              6.14                  61
                             1.12                     6.04              5.76                 229
                             1.11                     6.28              5.94                 203
                             1.18                     6.71              6.30                  88

Money
Market                       --                       4.38               --                   --
A                            --                       4.46               --                   --
                             --                       4.47               --                   --
                             --                       4.01               --                   --
                             --                       5.05               --                   --

Flex Cap
Opportunity B                --                      (1.28)+             --                  122

Small
Company                      --                      (0.91)+             --                   60
B                            --                      (0.62)              --                   45
                             --                      (1.00)              --                   45
                             --                      (1.11)              --                   43
                             --                      (0.90)              --                   87

Mid Cap
Growth                       --                      (1.24)+             --                   97
B                            --                      (1.53)              --                  118
                             --                      (1.71)              --                  135

World
B                            --                      (0.19)+             --                   14
                             --                       0.23               --                   21
                             --                       0.19               --                   12
                             --                       0.98               --                   35
                             --                       0.08               --                   47

Growh Index B                1.66+                   (0.14)+            (0.62)+                3#
                             1.54                    (0.85)             (0.94)                30

Common
Stock                        --                       0.80+              --                   22
B                            --                       0.66               --                   24
                             --                       0.19               --                   28
                             --                       0.05               --                   37
                             --                      (0.08)              --                   52

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Visit us online at www.sentinelfunds.com



                                                                   Net gains or
                                                                   Losses on
                     Fiscal         Net asset       Net            Securities                          Dividends
                     year           value,          investment     both Realized       Total From      from net
                     (period)       beginning       income         and                 Investment      investment
Fund                 ended          of period       (loss)         Unrealized          Operations      income
--------------------------------------------------------------------------------------------------------------------
Balanced             8 Mo. To
B                    11/30/96(B)     $17.09         $0.26          $1.37               $1.63           $0.14
                     11/30/97         18.58          0.42           2.18                2.60            0.41
                     11/30/98         20.32          0.38           1.77                2.15            0.40
                     11/30/99         20.91          0.39          (0.02)               0.37            0.39
                     11/30/00         19.41          0.47           0.25                0.72            0.48

High Yield           5 Mo. To
B                    11/30/97(C)     $10.00        $ 0.32         $ 0.39             $  0.71          $ 0.31
                     11/30/98         10.40          0.84          (0.57)               0.27            0.84
                     11/30/99          9.74          0.79          (0.56)               0.23            0.79
                     11/30/00          9.18          0.82          (1.42)              (0.60)           0.83

Bond                 8 Mo. To
B                    11/30/96(B)    $  6.30        $ 0.21         $ 0.06             $  0.27          $ 0.21
                     11/30/97          6.36          0.34           0.02                0.36            0.34
                     11/30/98          6.38          0.34           0.08                0.42            0.34
                     11/30/99          6.46          0.33          (0.50)              (0.17)           0.33
                     11/30/00          5.96          0.36          (0.14)               0.22            0.36

Money                8 Mo. To
Market               11/30/96(B)     $ 1.00        $ 0.03        $  --               $  0.03          $ 0.03
B                    11/30/97          1.00          0.05           --                  0.05            0.05
                     11/30/98          1.00          0.04           --                  0.04            0.04
                     11/30/99          1.00          0.04           --                  0.04            0.04
                     11/30/00          1.00          0.05           --                  0.05            0.05

Flex Cap             9 Mo. To
Opportunity          11/30/00(H)     $10.00        $(0.08)       $ (3.88)             $(3.96)            --
C

Mid Cap              9 Mo. To
Growth               11/30/00(A)     $22.79        $(0.35)        $(3.58)             $(3.93)            --
C

World                7 Mo. To
C                    11/30/98(D)     $19.57        $(0.02)       $(1.50)             $ (1.52)          $ --
                     11/30/99         18.05          0.09          2.94                 3.03             --
                     11/30/00         21.08          0.07         (0.99)               (0.92)            --

Growth Index         9 Mo. To
C                    11/30/00(A)     $23.59        $(0.29)       $(4.94)              $(5.23)            --

Common Stock         7 Mo. To
C                    11/30/98(D)     $45.23        $ 0.06        $(0.71)              $(0.65)          $ 0.03
                     11/30/99         44.55         (0.03)         2.20                 2.17             0.01
                     11/30/00         42.90         (0.04)         1.52                 1.48              --

Balanced             7 Mo. To
C                    11/30/98(D)     $20.87        $ 0.20        $(0.01)              $ 0.19           $ 0.16
                     11/30/99         20.90          0.32         (0.03)                0.29             0.32
                     11/30/00         19.39          0.41          0.23                 0.64             0.40



                                                        Net asset                   Net assets           Ratio of
                     Distributions                      value,        Total         at end of            Expenses to
                     from capital       Total           end of        return*       period               average net
Fund                 gains              Distributions   period        (%)           (000 omitted)        assets (%)
---------------------------------------------------------------------------------------------------------------------
Balanced
B                   $ --             $0.14             $18.58        9.58#           $10,948             2.13+
                     0.45             0.86              20.32       14.57             26,593             1.89
                     1.16             1.56              20.91       11.34             46,946             1.90
                     1.48             1.87              19.41        1.79             52,086             1.87
                     0.95             1.43              18.70        3.99             45,617             1.91

High Yield
B                   $ --            $ 0.31            $ 10.40       7.15#           $ 33,808             1.34+
                     0.09             0.93               9.74       2.42              55,911             1.52
                      --              0.79               9.18       2.50              59,518             1.66
                      --              0.83               7.75      (7.16)             44,921             1.68

Bond
B                   $ --            $ 0.21            $  6.36       4.49#           $  4,714             2.16+
                      --              0.34               6.38       5.88               8,115             1.87
                      --              0.34               6.46       6.80              16,601             1.64
                      --              0.33               5.96      (2.65)             20,703             1.63
                      --              0.36               5.82       3.95              18,549             1.66

Money
Market              $ --            $ 0.03            $ 1.00        2.95#           $  3,160             0.77+
B                     --              0.05              1.00        4.65               3,434             0.73
                      --              0.04              1.00        4.49               4,422             0.78
                      --              0.04              1.00        3.84               5,378             0.93
                      --              0.05              1.00        4.85               4,068             1.03

Flex Cap
Opportunity         $ --             $ --             $ 6.04       (39.60)#          $ 4,940             2.28+
C

Mid Cap
Growth              $ --             $ --             $18.86       (17.24)#          $ 1,688             2.11+
C

World
C                   $ --            $  --             $18.05        (7.77)#          $ 1,013             2.21+
                      --               --              21.08        16.79              1,820             2.29
                     1.69             1.69             18.47        (5.00)             2,080             2.33

Growth Index
C                   $ --             $ --             $18.36       (22.17)#              608             2.35+

Common Stock
C                    $--            $ 0.03           $ 44.55        (1.43)#          $ 5,358             1.92+
                     3.81             3.82             42.90         5.03              7,323             1.90
                     3.22             3.22             41.16         3.87              5,616             1.93

Balanced
C                   $ --            $ 0.16           $ 20.90         0.94#          $  1,523             2.18+
                     1.48             1.80             19.39         1.38              3,350             2.25
                     0.95             1.35             18.68         3.54              3,066             2.24




                            Ratio of Expenses                         Ratio of
                            to Average net           Ratio            Net Investment
                            Assets before            of Net           Income to Avg.
                            Voluntary                Income to        net assets before         Portfolio
                            Expense                  Avg. net         voluntary expense-        turnover
Fund                        Reimbursements**(%)      assets (%)       reimbursements            Rate (%)
----------------------------------------------------------------------------------------------------------
Balanced
B                             --                      2.21+             --                   83
                              --                      2.21              --                   63
                              --                      1.91              --                   81
                              --                      2.00              --                  110
                              --                      2.52                                  127

High Yield
B                             --                      7.70+             --                  133
                              --                      8.19              --                  139
                              --                      8.40              --                  144
                              --                      9.36              --                  105

Bond
B                            2.18+                    5.28+            5.28+                176
                             1.90                     5.46             5.46                 130
                             1.84                     5.40             5.22                 147
                             1.81                     5.41             5.25                 207
                             1.85                     6.22             6.02                 177

Money
Market                        --                      4.40+             --                   --
B                             --                      4.50              --                   --
                              --                      4.42              --                   --
                              --                      3.79              --                   --
                              --                      4.72              --                   --

Flex Cap
Opportunity                   --                     (1.15)+            --                  122
C

Mid Cap
Growth                        --                     (1.87)+            --                  135
C


World
C                             --                      0.23+             --                   12
                              --                      0.85              --                   35
                              --                      0.32              --                   47

Growth Index
C                             2.45+                  (1.81)+           (1.90)+               30

Common Stock
C                             --                      0.08+             --                   28
                              --                     (0.04)             --                   37
                              --                     (0.11)             --                   52

Balanced
C                             --                      1.63+             --                   81
                              --                      1.65              --                  110
                              --                      2.20              --                  127

For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Visit us online at www.sentinelfunds.com




                                                                   Net gains or
                                                                   Losses on
                     Fiscal         Net asset       Net            Securities                          Dividends
                     year           value,          investment     both Realized       Total From      from net
                     (period)       beginning       income         and                 Investment      investment
Fund                 ended          of period       (loss)         Unrealized          Operations      income
--------------------------------------------------------------------------------------------------------------------
High Yield           7 Mo. To
C                    11/30/98(D)     $10.70      $ 0.41            $(0.91)             $ (0.50)        $ 0.45
                     11/30/99          9.75        0.72             (0.56)                0.16           0.72
                     11/30/00          9.19        0.76             (1.42)               (0.66)          0.75

Balanced             11 Mo. To
D                    11/30/99(F)     $19.68      $ 0.33            $(0.38)             $ (0.05)        $ 0.31
                     11/30/00         19.32        0.38              0.27                 0.65           0.39






                                                        Net asset                   Net assets           Ratio of
                     Distributions                      value,        Total         at end of            Expenses to
                     from capital       Total           end of        return*       period               average net
Fund                 gains              Distributions   period        (%)           (000 omitted)        assets (%)
---------------------------------------------------------------------------------------------------------------------
High Yield
C                   $ --             $ 0.45            $  9.75        (4.69)#         $  1,956             2.06+
                      --               0.72               9.19         1.72              4,001             2.42
                      --               0.75               7.78        (7.74)             1,204             2.39

Balanced
D                   $ --             $ 0.31            $ 19.32        (0.24)#         $  1,138             2.07+
                     0.95              1.34              18.63         3.62              1,983             2.38




                            Ratio of Expenses                         Ratio of
                            to Average net           Ratio            Net Investment
                            Assets before            of Net           Income to Avg.
                            Voluntary                Income to        net assets before         Portfolio
                            Expense                  Avg. net         voluntary expense-        turnover
Fund                        Reimbursements**(%)      assets (%)       reimbursements            Rate (%)
----------------------------------------------------------------------------------------------------------
High Yield
C                            --                       7.63+              --                      139
                             --                       7.69               --                      144
                             --                       8.55               --                      105

Balanced
D                            --                       1.93+              --                      110
                             --                       2.06               --                      127



(A)      Commenced operations March 30, 2000.
(B)      Commenced operations April 1, 1996.
(C)      Commenced operations June 23, 1997.
(D)      Commenced operations May 4, 1998.
(E)      Commenced operations January 12, 1998.
(F)      Commenced operations January 4, 1999.
(G)      Commended operations September 13, 1999.
(H)      Commenced operations February 25, 2000.
 +       Annualized.
 #       Not annualized.
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements.
^ Represents less than $.005 of average daily shares outstanding.


For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Visit us online at www.sentinelfunds.com





The Sentinel Funds

Shareholder Reports

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of each of the Funds during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

         The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call Sentinel Service at 1-800-282-FUND (3863).

Statement of Additional Information

The Funds' Statement of Additional Information contains further information about the Funds and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863). Please contact your registered representative or the Funds if you have any questions.

         The Funds' Statement of Additional Information is also available at the Funds' website at www.sentinelfunds.com. Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

The Sentinel Funds
National Life Drive
Montpelier, VT 05604

Investment Advisor              Counsel

Sentinel Advisors Company       Brown & Wood LLP
National Life Drive             One World Trade Center
Montpelier, VT 05604            New York, NY 10048

Principal                       Independent
Underwriter                     Accountants
Sentinel Financial              Pricewaterhouse-
Services Company                Coopers LLP
National Life Drive             1177 Avenue of the Americas
Montpelier, VT 05604            New York, NY 10036

Transfer Agent,                 Custodian
Shareholder Servicing           and Dividend
and Administrator Agent         Paying Agent

Sentinel Administrative         State Street Bank & Trust  Kansas City* Company
Service Company                 801 Pennsylvania Avenue
National Life Drive*            Kansas City, MO  64105
Montpelier, VT 05604
800-282-FUND (3863)


*All mail and correspondence
should be sent to:

Sentinel Administrative Service Company
P. O. Box 1499
Montpelier, VT 05601-1499

Investment Company Act files #811- 214, and #811- 4781.






                             Subject to Completion
                     Statement of Additional Information

                            Dated January 25, 2001

                      STATEMENT OF ADDITIONAL INFORMATION


                                March 30, 2001


                              THE SENTINEL FUNDS

                              National Life Drive
                           Montpelier, Vermont 05604

                             (800) 282-FUND (3863)

Sentinel Common Stock Fund (the "Common Stock Fund")
Sentinel Balanced Fund (the "Balanced Fund")
Sentinel Mid Cap Growth Fund (the "Mid Cap Growth Fund")
Sentinel Small Company Fund (the "Small Company Fund")
Sentinel Growth Index Fund (the "Growth Index Fund")
Sentinel Flex Cap Opportunity Fund (the "Flex Cap Opportunity Fund")
Sentinel World Fund (the "World Fund")
Sentinel High Yield Bond Fund (the "High Yield Fund")
Sentinel Bond Fund (the "Bond Fund")
Sentinel Government Securities Fund (the "Government Securities Fund") Sentinel Short Maturity Government Fund (the "Short Maturity Government Fund") Sentinel U.S. Treasury Money Market Fund (the "Money Market Fund")
Sentinel Tax-Free Income Fund (the "Tax-Free Income Fund")
Sentinel New York Tax-Free Income Fund (the "New York Fund")
Sentinel Pennsylvania Tax-Free Trust (the "Pennsylvania Fund")


Each of SENTINEL GROUP FUNDS, INC. (the "Company") and the Pennsylvania Fund is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of fourteen separate and distinct funds, twelve of which are diversified (the Growth Index and New York Funds being non-diversified), and the Pennsylvania Fund is a separate, non-diversified fund. The fourteen funds of the Company and the Pennsylvania Fund are referred to hereinafter collectively as the "Funds", and individually as a "Fund". The Funds are described in a Prospectus of the Funds dated March 30, 2001 (the "Prospectus"). Each of the Funds has different investment objectives and risk characteristics.


Sentinel Advisors Company (the "Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC are partnerships whose partners are affiliates of National Life Insurance Company ("National Life"), Provident Life Insurance Company ("Provident") and The Penn Mutual Life Insurance Company ("Penn Mutual").


This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The Prospectus, which has been filed with the Securities and Exchange Commission (the "SEC"), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-282-FUND(3863). The Financial Statements of the Funds that are included in the Annual Report of the Funds dated November 30, 2000 have been incorporated by reference into this Statement of Additional Information. This Annual Report can be obtained in the same way as the Prospectus of the Funds. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                               TABLE OF CONTENTS

                                                                        Page


The Funds.......................................................
Investment Objectives and Policies..............................
Investment Restrictions.........................................
Management of the Funds.........................................
Principal Shareholders..........................................
The Investment Advisor..........................................
Principal Underwriter...........................................
The Distribution Plans..........................................
The Fund Services Agreements....................................
Portfolio Transactions and Brokerage Commissions................
Portfolio Turnover..............................................
Capitalization..................................................
How To Purchase Shares and Reduce Sales Charges.................
Issuance of Shares at Net Asset Value...........................
Determination of Net Asset Value................................
Computation of Maximum Offering and Redemption Prices...........
Taxes...........................................................
Shareholder Services............................................
Total Return, Yield and Tax-Equivalent Yield Information........
General Information.............................................
Financial Statements............................................
Appendix A - Description of Bond Ratings........................
Appendix B - Economic and Other Conditions in New York..........
Appendix C - Economic and Financial Conditions in Pennsylvania..



                                   THE FUNDS

        Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc.

        On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Mid Cap Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors created, as a new class of stock of the Company, the Government Securities Fund. The Board of Directors created the Tax-Free Income Fund as a new class of the Company's stock on June 14, 1990.

        The Pennsylvania Fund is a trust formed under the laws of Pennsylvania in 1986. The Fund became a member of the Sentinel Family of Funds on March 1, 1993. On that date the Advisor and SFSC became the investment advisor and distributor, respectively, to the Fund. Immediately prior to March 1, 1993, the investment advisor to the Fund was ProvidentMutual Management Co., Inc. ("PMMC"), and its distributor was ProvidentMutual Financial Services, Inc., both of which are affiliates of Provident.

        On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., ("SCMF") in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board of Directors authorized the creation of three new classes of stock of the Company, namely, the Small Company, World and Money Market Funds. From March 1, 1993 to March 29, 1994, the Small Company Fund's name was Sentinel Aggressive Growth Fund, and from March 29, 1994 to March 31, 1997, the Small Company Fund's name was Sentinel Emerging Growth Fund. Also on March 1, 1993, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., ("Sentinel Advisors"), an indirect wholly-owned subsidiary of National Life, and the Distribution Agreement between the Company and Equity Services, Inc. ("ESI"), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the arrangements described in the Prospectus under "Management of the Funds" and "Purchase Options".

        On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board of Directors authorized the creation of two new classes of stock of the Company, namely, the New York and Short Maturity Government Funds. From March 27, 1995 to February 3, 1997, the Short Maturity Government Fund's name was Sentinel Short-Intermediate Government Fund.

        On March 14, 1997, the Board of Directors of the Company authorized the creation of the High Yield Fund as a new series of the Company. On June 10, 1999, the Board of Directors of the Company authorized the creation of the Growth Index Fund as a new series of the Company. On December 9, 1999, the Board of Directors of the Company authorized the creation of the Flex Cap Opportunity Fund as a new series of the Company.

                      INVESTMENT OBJECTIVES AND POLICIES

        The investment objectives and certain fundamental policies of each of the Funds are set forth in the Prospectus.

General Considerations and Risks
--------------------------------

        Each Fund is an open-end, management investment company. All Funds are diversified investment companies except the Growth Index, New York and Pennsylvania Funds, which are non-diversified investment companies.

        Each Fund's fundamental policies and investment objectives as they affect each such Fund cannot be changed without the approval of the lesser of
(i) 67 percent or more of the voting securities of each such Fund present at a meeting if the holders of more than 50 percent of the outstanding voting securities of each such Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of each such Fund. With respect to the submission of a change in fundamental policy or investment objective of each such Fund, such matter shall be deemed to have been effectively acted upon with respect to any such Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matters, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Company. Fundamental policies adopted with respect to each Fund, except the Pennsylvania Fund and the New York Fund, provide that no Fund shall concentrate its investments in a particular industry or, except for the Flex Cap Opportunity Fund, group of industries, nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

        Repurchase Agreements. Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds (except for the Flex Cap Opportunity Fund, whose investments in repurchase agreements are discussed separately below) will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds, except for the Flex Cap Opportunity Fund, will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.


        Illiquid and Restricted Securities. As stated in the Prospectus, the High Yield Fund may invest in Rule 144A Securities and corporate loans; however, the High Yield Fund's investment in illiquid securities is limited to 15% of its net assets. The Bond Fund may not invest in illiquid securities, but may invest in Rule 144A Securities to the extent deemed to be liquid under the policies and procedures discussed below. The Flex Cap Opportunity Fund may also invest up to 15% of its net assets in illiquid securities, which include restricted securities, securities for which there is a readily available market, and repurchase agreements with maturities of greater than 7 days. In promulgating Rule 144A under the Securities Act of 1933 (the "Securities Act"), the Securities and Exchange Commission ("SEC") stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of directors, the board may delegate the day-to-day function of determining liquidity to the investment advisor or subadvisor provided the board retains sufficient oversight. The Board of Directors of the Company will consider the adoption of policies and procedures for the Bond Fund, the High Yield Fund and the Flex Cap Opportunity Fund for the purpose of determining whether Rule 144A Securities and, in the case of the High Yield Fund only, corporate loans, in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Advisor or applicable subadvisor will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board of Directors will review periodically purchases and sales of Rule 144A Securities by the Bond Fund, the High Yield Fund and the Flex Cap Opportunity Fund, and corporate loans by the High Yield Fund.


        To the extent that liquid Rule 144A Securities or corporate loans or other securities in which the Funds invest become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor (or the subadvisor), under the supervision of the Board of Directors, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.

        If an investment becomes illiquid, the affected Fund's Advisor or subadvisor will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.


Derivative Transactions
-----------------------

         General. The Fixed-Income Funds may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

         The Equity Funds may (a) purchase and sell exchange traded and OTC put and call options on equity securities and indices of equity securities,
(b) purchase and sell futures contracts on indices of equity securities, and
(c) other securities, such as exchange-traded funds, which replicate the performance of specific "baskets" of stock.

         Each of these Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

         No Fund may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund.

         Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, and indexes of securities prices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

         Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

         Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

         Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

         Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

         When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers, potentially resulting in losses to the Fund.

         Each Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions also could be impaired.

         Swaps. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount". Swaps may involve an interest rate (fixed or floating), a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A Fixed-Income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates. The Funds will enter into swaps only within the internal limitations specified below.

         Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund's obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

         Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund's risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction.

        Internal Limitations. Each of the Funds will observe the following internal limitations with respect to the use of options and futures contracts:

         1. No Fund may hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts, except that the Growth Index Fund may hold up to 20% of its assets in stock index options and futures.

         2. The Funds will buy options on individual securities only to hedge underlying securities which are owned by the Fund, or to close out transactions in options written.

         3. The Funds will sell options on individual securities only to generate additional income on securities which are owned by the Fund, or to close out transactions in options purchased.

         4. The Funds will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund's exposure to the market or sector covered by such index option or future.

         5. The Funds will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund's portfolio.

         6. The Funds will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.

         7. The Funds will enter into default swaps on fixed income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.

         8. When entering into swap agreements, a Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

         9. When transacting in OTC derivatives involving counterparty risk, the Funds will deal only with counterparties which meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         Asset Coverage for Futures Contracts and Option. Although none of the Funds will be a commodity pool, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. These rules permit mutual funds to invest in futures contracts and options with respect thereto for hedging purposes without limit. However, mutual funds may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation to initial margin deposits and option premiums. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.


         Considerations and Risks Applicable to the Fixed-Income Funds. Each of the Bond Fund and the fixed income portion of the Balanced Fund may invest up to 20% of its total assets, and each of the New York Fund and the Tax-Free Income Fund may invest up to 5% of its total assets, in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics. See Appendix A - "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in such securities will be made only when in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Funds do not intend to purchase debt securities that are in default or which the Advisor believes will be in default. The risks of below-investment grade securities are described further in the Prospectus under "Details About the Funds' Investment Objectives, Principal Investment Strategies and Related Risks - General Information Relevant to the Investment Practices of the Funds, and Associated Risks - Information Relevant to the Fixed Income Funds - Risks of Lower Quality Bonds" on pages 25-28.

         When Issued Purchases. The High Yield, Bond, New York, Pennsylvania, Tax-Free Income, Government Securities and Short Maturity Government Funds and the bond portion of the Balanced Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if Sentinel Advisors or Evergreen Investment Management Company ("Evergreen"), the subadvisor to the High Yield Fund, believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.


        Tax-Exempt Obligations. The Tax-Exempt Funds may invest in municipal obligations that constitute "private activity bonds" under the Internal Revenue Code of 1986, as amended (the "Code") which may subject certain investors to a federal alternative minimum tax ("AMT"). The provisions of the Code relating to private activity bonds generally apply to bonds issued after August 15, 1986, with certain transitional rule exemptions. Private activity bonds are eligible for purchase by the Tax-Exempt Funds provided that the interest paid thereon qualifies as exempt from federal income taxes (and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively). It is the position of the SEC and the Funds that municipal obligations that generate income subject to the AMT should not be counted as tax-exempt for the purpose of determining whether 80% of a Fund's net assets are invested in tax-exempt obligations.

        Tax-exempt obligations held by the Tax-Exempt Funds generally will consist of investment grade municipal obligations with maturities of longer than one year. Long-term obligations normally are subject to greater market fluctuations as a result of changes in interest rates and market conditions than are short-term obligations. The two principal classifications of municipal obligations which may be held by the Tax-Exempt Funds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power in support of the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Tax-exempt private activity bonds (including industrial development bonds) are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds usually is related directly to the credit standing of the corporate user of the facility involved. In addition, the Tax-Exempt Funds may invest in short-term municipal obligations (commonly referred to as municipal notes). Municipal notes often are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include variable and floating rate demand obligations, tax anticipation notes, revenue anticipation notes, construction loan notes and bond anticipation notes.

        The Pennsylvania Fund will attempt to invest 100% of its assets in Pennsylvania obligations, and the New York Fund will attempt to invest 100% of its assets in New York obligations. As a matter of fundamental policy, the Pennsylvania and New York Funds, under normal market conditions, will invest at least 80% of their net assets in tax-exempt Pennsylvania obligations or New York obligations, respectively, in each case which are rated within the top four rating categories by a nationally recognized statistical rating organization or, if not rated, which, in the opinion of the Advisor, possess equivalent investment characteristics. The fourth grade is considered medium-grade and has speculative characteristics. The Pennsylvania Fund may invest up to 25% of its assets in securities rated at this fourth grade, and the New York Fund may invest without limitation in securities rated at this fourth grade. These bond ratings are described in Appendix A.

        During temporary defensive periods when, in the Advisor's opinion, suitable Pennsylvania or New York obligations are unavailable, or the Advisor anticipates an increase in interest rates, the Pennsylvania and New York Funds may invest not more than 20% of their assets in obligations, the interest on which is exempt only from federal income taxes (such as obligations issued by states other than Pennsylvania or New York, respectively) or is exempt only from Pennsylvania or New York personal income taxes, respectively (such as obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). Moreover, under such conditions, all three Tax-Exempt Funds may make temporary investments in high-quality obligations, the interest on which is not exempt from either federal or any state personal income taxes. Such investments will consist of debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Standard & Poor's or Moody's, certificates of deposit, banker's acceptances, or repurchase agreements.

        Variable or Floating Rate Notes. The Tax-Exempt Funds may invest in variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days' notice. The Tax-Exempt Funds will have the right to receive repayment of principal and payment of accrued interest within seven days. Some notes may be rated by credit rating agencies but unrated notes purchased by the Funds, in the Advisor's opinion, will be of comparable quality at the time of purchase to instruments that are rated as high quality. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer's obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Funds' quality standards. In addition, the Advisor will consider that foreign banks are not subject to the same regulations as are domestic banks and may be involved in different business activities and have different risks. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note's demand feature or resell the note at any time to a third party. If a significant portion of a Fund's assets were invested in notes of a single issuer, however, the issuer's ability to meet the demand feature could affect that Fund's liquidity. Included in the variable and floating rate demand instruments that the Tax-Exempt Funds may purchase are participations in municipal obligations purchased from and owned by financial institutions, primarily banks, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income taxes and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

        Municipal Bond Insurance. Certain of the municipal obligations held in the portfolios of the Tax-Exempt Funds may be insured. Different types of such insurance include a "New Issue Insurance Policy", a "Mutual Fund Insurance Policy" or a "Secondary Market Insurance Policy".

        A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for a Fund's portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Tax-Exempt Funds for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

        A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If a Fund were to purchase such a policy, payment of the annual premiums would reduce such Fund's current yield. The Tax-Exempt Funds have no plans to purchase a Mutual Fund Insurance Policy at this time.

        A Secondary Market Insurance Policy is purchased by an investor subsequent to a security's issuance and generally insures a particular security for the remainder of its term. The Tax-Exempt Funds may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or such Funds may purchase such a policy from a vendor providing such a service.

        Other Matters Specific to the New York Fund. The New York Fund is a non-diversified series of the Company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the New York Fund could invest all of its assets in securities of a single issuer. However, as the Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the New York Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the New York Fund is more susceptible to economic, political and regulatory developments and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.

        Because the New York Fund invests at least 80% of its assets in New York obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the State of New York. See Appendix B - "Economic Conditions in New York" for additional information regarding these factors.

        Other Matters Specific to the Pennsylvania Fund. The Pennsylvania Fund is registered as a non-diversified, open-end investment company under the 1940 Act. Therefore, the Pennsylvania Fund could invest all of its assets in securities of a single issuer. However, as the Pennsylvania Fund also intends to comply with Subchapter M of the Code, it must observe the same diversification restrictions set forth in the preceding section for the New York Fund. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the Pennsylvania Fund is also more susceptible to economic, political and regulatory developments, and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject the Pennsylvania Fund's net asset value per share to greater fluctuations.

        Because the Pennsylvania Fund invests at least 80% of its assets in Pennsylvania obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the Commonwealth of Pennsylvania. See Appendix C - "Economic Conditions in Pennsylvania" for additional information regarding these factors.


        The Pennsylvania Fund's portfolio turnover rate generally will not exceed 100%. A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the Pennsylvania Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains, and possibly taxable interest income, representing accrued market discount. To the extent net short-term capital gains are realized, any distributions of such gains are considered ordinary income for federal income tax purposes.


        In addition, the Pennsylvania Fund does not intend to (i) invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein, or (ii) invest in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years. The Pennsylvania Fund would seek to notify shareholders before changing any of these policies.

Considerations Applicable to the Flex Cap Opportunity Fund
----------------------------------------------------------

         Cash Position. In order to afford the Flex Cap Opportunity Fund the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements. When the analysis of economic and technical market factors by the subadvisor, Fred Alger Management, Inc. ("Alger") suggests that common stock prices will decline sufficiently that a temporary defensive position is deemed advisable, the Fund may invest in high-grade senior securities or U.S. Government securities or retain cash or cash equivalents, all without limitation.

         Small Capitalization Investments. Certain companies in which the Flex Cap Opportunity Fund will invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

         Repurchase Agreements. Like the other Funds, the Flex Cap Opportunity Fund may invest in repurchase agreements. Repurchase agreements the Fund will enter into will usually be for periods of one week or less, and the value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears the same risk of loss in the event that the other party to a repurchase agreement declares bankruptcy or defaults on its obligations that is discussed on page 3 of this Statement of Additional Information. Alger reviews the creditworthiness of the banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

         Warrants and Rights. The Flex Cap Opportunity Fund may invest in securities convertible into or exchangeable for equity securities including warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

         Portfolio Depositary Receipts. To the extent otherwise consistent with its investment policies and applicable law, the Flex Cap Opportunity Fund may invest up to 5% of its total assets in Portfolio Depositary Receipts, which are exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indexes or sectors of such indexes. For example, the Fund may invest in Standard & Poor's Depositary Receipts(R) (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts(R) (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index.

         Foreign Securities. The Flex Cap Opportunity Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or U.S. dollar denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency, rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

         The Flex Cap Opportunity Fund may purchase ADRs, ADSs or U.S. dollar-denominated securities of foreign issuers which are not subject to the 20% foreign securities limitation. ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

         Borrowing. The Flex Cap Opportunity Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the cost of borrowing, including interest paid on the borrowing, the net asset value of the Flex Cap Opportunity Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Flex Cap Opportunity Fund's shares will decrease faster than would otherwise be the case. The Flex Cap Opportunity Fund may also borrow from banks for temporary or emergency purposes. The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Flex Cap Opportunity Fund may be required to sell some of its portfolio holdings within three business days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Considerations and Risks Applicable to the World Fund
-----------------------------------------------------

        Foreign Currency Transactions. The value of the assets of the World Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

        The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the prices of such securities should decline.

        The World Fund may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

        Second, when the Advisor or INVESCO Global Asset Management (N.A.), Inc., the World Fund's subadvisor ("INVESCO") believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Advisor does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Fund. The Fund's custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Under normal circumstances, the Fund expects that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

        The Fund will experience the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Fund's net assets on a daily basis, thereby providing an appropriate measure of the Fund's financial position and changes in financial position.

Foreign Securities for Funds other than the World Fund
------------------------------------------------------

        Before foreign securities are purchased for Funds other than the World Fund, the differences between them and U.S. securities are considered. This includes possible differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.

                            INVESTMENT RESTRICTIONS

        The Company. Certain By-Laws of the Company, which may be changed only by a shareholder vote, prohibit the purchase by any Fund other than the Flex Cap Opportunity Fund of the securities of any company not in operation continuously for at least three years (including any predecessor company) and, except for U.S. Government Securities and obligations of the government of Canada, forbid the purchase of the securities of any one issuer, if the market value of such securities exceeds 5% of the total market value of all of the Company's securities and cash.

        The Company's Board of Directors has also adopted a policy under which each of the Common Stock Fund, Balanced Fund, Mid Cap Growth Fund and Bond Fund cannot purchase securities of any one issuer if the market value of such securities exceeds 5% of the total market value of each such Fund's securities and cash.


        It is also a fundamental policy of the Company and the Pennsylvania Fund that they may not borrow money, except as otherwise described above for the Flex Cap Opportunity Fund and except, for all Funds, from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and it may not purchase securities on margin. Also, the Company may not lend its cash or securities, may not deal in real estate, may not act as underwriter of securities issued by others, and may not purchase from or sell to any officer, director or employee of the Company, the Advisor, a subadvisor or underwriter, or any of their officers or directors, any securities other than shares of the Company's capital stock None of the Funds may invest in oil, gas or other mineral exploration or development programs or leases. None of the Funds, except for the Flex Cap Opportunity Fund, are able to invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.


        The Company's By-Laws also prohibit the purchase or retention of the securities of any one issuer if officers and directors of the Company, its Advisor or underwriter owning individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer.

        The Company may not purchase more than 10% of the voting securities of any issuer. The Company may not invest in companies for purposes of exercising control or management and, except to the extent described above for the Flex Cap Opportunity Fund, the High Yield Bond Fund and the Bond Fund, may not invest in any securities of any issuer which the Company is restricted from selling to the public without registration under the Securities Act. It also may not purchase for any Fund securities of any issuer beyond a market value of 5% of such Fund's net assets, except for the Growth Index Fund and the Flex Cap Opportunity Fund, and may not invest in securities which are not readily marketable, except to the extent described above for the High Yield Bond Fund and the Flex Cap Opportunity Fund. The Company may not make short sales of securities, except to the extent described above for the Flex Cap Opportunity Fund.

        Although not a fundamental policy, so long as the Common Stock Fund is used as the underlying investment vehicle for a National Life separate account, it is the view of management that its investment policies will be affected by insurance laws of certain states, principally New York, which, among other things, may limit most of the Common Stock Fund's investment in common stocks to the common stocks of listed companies meeting certain earnings tests. These essentially are qualitative limitations imposed upon the investments of life insurance companies in order to reduce the risk of loss.

        Restrictions and policies established by resolution of the directors may be changed by the Board, with any material changes to be reported to shareholders. The securities of foreign companies or governments may be selected as being suitable for one or more of the Funds.

         The Pennsylvania Fund. The following investment limitations are applicable to the Pennsylvania Fund, and may not be changed without a vote of the Pennsylvania Fund's shareholders.

        The Pennsylvania Fund may not:

        1. Purchase or sell real estate, except that the Fund may invest in municipal obligations which are secured by real estate or interests therein.

        2. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

        3. Underwrite the securities of other issuers, except to the extent that the acquisition or disposition of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective and policies might be deemed to be an underwriting.

         4. Purchase securities of companies for the purpose of exercising control.

        5. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization or acquisition of assets.

        6. Purchase securities on margin, make short sales of securities or maintain a short position, provided that the Fund may enter into futures contracts.

        7. Issue senior securities except insofar as borrowing in accordance with the Fund's investment objective and policies might be considered to result in the issuance of a senior security; provided that the Fund may enter into futures contracts.

         8. Invest in or sell interests in oil, gas or other mineral exploration development programs.

         9. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations.

        The above investment limitations are considered at the time that portfolio securities are purchased.

        If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

        In order to permit the sale of Pennsylvania Fund shares in certain states, the Pennsylvania Fund may make commitments more restrictive than the investment policies and limitations described above. Should the Pennsylvania Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.

                            MANAGEMENT OF THE FUNDS

        Management is made up of (i) the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees, which consist of the same twelve individuals and which are responsible for the Funds' operations; (ii) the officers of the Company and the Pennsylvania Funds, who are responsible to the Boards; and (iii) the Advisor which, under agreements with the Company and the Pennsylvania Fund, supervises and assists in the management of the Funds and the purchase and sale of securities. In addition, the Advisor has retained the services of INVESCO with respect to the World Fund, Evergreen with respect to the High Yield Fund, and Alger with respect to the Flex Cap Opportunity Fund. See the "The Investment Advisor", below. Set forth below is information regarding the directors/trustees and officers of the Company and the Pennsylvania Fund, their ages and their principal occupations during the past five years. In the case of those persons who also hold positions with affiliated persons of the Funds, such positions are also indicated.


PATRICK E. WELCH * - CHAIRMAN AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, VT 05604
Age 54
National Life - Chairman and Chief Executive Officer, 1997 to present; GNA Corporation (Insurance) - Chairman of the Board, Chief Executive Officer and President of GNA Corporation - 1992 to 1996; LSW National Holdings, Inc. - Chairman and Director; National Financial Services, Inc. - President and Director; Administrative Services - Director - 1997 to present, National Life Investment Management Company, Inc., - Director - 1997 to present; Equity Services, Inc. - Director - 1997 to present; Sentinel Administrative Service Corporation - Director - 1997 to present; and National Retirement Plan Advisors, Inc.- Director - 1997 to present.

JOSEPH M. ROB* - PRESIDENT AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, Vermont  05604
Age 58
Sentinel Management Company - Chief Executive Officer, 1993 to present; Sentinel Financial Services Company - Chief Executive Officer, 1993 to present; Sentinel Administrative Services Company - Chief Executive Officer, 1993 to present; ESI - Chairman, Chief Executive Officer, and Director, 1985 to present, President, 1997 to present; American Guaranty & Trust Company - Director, 1993 to present; LSW National Holdings, Inc. - Director, 1996 to present; Life Insurance Company of the Southwest - Director, 1996 to present.

RICHARD J. BORDA - DIRECTOR/TRUSTEE
P. O. Box 6091
Carmel, California 93923
Age 69
National Life - Former Vice Chairman of the Board, 1985 to 1990, Director, 1975 to 1991; The Monterey Institute for International Studies - Vice Chairman, Director and Trustee, 1991 to present; Air Force Aid Society - President, 1980 to 1995.

DR. KALMAN J. COHEN - DIRECTOR/TRUSTEE
2312 Honeysuckle Court
Chapel Hill, North Carolina 27514-1711
Age 70
Distinguished Bank Research Professor Emeritus, The Fuqua School of Business, Duke University, 1993 to present; USLIFE Income Fund, Inc. - Director, 1973 to present; Sentinel Cash Management Fund, Inc. - Director, 1981 to 1993.

JOHN D. FEERICK - DIRECTOR/TRUSTEE
140 West 62nd Street
New York, New York  10023
Age 64
Fordham University School of Law - Dean, 1982 to present; American Home Products Corporation - Director, 1987 to present.

RICHARD I. JOHANNESEN, JR. - DIRECTOR/TRUSTEE
87 Whitney Lane
Stowe, Vermont 05672
Age 66
Retired; Former Vice President and Manager - Bond Market Research Department, Salomon Brothers Inc.

ROBERT B. MATHIAS - DIRECTOR/TRUSTEE
7469 East Pine Avenue
Fresno, California 93727
Age 70
Sports Consultant; formerly Executive Director- National Fitness Foundation; former U.S. Congressman.


KENISTON P. MERRILL - DIRECTOR/TRUSTEE
Brainstorm Farm, P. O. Box 404
Randolph, Vermont 05060
Age 64
Retired; Former Chairman of the Board of the Company, 1990 to 1997; Chairman of the Board of the Pennsylvania Fund, 1990 to 1997; Sentinel Advisors Company
- Chairman and Chief Executive Officer, 1993 to 1997; National Life - Executive Vice President and Chief Investment Officer, 1994 to 1995; National Life Investment Management Company, Inc. - Chairman and Chief Executive Officer, 1990 to 1995; American Guaranty & Trust Company - Director, 1993 to 1997.

DEBORAH G. MILLER - DIRECTOR/TRUSTEE
1117 Hamilton Avenue
Palo Alto, CA  94301
Age 51
Digital Equipment Corporation - Vice President-Americas Systems Business Unit, 1995 to present; Miller Van Buren, Inc. - Chief Executive Officer, 1994 to 1995.

JOHN RAISIAN, Ph.D. - DIRECTOR/TRUSTEE
Hoover Institution, Stanford University
Serra and Galvey Streets
Stanford, California  94305-6010
Age 51
Director and Senior Fellow - Hoover Institution (academic institution), 1991 to present; Director, Stanford Faculty Club, 1994 to present; Member of the Editorial Board, Journal of Labor Research, 1983 to present; Member, American Economic Association, World Affairs Council, Council of Foreign Relations, National Association of Scholars.

SUSAN M. STERNE - DIRECTOR/TRUSTEE
5 Glen Court
Greenwich, Connecticut 06830-4505
Age 55
Economic Analysis Associates, Inc. - President and Chief Economist, 1979 to present.


ANGELA E. VALLOT - DIRECTOR/TRUSTEE
Director of Stakeholder Relations
Texaco, Inc.
200 Westchester Avenue
White Plains, New York  10650
Age 44
Texaco, Inc. (major oil company) - Director of Stakeholder Relations, 1997 to present; Arent Fox Kintner Plotkin & Kahn (law firm) - Lawyer, 1990 to 1997; Trustee, District of Columbia Retirement Board; Member of the Steering Committee of the NAACP Legal Defense Fund.

JOHN M. GRAB, JR., C.P.A.* - VICE PRESIDENT
National Life Drive
Montpelier, Vermont 05604
Age 54
Sentinel Management Company - Senior Vice President, 1993 to present; Sentinel Administrative Service Company - Senior Vice President, 1993 to present; ESI - Senior Vice President and Chief Financial Officer, 1988 to present; American Institute of Certified Public Accountants; The Vermont Society of Certified Public Accountants.

THOMAS P. MALONE* - VICE PRESIDENT & TREASURER
National Life Drive
Montpelier, Vermont 05604
Age 45
Sentinel Administrative Service Company - Vice President, 1997 to present; Assistant Vice President, 1990 to 1997; Sentinel Group Funds, Inc. - Vice President & Treasurer, 1997 to present; Assistant Vice President, 1990 to 1997

D. RUSSELL MORGAN* - SECRETARY
National Life Drive
Montpelier, Vermont 05604
Age 45
National Life - Senior Counsel, 2000 to present; Counsel, 1994 to 2000;; ESI - Counsel, 1986 to present; Sentinel Advisors Company - Sentinel Financial Services Company - Sentinel Administrative Service Company - Counsel, 1993 to present;

*"Interested Persons" (as defined in the 1940 Act).

         The officers and directors/trustees of the Funds who are employees of National Life, Provident, Penn Mutual, or their respective subsidiaries do not receive any compensation from the Funds. The Company pays to each director who is not an affiliate of the Advisor an annual fee of $18,000 plus $2,100 for each meeting of the Board of Directors attended by the director, and the Pennsylvania Fund pays to each such trustee an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended by such trustee. The Company and the Pennsylvania Fund also reimburse directors/trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The aggregate remuneration paid by the Funds during the fiscal year ended November 30, 2000 to the officers and directors/trustees of the Funds as a group was $316,313.

         The following table sets forth for the fiscal year ended November 30, 2000 compensation paid by the Company and by the Pennsylvania Fund to the directors/trustees who are not affiliated with the Advisor:

                                                                               Pension or          Total
                                                       Aggregate               Retirement          Compensation
                                                       Compensation            Benefits            from Fund
Name of                         Aggregate              From                    Accrued as          and Sentinel
Director/                       Compensation           Pennsylvania            Part of Fund        Pennsylvania
Trustee                         from Company           Tax-Free Trust          Expense             Tax-Free Trust
-------                         ------------           --------------          -------             --------------
Richard J. Borda                       $26,000                 $3,500          None                $29,500
Kalman J. Cohen                        $26,000                 $3,500          None                $29,500

John D. Feerick                        $26,000                 $3,500          None                $29,500
Richard I. Johannesen                  $26,000                 $3,500          None                $29,500
Robert B. Mathias                      $26,000                 $3,500          None                $29,500
Deborah G. Miller                      $26,000                 $3,500          None                $29,500
John Raisian                           $26,000                 $3,500          None                $29,500
Susan M. Sterne                        $26,000                 $3,500          None                $29,500
Angela E. Vallot                       $26,000                 $3,500          None                $29,500


         No compensation was paid to Mr. Merrill in fiscal 2000, but the Funds deemed Mr. Merrill to be an independent Director/Trustee as of December 14, 2000, after which he will be entitled to compensation in the same amounts as are payable to the other independent Director/Trustees.

Codes of Ethics
---------------

         The Boards of the Funds have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that covers the Funds, and the Advisor and the Distributor have each adopted a Code of Ethics under Rule 17j-1. The Codes of Ethics establish procedures for personal investing and restricts certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.


                            PRINCIPAL SHAREHOLDERS

        As of February 29, 2001, the Company's and the Pennsylvania Fund's directors/trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. In addition, as of such date, National Life and its affiliates, each of whose address is National Life Drive, Montpelier, Vermont 05604, except for American Guaranty & Trust Company, whose address is 220 Continental Drive, Newark, Delaware 19713 owned of record and beneficially shares amounting to % of the outstanding shares of the Company ( % of the voting power) which included ____ shares of the Common Stock Fund amounting to ______% of such Fund, shares of the Balanced Fund amounting to ___% of such Fund, ____ shares of the Mid Cap Growth Fund amounting to ____% of such Fund, ____ shares of the Small Company Fund amounting to ____% of such Fund, ____ shares of the World Fund amounting to ____% of such Fund, ______ shares of the High Yield Fund amounting to ______ % of such Fund, ______ shares of the Bond Fund amounting to ______ % of such Fund, ______ shares of the Government Securities Fund amounting to _____% of such Fund, ____ shares of Short Maturity Fund amounting to _____% of such Fund, ____ shares of the Money Market Fund amounting to _____% of such Fund, _____shares of the Tax-Free Income Fund amounting to _____% of such Fund, and _____ shares of the New York Fund amounting to _____% of such Fund. National Life and its affiliates also owned ____ shares of the Pennsylvania Fund amounting to ____ % of the outstanding shares on such date.

         As of February 29, 2001, none of the approximately _________ shareholders owns as much as 5% of the voting stock of any Fund except National Life and its affiliates, and except for the following shareholders of the New York Fund: [update - John Landy] Mr. Louis P. Dicerbo, 261 Madison Avenue, New York, New York 10016-2303 - ___________ shares amounting to ____% of the class; Donaldson, Lufkin & Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303-2052, ______ shares amounting to ____% of the class; Mr. John Kenny Carlin and Mary Anne Carlin, 6110 South County Line Road, Burr Ridge, Illinois 60521-5220 - _________ shares amounting to ____% of the class; and Ms. Arlene Federico, 39 Fruitledge Road, Brookville, New York 11545-3315 - shares amounting to ____% of the class.



        In the case of the High Yield Fund, the World Fund and the Money Market Fund, the ownership by National Life and its affiliates may be deemed to be a controlling interest in the Fund. As a result, on matters in which these Funds vote separately as a class, it may be difficult for the other shareholders to adopt resolutions opposed by National Life, or to defeat proposed resolutions supported by National Life. National Life is organized under the laws of the State of Vermont.

                            THE INVESTMENT ADVISOR

        The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. The Advisor is a Vermont general partnership, the general partners of which are affiliates of National Life, Provident, and Penn Mutual. National Life's affiliate is the majority partner of the Advisor. Patrick E. Welch, the Chairman and Chief Executive Officer of the Funds, is also Chairman and Chief Executive Officer of National Life. As such, he may be deemed to control the Advisor. Joseph M. Rob, the President of the Funds, is also Chief Executive Officer of SFSC, the Funds' distributor, Sentinel Administrative Service Company, the Funds' transfer agent and fund accounting service provider, and Sentinel Management Company, an umbrella partnership which coordinates the activities of the other partnerships. SFSC, Sentinel Administrative Service Company and Sentinel Management Company are all also Vermont general partnerships of which the general partners are affiliates of National Life, Provident and Penn Mutual, with National Life being the majority partner in each case. Mr. Rob is also Chairman & Chief Executive Officer of Equity Services, Inc., a broker-dealer which is wholly owned by National Life. John M. Grab, Jr., Thomas P. Malone, and D. Russell Morgan, the Vice President, Vice President and Treasurer, and Secretary of the Funds, respectively, also hold the positions with the affiliates of the Advisor shown on pages 18-20.


        As compensation in full for services rendered under its advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund and the Flex Cap Opportunity Fund, the Company will pay to the Advisor a monthly fee determined as follows: (1) With respect to the Small Company, Mid Cap Growth, World and Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such funds; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to the Common Stock Fund: 0.55% per annum on the aggregate average daily net assets of the Fund. (3) With respect to the Bond, New York, Tax-Free Income, Government Securities and Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (4) With respect to the Money Market Fund: 0.40% per annum on the first $300 million of aggregate average daily net assets; and 0.35% per annum on such assets in excess of $300 million. Under a separate advisory agreement with the High Yield Fund, the Advisor receives from the High Yield Fund a fee based on the average daily value of the net assets of the High Yield Fund in accordance with the following schedule: 0.75% per annum on the first $100 million of average daily net assets of the High Yield Fund; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. Under a separate advisory agreement with the Growth Index Fund, the Advisor receives from the Growth Index Fund a fee based on the average daily value of the net assets of the Growth Index Fund equal to 0.30% per annum on such average daily net assets. Under a separate advisory agreement with the Flex Cap Opportunity Fund, the Advisor receives from the Flex Cap Opportunity Fund a fee based on the average daily value of the net assets of the Flex Cap Opportunity Fund equal to 0.90% per annum on such average daily net assets. Before waivers of advisory fees, for the fiscal year ended November 30, 2000, such fees aggregated $16,940,595, for the fiscal year ended November 30, 1999, such fees aggregated $17,372,950, and for the fiscal year ended November 30, 1998, such fees aggregated $16,207,972. Of the above advisory fees, $908,701 were waived in the fiscal year ended November 30, 2000.

        As compensation in full for services rendered under its advisory agreement, the Pennsylvania Fund pays to the Advisor a monthly fee of 0.55% per annum on the first $50 million of aggregate average daily net assets of the Fund; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. For the fiscal years ended November 30, 2000, November 30, 1999 and November 30, 1998, the Pennsylvania Fund paid advisory fees of $157,705, $180,302, and $190,754, respectively. Of these advisory fees, $118,774 were waived in the fiscal year ended November 30, 2000.

        Under the Company's advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund and the Flex Cap Opportunity Fund, fees are allocated to the various Funds of the Company which share common fee schedules in proportion to such Funds' net assets.

         Effective March 31, 2001, the Advisor has voluntarily agreed for a period at least until November 30, 2001, to waive the following Funds' advisory fees or other expenses necessary to limit these Funds' overall expense ratios to the amounts shown below:

         Government Securities Fund Class A shares ...................0.%
         Short Maturity Government Fund Class A shares................0.%
         Tax-Free Income Fund Class A shares..........................0.%
         New York Fund Class A shares ................................0.50%
         Growth Index Class A shares..................................0.65%

In the case of the Growth Index Fund, the waiver of advisory fees also benefits the Class B and Class C shares of the Growth Index Fund, which will experience the same reduced effective advisory fee rate as the Class A shares of the Growth Index Fund. The Advisor currently intends to reset the expense caps annually for the Government Securities, Short Maturity Government, and Tax-Free Income Funds to amounts approximately equal to 90% of the average expense ratios of the Class A shares of such Funds' peer groups (except that in the case of the Short Maturity Government Fund, the expense cap is expected to be increased by approximately 0.15% to take that Fund's higher Rule 12b-1 fee into account). However, these arrangements may be changed or terminated at any time after November 30, 2001.

         In addition to the above waiver program, the Advisor has a policy of waiving advisory fees to the extent, if any, necessary to maintain the aggregate expense ratios of the Class A shares of all of the Funds, except for the World Fund, to 1.30%. In the event that a waiver were required under this policy, the waiver would apply to the same extent across all classes of shares of these Funds, and the aggregate expense ratios of the Class B and Class C shares of these Funds, and the Class D shares of the Balanced Fund, would be reduced proportionately. Although the Advisor has no present intention to do so, this arrangement may be terminated at any time. The aggregate expense ratio of the Class A shares of the Funds was less than 1.30% during fiscal 2000, and no reimbursement was required under this policy.

        The Company's advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund and the Flex Cap Opportunity Fund which was approved by the Company's shareholders on November 30, 1992, the advisory agreement applicable to the High Yield Fund, which was approved by the Company's Board of Directors on March 14, 1997 and the High Yield Fund's shareholders on June 20, 1997, the advisory agreement applicable to the Growth Index Fund, which was approved by the Company's Board of Directors on June 10, 1999 and the Growth Index Fund's shareholders on September 13, 1999, and the advisory agreement applicable to the Flex Cap Opportunity Fund, which was approved by the Company's Board of Directors on December 9, 1999 and the Flex Cap Opportunity Fund's shareholders on February 25, 2000, must each be approved annually by vote of the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the directors who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement applicable to all Funds other than the High Yield Fund, Growth Index Fund and Flex Cap Opportunity Fund, for approval by the shareholders, such matters shall be deemed to be acted upon effectively with respect to any class of the Company if a majority of the outstanding voting securities of such class vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other class affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

        The Pennsylvania Fund's advisory agreement, which was approved by the shareholders of the Fund on February 19, 1993, must be approved annually by vote of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Pennsylvania Fund, but in either event it must also be approved by a vote of a majority of the trustees who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval.

        Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

        As described in the Prospectus, with respect to the World Fund only, the Advisor has entered into a sub-advisory agreement with INVESCO dated July 1, 1999. In accordance with this sub-advisory agreement, INVESCO provides the World Fund with a continuous investment program consistent with its stated investment objectives and policies. The Advisor pays to INVESCO a fee equal to the greater of (i) 0.375% per annum of the World Fund's aggregate average daily net assets up to $500 million, and 0.30% per annum of such net assets in excess of $500 million, or (ii) $20,000 per year. Such fee is paid monthly in arrears. The sub-advisory agreement must be approved annually in one of the same ways as for the Company's advisory agreement as described above. The sub-advisory agreement also may be terminated by either INVESCO or by action of the Board of Directors of the Company or the shareholders of the World Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment. For the period April 1, 1996 to June 30, 1999, INVESCO provided the same services under identical sub-advisory agreements and prior to that, Cashman Farrell & Associates was the subadvisor under a similar sub-advisory agreement.

        Also as described in the Prospectus, the Advisor has entered into a sub-advisory agreement with Evergreen with respect to the High Yield Fund. Pursuant to this agreement, Evergreen provides the Advisor with a continuous investment program consistent with the High Yield Fund's stated investment objectives and policies. Under this agreement, the Advisor pays a fee to Evergreen equal to one half of the fee paid by the High Yield Fund to the Advisor, provided that the fee paid by the Advisor to Evergreen will always be at least 0.35% per annum of the average daily net assets of the High Yield Fund. This agreement became effective June 20, 1997. This sub-advisory agreement also may be terminated by either of the Advisor or Evergreen or by action of the Board of Directors of the Company or the shareholders of the High Yield Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.

        Also, as described in the Prospectus, the Advisor has entered into a sub-advisory agreement with Alger with respect to the Flex Cap Opportunity Fund. Pursuant to this agreement, Alger provides the Advisor with a continuous investment program consistent with the Flex Cap Opportunity Fund's stated investment objective and policies. Under this agreement, the Advisor pays a fee to Alger equal to 0.50% per annum of the average daily net assets of the Flex Cap Opportunity Fund. This agreement became effective February 29, 2000. This sub-advisory agreement also may be terminated by either of the Advisor or Alger or by action of the Board of Directors of the Company or the shareholders of the Flex Cap Opportunity Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.


        The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2000 were $529,261, $300,107 and $203,238, respectively. The fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 1999 were $465,054 and $346,694, respectively; and the fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 1998 were $430,058 and $253,092, respectively.


                             PRINCIPAL UNDERWRITER


        SFSC acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604. The Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows dealer concessions as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 2000, 1999, and 1998 were $3,458,459, $3,382,541, and $4,834,945, respectively. Of this amount, SFSC retained, in the fiscal years ended November 30, 2000, 1999, 1998 and 1997, $178,032, $157,275, and $153,177.

         During the fiscal year ended November 30, 2000, SFSC also received $1,086,205 in contingent deferred sales loads. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company and the Pennsylvania Fund provide that SFSC use its best efforts to continuously offer the Funds' shares. These contracts may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.

                            THE DISTRIBUTION PLANS

         The Company and the Pennsylvania Fund have adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company's Funds (other than the Money Market Fund). In addition, the Short Maturity Government Fund has a separate Supplemental Distribution Plan applicable only to it. The Pennsylvania Fund has a Distribution Plan applicable only to it. The Class B shares of the Small Company, World, Common Stock, Balanced, and Bond Funds have adopted a Class B Distribution Plan, effective April 1, 1996. The Plans were extended to include the High Yield Fund's Class A and Class B shares on March 14, 1997, and the Class B Distribution Plan was extended to include the Class B shares of the Mid Cap Growth Fund effective January 12, 1998. The Plans were extended to include the Class A shares and Class B shares of the Growth Index Fund on June 10, 1999. Effective May 4, 1998, the Class C shares of the Common Stock, Balanced, World and High Yield Funds adopted a Class C Distribution. The Class D shares of the Balanced Fund adopted a Class D Distribution Plan on August 21, 1998 Plan (all of these plans are collectively hereinafter referred to as the "Plans"). The Plans were further extended to include the Class A, Class B and Class C shares of the Flex Cap Opportunity Fund on December 9, 1999, and to include Class C shares of the Mid Cap Growth Fund on March 30, 2000. In all cases, the Plans reimburse SFSC for expenses actually incurred.

         The Class A, Class B and Class C shares of each Fund (except for the Money Market Fund) paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 2000.


                                                        RECOVERY OF                  SALARY            RENT
                          SERVICE FEES                  PREPAID SALES                 AND             & OTHER
    FUND                  PAID TO DEALERS               COMMISSION                   BENEFITS        MISC. EXP.

    Common                  $ 2,380,328                  $  851,705                $ 1,329,808      $ 220,548
    Balanced                    561,269                     305,798                    269,535         45,005
    Mid Cap Growth              482,399                     266,799                    239,219         36,615
    Small Company               293,989                     126,708                    133,177         21,357
    World                       277,969                     166,427                    123,917         20,656
    High Yield                  121,838                     226,663                     55,213          9,316
    Bond                        107,289                     117,372                     81,313        13,465
    Government                   51,448                        0                        52,654          8,788
    Short Maturity              143,812                        0                        50,964          8,624
    Tax Free                     62,748                        0                        64,943         10,887
    NY Tax Free                  16,768                        0                        14,556          2,394
    PA Tax Free                  22,599                        0                        25,088          4,172
    Growth Index                123,241                     101,652                     62,142          9,921
    Flex Cap                     70,668                     103,195                     31,097          4,374

    TOTAL                     4,716,365                   2,266,319                  2,533,626        416,122


    FUND                  PROSPECTUS                                             TOTAL
                          PRINTING &              TRAVEL &                       12B-1
                          SALES                   ENTERTAINMENT                 ACCRUAL
                          PROMOTION

    Common                $ 587,921               $ 230,731                  $  4,749337
    Balanced                122,706                  46,621                    1,045,136
    Mid Cap Growth          109,515                  41,714                      909,462
    Small Company            66,634                  23,318                      538,474
    World                    57,332                  21,390                      501,264
    High Yield               24,604                   9,516                      220,487
    Bond                     36,629                  14,077                      252,773
    Government               24,164                   9,136                      146,190
    Short Maturity           22,499                   8,788                      234,687
    Tax Free                 28,173                  11,207                      177,957
    NY Tax Free               6,142                   2,534                       42,394
    PA Tax Free              11,101                   4,349                       67,309
    Growth Index             27,275                  10,759                      233,338
    Flex Cap                 13,284                   5,567                      124,990

    TOTAL                  1,137979                 439,707                    9,243,800



        Under the Plan applicable to the Class B shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds (except that this amount will be less for the High Yield Fund Class B shares for so long as National Life maintains a significant investment in High Yield Fund Class B shares, and except that it is expected that the amounts payable with respect to the Growth Index Fund will be equal to 0.75% of the net assets of the Class B shares of the Growth Index Fund). SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class B shares, service fees to brokers with respect to the Class B shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

        Under the Plan applicable to the Class C shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class C shares, and pay continuing commissions and service fees to brokers with respect to the Class C shares.

        Under the Plan applicable to the Class D shares of the Balanced Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class D shares of the Balanced Fund. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class D shares.

        The Boards of the Funds believe that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Boards believe it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

        The Plans have been approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees, including all of the directors/trustees who are not interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Boards, including a majority of the directors/trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such directors/trustees be done by the disinterested directors/trustees. The Plans and any distribution agreement may be terminated at any time, without penalty, by such directors/trustees on 60 days' written notice. SFSC or any dealer may also terminate their respective distribution agreement at any time upon written notice.

        The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the disinterested directors/trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

        SFSC is required to report in writing to the Board of Directors of the Company and the Board of Trustees of the Pennsylvania Fund at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Boards with such other information as reasonably may be requested in order to enable the Boards to make informed determinations of whether the Plans should be continued.

                         THE FUND SERVICES AGREEMENTS

        Sentinel Administrative Service Company ("Sentinel Service"), in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. Sentinel Service performs the transfer agency responsibilities utilizing, through State Street Bank & Trust - Kansas City ("State Street"), the computer system of DST Systems, Inc. ("DST") on a remote basis.

        For these services, the Fund Services Agreements currently provide for the Funds to pay to Sentinel Service fixed fees totalling $896,625 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company and the Pennsylvania Fund of $2,563,000 and $37,000, respectively, plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 and 1,500, respectively, in each case as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board of Directors or Board of Trustees. Fees are payable monthly in arrears.


        Total fees payable to Sentinel Service under the Fund Services Agreements for the years ended November 30, 2000, 1999, and 1998 were $3,677,386, $3,660,697, and $3,596,581, respectively.


        Sentinel Service is a Vermont general partnership of which affiliates of National Life, Provident and Penn Mutual are the general partners.

        The Company's Fund Services Agreement was approved by the Company's shareholders on November 30, 1992, and the Pennsylvania Fund's Fund Services Agreement was approved by that Fund's shareholders on February 19, 1993. The agreements were approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees on August 13, 1992 and August 14, 1992, respectively. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the directors/trustees who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to Sentinel Service and by Sentinel Service on 60 days' notice to the Fund.

                            PORTFOLIO TRANSACTIONS
                           AND BROKERAGE COMMISSIONS

         The Funds' policy, other than for the Flex Cap Opportunity Fund, in the case of listed securities is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the fixed income Funds where trading may be an important factor. Subject to the direction and control of the Boards and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. Sales of shares of the Funds may also be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds, subject to the conditions that commissions paid to such broker-dealers be no higher than would otherwise be paid, and that the prices be, in the judgment of the Advisor, the best then available.

         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, portfolio transactions for the Flex Cap Opportunity Fund will be executed through Fred Alger & Company, Incorporated (the "Alger Broker"), if in the judgment of Alger, the use of the Alger Broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, the Alger Broker charges the Flex Cap Opportunity Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

         In selecting brokers or dealers to execute portfolio transactions for the Flex Cap Opportunity Fund, Alger seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

        In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

        Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor and the Funds' subadvisors will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor or subadvisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's or subadvisor's overall responsibilities to the Funds and to its other clients.

        Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

        Although research and market and statistical information from brokers and dealers can be useful to the Funds, to the Advisor, and to the subadvisors, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's and the subadvisors' own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff or the subadvisors' staffs.

        The Advisor obtains several research services specifically in exchange for commissions paid by the Funds and its other clients. These services primarily consist of electronic research services from Bloomberg, ILX, Factset, and First Call. The Funds also obtain Lipper Directors' Analytical Data from Lipper Analytical Distributors, Inc., in exchange for Fund brokerage commissions. This service is available only for brokerage commissions.

        The research services provided by brokers through which the Funds effect securities transactions may be used by the Advisor or the subadvisors in managing its other client accounts, as well as the Funds. However, the Advisor and the subadvisors use the commissions paid by most of their other client accounts to obtain research services as well, and this research is also useful in managing the Funds' accounts, as well those of other clients.


        Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount. For the years ended November 30, 2000, 1999, and 1998 the Funds paid total brokerage commissions of $3,794,969, $2,620,027, and $1,895,116, respectively. Brokerage commissions paid by each Fund were as follows:


                                                                         Year Ended

Fund                                                   11/30/00          11/30/99         11/30/98
Common Stock                                           $2,544,713        $1,820,575       $1,152,082
Balanced                                                  322,656           258,922          194,922
Mid Cap Growth                                            409,823           254,820          255,666
Small Company                                             203,957           128,898          201,520
World                                                     239,286           156,812           90,926
High Yield                                                   ---               ---              ---
Bond                                                         ---               ---              ---
Government Securities                                        ---               ---              ---
Short Maturity Gov't                                         ---               ---              ---
Money Market                                                 ---               ---              ---
Tax-Free Income                                              ---               ---              ---
New York                                                     ---               ---              ---
Pennsylvania                                                 ---               ---              ---
Growth Index (1)                                           38,186              ---              ---
Flex Cap Opportunity(2)                                    67,300              ---              ---


(1)  Commenced operations on September 13, 1999
(2)  Commenced operations on February 25, 2000.

        The Funds paid brokerage commissions of $91,819, $54,684 and $28,702 to Janney Montgomery Scott Inc. for the fiscal years ended November 30, 2000, 1999, and 1998, respectively. Janney Montgomery Scott, Inc. is wholly owned by Penn Mutual, an affiliate of a general partner of the Advisor. These commissions were 2.4% of the Funds' aggregate brokerage commissions paid in the fiscal year ended November 30, 2000. The commission rate applicable to all such transactions was $.06 per share, the same commission rate generally paid by the Funds in comparable transactions.

        Such commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, 100% was allocated in 2000, 1999, and 1998 to brokers or dealers whose furnishing of research information was a factor in their selection.

                              PORTFOLIO TURNOVER

        Purchases for the Small Company, Common Stock, Growth Index, World, Balanced and Pennsylvania Funds are made for long-term investment, and not for short-term trading profits. However, during rapidly changing conditions, there necessarily may be more portfolio changes than in a more stable period and these may result in short-term gains or short-term losses.

        The Mid Cap Growth and Flex Cap Opportunity Funds may have a high level of portfolio turnover. These Funds may engage in relatively short term trading in some stocks. This activity may create higher transaction costs due to commissions and other expenses. In addition, a high level of short term trading may increase the Mid Cap Growth Fund's and the Flex Cap Opportunity Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

        In pursuit of the investment objectives of the High Yield, Bond, Government Securities, Short Maturity Government, Tax-Free Income and New York Funds and the bond portion of the Balanced Fund, it is expected that assets will be managed actively. In order to maximize income and protect the income stream or improve the quality of the portfolio, in light of market and economic conditions as interpreted or anticipated by the Advisor, these Funds' portfolios will be monitored constantly and will be adjusted when deemed appropriate in furtherance of the Funds' investment objectives. Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities.


        There were no significant variations in the Funds' portfolio turnover rates over the two most recently completed fiscal years, or any anticipated variations in these portfolio turnover rates from those in the fiscal year ended November 30, 2000, except that portfolio turnover for the Small Company Fund increased from 43% to 87%% due to more rapidly changing markets during the year, while the Government Securities Fund and the Short Maturity Government Fund's portfolio turnover decreased from 330% and 203% respectively, to 232% and 88%, respectively; while these Funds continue to be actively managed, there was less need for portfolio adjustments than in the prior year.


                                CAPITALIZATION

        Shares of the Company's common stock and shares of beneficial interest in the Pennsylvania Fund are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Company vote as a single class. Each share of the Pennsylvania Fund entitles the holder to one vote for all purposes.

        The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Company's Board has adopted an "Amended Rule 18f-3 Plan" under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

        In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

        Voting rights are non-cumulative, meaning that the holders of more than 50% of the shares voting for the election of directors/trustees can elect 100% of the directors/trustees being voted upon if they choose to do so, and, in such event the holders of the remaining minority of the shares voting for the election of directors/trustees will not be able to elect any person or persons to the Board.

                            HOW TO PURCHASE SHARES
                                      and
                             REDUCE SALES CHARGES

        Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of Class B shares, which are offered by the Common Stock, Balanced, Mid Cap Growth, Small Company, World, High Yield and Bond Funds, is equal to the current net asset value per share. The public offering price of Class C shares, which are offered by the Common Stock, Balanced, World and High Yield Funds, and the Class D shares offered by the Balanced Fund, is also equal to the current net asset value per share. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class B and Class D shares, redemption of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See "Purchase Options" in the Prospectus.

        The Group Purchase Program - Clients of a single registered representative or group of affiliated registered representatives who make purchases by opening new accounts within a 60-day period and whose funds for such purchases all originate from a single other source may aggregate such purchases for purposes of determining the applicable sales charge level or CDSC schedule for such purchases.

                     ISSUANCE OF SHARES AT NET ASSET VALUE

        Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Funds, the Advisor, and the Advisors' affiliates. See "Purchase Options - Class A Shares - Reduced Sales Charges" in the Prospectus.

        The Funds normally will buy back your shares on demand on any business day (as defined below). Class A shares generally are repurchased at current net asset value; a CDSC may be payable on redemptions of Class B, Class C or Class D shares, or Class A shares of the Money Market Fund received in exchange for Class C shares of another Fund or Class D shares of the Balanced Fund, and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.

                       DETERMINATION OF NET ASSET VALUE

        The net asset value per share of each Fund or class of shares is computed by dividing the total value of the assets of that Fund or class of shares, less its liabilities, by the total number of such Fund's or class of shares' outstanding shares. Equity securities which are traded on a national securities exchange are valued at the last reported sale price each business day at the regular close of trading, currently 4:00 p.m. Eastern time. Equity securities for which there were no sales during the day are valued at the mean between the latest available bid and asked prices. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. These valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale. Net asset value is calculated once each business day, at 4:00 p.m. Eastern time, and becomes effective immediately upon its determination. Orders to purchase shares of the Funds received by dealers prior to 4:00 p.m. Eastern time will be confirmed on the basis of such closing price, provided they are received by the Distributor prior to the close of its business day. Orders received by dealers after 4:00 p.m. Eastern time will be confirmed on the same basis as previously stated with respect to the next business day. "Business day" means a day on which the New York Stock Exchange is open. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The Money Market Fund values its portfolio securities based on their amortized cost in accordance with SEC regulations. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During such periods the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar investment company which uses mark-to-market value for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company which utilizes mark-to-market values and existing investors would receive less
(more) investment income. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00.

        In accordance with the SEC rule permitting the use of the amortized cost method of valuation, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and must purchase instruments having remaining maturities of 397 days (13 months) or less. In addition, the Directors of the Company have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The Company's Directors will review periodically the Money Market Fund's portfolio holdings to determine whether a deviation exists between the net asset value calculated using market quotations and that calculated on an amortized cost basis. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to existing shareholders, the Money Market Fund will take such corrective action as it regards as necessary and appropriate, including (i) the reduction of the number of outstanding shares of the Money Market Fund by having each shareholder proportionately contribute shares to the Money Market Fund's capital, (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (iii) the withholding of dividends or (iv) the establishment of a net asset value per share by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Money Market Fund's capital the number of shares which represent the difference between the amortized cost valuation and the market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the Money Market Fund.

         Since the net income of the Money Market Fund is determined and declared as a dividend immediately prior to each time the asset value of the Money Market Fund is determined, the net asset value per share of the Money Market Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Money Market Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Money Market Fund in that shareholder's account and any decrease in the value of a shareholder's investment may be reflected by a reduction in the number of shares in the account. See "Taxes" below.

          COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2000

Class A Shares:


(Reduced offering prices apply on purchases of $100,000 or more of shares of the Funds, as described in the Prospectus.)

                               Common                                 Mid Cap            Small
                                Stock                Balanced          Growth           Company           World
                                Fund                   Fund             Fund              Fund             Fund

Net assets                 $1,313,790,228         $231,855,364      $206,488,421      $156,483,997     $96,354,218
Shares outstanding             31,868,805           12,417,392        10,883,209        22,275,439       5,168,018
Net asset value per
 share (redemption
 price)                            $41.22               $18.67            $18.97             $7.02          $18.64
Maximum offering
  price per share*                 $43.39               $19.65            $19.97             $7.39          $19.62

=====================================================================================================================
=====================================================================================================================
                                                    Government           Short Maturity          Money           Flex Cap
                                Bond                Securities               Gov't.              Market         Opportunity
                                Fund                  Fund                   Fund                 Fund             Fund

Net assets                 $71,561,287             $60,650,529             $52,316,650       $127,055,603      $31,303,230
Shares outstanding          12,316,588               6,180,377               5,470,587        127,055,603        5,152,057
Net asset value per
  share (redemption
  price)                         $5.81                   $9.81                   $9.56              $1.00            $6.08
Maximum offering
  price per share*               $6.50                  $10.22                   $9.66              $1.00            $6.40

=====================================================================================================================
=====================================================================================================================
                               Tax-Free
                                Income          New York        Pennsylvania         High Yield         Growth
                                 Fund            Fund               Fund              Bond Fund       Index Fund

Net assets                   $68,849,793     $18,718,134         $28,493,202         $18,234,911      $68,450,760
Shares outstanding             5,338,553       1,614,558           2,287,497           2,351,050        3,693,228
Net asset value per
  share (redemption
  price)                          $12.90          $11.59              $12.46               $7.76           $18.53
Maximum offering
  price per share*                $13.44          $12.07              $12.98               $8.08           $19.01
=====================================================================================================================
=====================================================================================================================

[Need to add a column for the Flex Cap]

For the Flex Cap Opportunity Fund, Common Stock Fund, Balanced Fund, Mid Cap Growth Fund, Small Company Fund and World Fund, the maximum offering price is 1000/950 times the net asset value per share. For the High Yield Bond Fund, Bond Fund, Government Securities Fund, Tax-Free Income Fund, New York Tax-Free Income Fund and Pennsylvania Tax-Free Trust, the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the Money Market Fund, the maximum offering price per share is equal to the net asset value per share. For the Growth Index Fund, the maximum offering price is 1000/975 times the net asset value per share.


In the case of Class B, Class C shares and Class D shares, the maximum offering price is equal to the net asset value per share.

                                     TAXES

General
_______


        Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B Class C and Class D shareholders, as applicable. Each Fund intends to distribute substantially all of such income.

        As discussed in the Prospectus, the Company consists of fourteen separate Funds. The Pennsylvania Fund is a separate Pennsylvania trust. Each such Fund is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level.

        Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income for federal income tax purposes. However, "exempt-interest dividends" (as defined in Section 852(b)(5) of the Code) not subject to federal income tax are expected to be paid by the Tax-Free Income Fund, "exempt-interest dividends" not subject to either federal income tax or Pennsylvania personal income tax are expected to be paid by the Pennsylvania Fund, and "exempt-interest dividends" not subject to federal income tax or New York State and City personal income tax are expected to be paid by the New York Fund, as described in the Prospectus. Distributions made from an excess of net long-term capital gains over net short-term capital losses (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, (as well as any amount of capital gain dividends in the different categories of capital gain referred to above), and the portion of any ordinary income dividends eligible for the dividends received deduction allowed to corporations under the Code.

        Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

        With the exception of exempt-interest dividends paid by the Tax-Exempt Funds, dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Generally, distributions by the Tax-Exempt Funds, the World Fund, the Bond Fund, the Government Securities Fund, the High Yield Fund, the Short Maturity Government Fund and the Money Market Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. The Funds will allocate any dividends eligible for dividends received deduction among the Class A, Class B, Class C and Class D shareholders, as applicable, according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to Class A, Class B, Class C and Class D shares during the taxable year, or such other method as the Internal Revenue Service may prescribe. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.

        If the value of assets held by the Money Market Fund declines, the Board of Directors may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares will, for federal income tax purposes, be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable for federal income tax purposes, even if the number of shares in shareholders' accounts has been reduced as described above.

        Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company or the Pennsylvania Fund, as the case may be, or who, to the Company's or Pennsylvania Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

        Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.


        Dividends and interest received by the World Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the World Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. A foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The distributing Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by such Fund. If a Fund satisfies the holding period requirements and if more than 50% in value of its total assets at the close of the taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. The World Fund, and other Funds to the extent applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, the World Fund will allocate foreign taxes and foreign source income among the Class A, Class B and Class C shares according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.


        No gain or loss will be recognized for federal income tax purposes by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

        If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company (or Pennsylvania Fund) reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

        A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


        The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company and the Pennsylvania Fund anticipate that they will make sufficient timely distributions to avoid the imposition of the excise tax. Since the required distributions are based only on taxable income, the excise tax generally will not apply to the Tax-Exempt Funds, discussed below.

        At November 30, 2000, the Bond, Government Securities, Short Maturity Government, High Yield, Tax-Free, New York Tax-Free, Flex Cap Opportunity, Growth Index and Pennsylvania Tax-Free Funds had capital loss carryforwards for federal income tax purposes of $12,996,210, $8,113,224, $3,327,190,
$11,535,791, $742,255, $320,889, $16,681,535, $1,377,084 and $343,422$, $ $,
$, $, $ and $, respectively.


Tax-Exempt Funds
----------------

        The Tax-Exempt Funds intend to continue to qualify to pay exempt-interest dividends. The relevant Code provision states that if, at the close of each quarter of the respective Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), such Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Tax-Exempt Fund which are attributable to interest on tax-exempt obligations and designated by the Company or the Pennsylvania Fund, as the case may be, as exempt-interest dividends in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludable from their federal gross income under Code
Section 103(a). Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder were to be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by the Tax-Exempt Funds.

        All or a portion of the Tax-Exempt Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.

        Any loss upon the sale or exchange of Tax-Exempt Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.


        The Code subjects interest received on certain otherwise tax-exempt securities to a federal AMT. The AMT applies to interest received on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Tax-Exempt Funds, to an AMT. Each Tax-Exempt Fund may purchase such private activity bonds, and will report to shareholders before February 1 of each year the portion of such Fund's dividends declared during the preceding calendar year which constitutes an item of tax preference for AMT purposes. The Code further provides that corporations are subject to an AMT based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay the AMT on exempt-interest dividends paid by such Funds.

        The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from a Tax-Exempt Fund during the taxable year.


Tax Treatment of Options and Futures Transactions
-------------------------------------------------

        The Tax-Exempt Funds may purchase or sell financial futures contracts and call and put options on financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as having been sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Tax-Exempt Funds may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Tax-Exempt Funds solely to reduce the risk of changes in price or interest rates with respect to their investments.

        Code Section 1092, which applies to certain "straddles", may affect the taxation of the Tax-Exempt Funds' sales of securities and transactions in financial futures contracts or options thereon and the World Fund's sales of securities and transactions in forward foreign exchange contracts, discussed below. Under Section 1092, the Tax-Exempt Funds may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in financial futures contracts or options thereon. The World Fund likewise may be required to postpone recognition of losses in connection with its forward foreign exchange contracts.

Foreign Currency Transactions
-----------------------------

        In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the diversification requirements applicable to RICs.


        A forward foreign exchange contract held by the World Fund that is a
Section 1256 contract will be marked to market, as described under "Tax Treatment of Options and Futures Transactions" above. However, the character of gain or loss from such a contract will generally be ordinary under Code
Section 988, as discussed below. The World Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

        Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U. S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, a Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of a shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in the Fund shares (assuming the shares were held as a capital asset). These rules, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of currency fluctuations with respect to its investments.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code section and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Ordinary income and capital gain dividends may also be subject to state and local taxes.

        Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government Securities. State law varies as to whether dividend income attributable to U.S. Government Securities is exempt from state income taxes.

        Shareholders are urged to consult their tax advisors regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.

                             SHAREHOLDER SERVICES

        Open Account An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

        The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund.

        Policyowners of National Life, Provident or Penn Mutual who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

        Stock certificates will be issued upon written request and without charge.

        Except for confirmation of purchases made under the Open Account, the cost of these shareholder services are borne by the Funds.

        Automated Clearing House ("ACH") The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide Sentinel Service with a pre-designated destination. There is no charge for this service.


        Distribution Options Shareholders of the Funds may elect to reinvest automatically their ordinary income and capital gain dividends in additional full and fractional shares of any one of the other Funds at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any charge. Before exercising this option, shareholders should read the portions of the Prospectus relating to the selected Fund's objectives and policies. The target and original accounts for dividends must be in different Funds.


        Automatic Investment Plan See the Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.

        Telephone Investment Service See the Prospectus for information and an application.


        Check Writing Service (Class A shares of the High Yield, Bond, Government Securities, Short Maturity Government, Money Market, Tax-Free Income, New York and Pennsylvania Funds) A special feature of the Class A shares of these Funds is the Check Writing privilege available through State Street. Any shareholder who would like to draw checks on his account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Funds. Checks then will be provided by State Street. These checks may be made payable in any amount not less than $500, except for the Money Market Fund which has a minimum amount of not less than $250. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds' shares should be taken into account when writing checks. If an ordinary income or capital gain dividend is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend, but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.


         Sentinel Service provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

        There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

        Exchange Privilege This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to Sentinel Service for such transfer.


        An exchange is a taxable transaction for federal income tax purposes and any gain or loss realized is recognizable for such purposes.


        Exchanges may be subject to certain limitations and are subject to the Funds' policies concerning excessive trading practices, which are policies designed to protect the Funds and their shareholders from the harmful effect of frequent exchanges. These limitations are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Excessive Trading Practices".


        Reinstatement Privilege Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within one year after the redemption. Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short Maturity Government Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Funds to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may be disallowed under current federal tax law.


        If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

        Right To Reject Purchase and Exchange Orders. Purchases and Exchanges should be made for investment purposes only. The Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund.


        Excessive Trading Practices. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies and harm Fund performance. As noted above, the Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. The Funds may also elect to impose an excessive trading fee of 1% of the amount exchanged on accounts which make more than six_exchanges per year. To minimize harm to the Funds and their shareholders, the Funds will exercise these rights if an investor has a history of excessive trading, or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.


           TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD INFORMATION


        Each of the Funds (except the Money Market Fund) from time to time may include its average annual total return in advertisements or information furnished to present or prospective shareholders. The average annual total return for each of the Funds for the one, five and ten year periods ended November 30, 2000 were:


                                                       Average Annual Total Return for the
                                   One Year Ended               Five Years Ended           Ten Years Ended
                                  November 30, 2000            November 30, 2000          November 30, 2000
                                  -----------------            -----------------          -----------------
Common Stock Fund-A                   (0.44)                          13.13                      14.02
Common Stock Fund-B                   (0.06)                          11.57
Common Stock Fund-C                    2.87                            2.49

Balanced Fund-A                       (0.42)                           9.05                      10.35
Balanced Fund-B                       (0.01)                           8.12
Balanced Fund-C                        2.54                            1.89
Balanced Fund-D(9)                    (2.38)                          (1.39)

Mid Cap Growth Fund-A                  8.16                           18.99                      14.49
Mid Cap Growth Fund-B                  8.88                           17.09
Mid Cap Growth Fund-C                  N/A                              N/A                       N/A

Small Company Fund-A                  32.51                           18.26                      14.21
Small Company Fund-B                  34.27                           16.02

World Fund-A                          (8.66)                           9.11                      11.26
World Fund-B                          (8.79)                           7.80
World Fund-C                          (6.00)                           0.51

High Yield Fund - A                  (10.47)                           0.46
High Yield Fund - B                  (11.16)                           0.14
High Yield Fund - C                   (8.74)                          (4.65)

Bond Fund-A                            0.82                            3.54                      6.82
Bond Fund-B                           (0.05)                           3.15

Gov. Sec. Fund-A                       5.34                            4.56                      6.74

Short Maturity Fund-A                  5.63                            5.41                      5.88

Tax-Free Income Fund-A                 3.43                            3.78                      6.05

New York Fund-A                        5.02                            4.39                      5.16(5)

Pennsylvania Fund-A                    3.44                            3.55                      5.46

Growth Index Fund-A(7)               (15.14)                          (7.75)
Growth Index Fund-B(7)               (16.12)                          (8.60)
Growth Index Fund-C                   N/A                              N/A                        N/A

Flex Cap Opp. Fund-A(8)               N/A                              N/A                        N/A
Flex Cap Opp. Fund-B(8)               N/A                              N/A                        N/A
Flex Cap Opp. Fund-C(8)               N/A                              N/A                        N/A


(1)  For the period June 23, 1997 (commencement of operations) through November 30,  2000.
(2)  For the period from March 1, 1993 (commencement of operations) through November 30, 2000.
(3)  For the period from March 24, 1995 (commencement of operations) through November 30, 2000.
(5)  For the period from March 27, 1995 (commencement of operations) through November 30, 2000.
(6)  For the period from April 1, 1996 (commencement of operations) through November 30, 2000.
(7)  For the period from  September 13, 1999 (commencement of operations) through November 30, 2000.
(8)  Commenced operations on February 25, 2000.
(9)  For the period from January 4, 1999 (commencement of operations) through November 30, 2000.
(10) For the period May 4, 1998 (commencement of operations) through November 30, 2000
(11) For the period January 12, 1998 (commencement of operations) through November 30, 2000.

        The above amounts were computed by assuming a hypothetical initial payment of $1,000. From this $1,000 the maximum sales load of $50 (5.0% of the public offering price for the Class A shares of the Common Stock, Balanced, Mid Cap Growth, Small Company and World Funds; $40 (4.0% of the public offering price for the Class A shares of the Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds); and $10 (1% for the Class A shares of the Short Maturity Government Fund) was deducted. It then was assumed that all of the dividends and distributions by each of the Funds over the relevant time period were reinvested. It then was assumed that at the end of the one-, five- or ten-year period, after taking into account all applicable recurring and nonrecurring expenses, the entire amount was redeemed. The average annual total return then was calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return). For the Class B shares, the maximum offering price is equal to the net asset value, and it is assumed that the investment is redeemed at the end of the period. No information is shown for the Class A, B, and C shares of the Flex Cap Opportunity Fund, or the Class C shares of the Growth Index and Mid Cap Growth Funds, since they had less than one year of results as of November 30, 2000.

        Each Fund's average annual total return and current yield will vary depending upon market conditions, the securities comprising such Fund's portfolio, such Fund's operating expenses and the amount of net capital gains or losses realized by such Fund during the period. An investment in any of the Funds will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

        Each of the Funds also from time to time may advertise its total return for specified periods without subtracting the sales load, to illustrate better the performance of money already invested in the Fund during those periods.


        On occasion, the Funds may compare their average annual total return figures to mutual fund averages such as those compiled by Lipper Analytical Services, Inc., and to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500, the S&P/BARRA Growth Index, the S&P/BARRA Value Index, the Standard and Poors 400 Midcap Index, the Russell 2000 Index and the Shearson Lehman Aggregate Bond Index.

        The High Yield, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds' annualized yields for the 30-day period ended November 30, 2000 were:


                                Class A Shares              Class B Shares          Class C shares
                                --------------              --------------          --------------
High Yield                       12.44%                       12.40%                     12.56%
Bond Fund                         6.80%                        6.36%
Tax-Free Income                   4.39%                        NA
Pennsylvania                      4.09%                        N/A
New York                          4.76 %                       N/A
Gov.'t Securities                 6.30%                        N/A
Short Maturity                    5.72%                        N/A
The average daily number of shares outstanding during the period that were eligible to receive dividends were:


                                Class A Shares              Class B Shares           Class C Shares
                                --------------              --------------          --------------

High Yield                       2,432,482                  5,847,052                  153,749
Bond Fund                       12,188,745                  3,166,522
Tax-Free Income                  5,343,812                     N/A
Pennsylvania                     2,282,742                     N/A
New York                         1,581,488                     N/A
Gov.'t Securities                6,188,065                     N/A
Short Maturity                   5,404,442                     N/A


Income was computed by totalling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield then was annualized on a bond equivalent basis assuming semi-annual reinvestment and compounding of net investment income.


        These Funds also may show yield to those already invested in the Funds by using the net asset value per share instead of the maximum offering price per share in the above calculations, which has the effect of raising the quoted yields. Using net asset values, the yields of the Class A shares of the High Yield, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds as of November 30, 2000 were 12.97%, 7.09%, 4.57%, 4.27%, 4.96%, 6.57% and 5.78%, respectively.

        In addition, the Tax-Free Income, Pennsylvania and New York Funds may quote tax-equivalent yield in advertisements. The calculation of tax-equivalent yield is done by multiplying the tax-exempt part of the Fund's yield by an amount which is one minus a stated tax rate, and adding the result to that part, if any, of the Fund's yield that is taxable. As of November 30, 2000, the tax-equivalent yield of the Tax-Free Income Fund was 7.55%, the tax-equivalent yield of the Pennsylvania Fund was 7.27%, and the tax-equivalent yield of the New York Fund was 8.82%. For purposes of the above tax-equivalent yield calculations the assumed federal tax rate is 39.6%. In the case of the New York and Pennsylvania Funds, the assumed combined federal and state tax rates are 43.74% and 41.29%, respectively.


        The Money Market Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. In accordance with regulations adopted by the SEC, the Money Market Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The SEC also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

        The yield quoted should not be considered a representation of the yield of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

        Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, the Money Market Fund's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.

                              GENERAL INFORMATION

        Copies of the Amended and Restated Articles of Incorporation and the By-Laws of the Company, each as amended and supplemented, the Amended and Restated Declaration of Trust and the Code of Regulations of the Pennsylvania Fund, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also now available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. Government Securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds' Custodian. State Street is also Dividend Disbursing Agent for the Funds' shares. Sentinel Service is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, Vermont 05601-1499.

        The independent accountants for the Funds are PricewaterhouseCoopers LLP, located at 1177 Avenue of the Americas, New York, New York 10036. The independent accountants are responsible for auditing the annual financial statements of the Company and the Pennsylvania Fund.


        Counsel for the Funds is Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557.


                             FINANCIAL STATEMENTS


        Audited financial statements for the Company and for the Pennsylvania Fund at November 30, 2000 and for the year then ended are incorporated by reference to the Funds' 2000 Annual Report to Shareholders.


                                  Appendix A

     Description of Moody's Investor Service, Inc.'s ("Moody's") Municipal
                                 Bond Ratings

                               Long-Term Ratings
                   Debt Ratings--U.S. Tax-Exempt Municipals

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, eg. # Aaa.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Standard & Poor's Municipal Issue Ratings

Municipal Issue Rating Definitions

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either

Long-term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
2.       Nature of and provisions of the obligation; and
3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.
Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.


                                  APPENDIX B

                   ECONOMIC AND OTHER CONDITIONS IN NEW YORK

The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York"). Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of State issuers, however, it has not been updated. The Fund has not independently verified this information. The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

New York City

General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City's current financial plan assumes that, after strong growth in 2000, moderate economic growth will exist through calendar year 2003, with moderating job growth and wage increases.

For each of the 1981 through 2000 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2001 through 2004 fiscal years (the "2001-2004 Financial Plan," "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current financial plan projects a surplus in the 2001 fiscal year, before discretionary transfers, and budget gaps for each of the 2002, 2003 and 2004 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

City's Financing Program. Implementation of the City Financial Plan is dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2001 through 2004 contemplates the issuance of $22.77 billion of bonds, including general obligation bonds to be issued by the city as well as bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") and TSASC, Inc. ("TSASC"), which issues debt secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Transitional Finance Authority and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements (see "Seasonal Financing Requirements" within). The success of projected public sales of City, New York City Municipal Water Finance Authority (the "Water Authority"), Transitional Finance Authority, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, Transitional Finance Authority and TSASC.

2001-2004 Financial Plan. On November 17, 2000, the City released the Financial Plan for the 2001 through 2004 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan is a modification to the financial plan submitted to the New York State Financial Control Board on June 15, 2000 (the "June Financial Plan"). The City's 2001 fiscal year began July 1, 2000. The Financial Plan projects revenues and expenditures for the 2001 fiscal year balanced in accordance with GAAP, and project gaps of $2.5 billion, $3.0 billion and $3.0 billion for fiscal years 2002 through 2004, respectively, after implementation of a gap closing program to reduce agency expenditures or increase revenues by $136 million in fiscal year 2001, $67 million in fiscal year 2002 and $54 million in each of fiscal year 2003 and 2004.

The Financial Plan includes a proposed discretionary transfer in the 2001 fiscal year of $1.3 billion to pay debt service due in fiscal year 2002 and a proposed discretionary transfer in fiscal year 2002 to pay debt service due in fiscal year 2003 of $345 million.

In connection with the Financial Plan, the City has outlined a gap-closing program for fiscal years 2002 through 2004. This program, which is not specified in detail, assumes for the 2002 through 2004 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by $1.4 billion, $1.9 billion and $1.9 billion; additional State actions of $550 million and additional Federal actions of $450 million in each of fiscal year 2002 through 2004; and the availability of $100 million of the General Reserve in each of fiscal years 2002 through 2004. The City's projected budget gaps for the 2003 and 2004 fiscal years do not reflect the savings expected to result from the prior years' program to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2002 budget are not taken into account in projecting the budget gaps for the 2003 and 2004 fiscal years.

The Financial Plan contains a labor reserve for merit pay wage increases for City employees for two years after their collective bargaining agreements expire, at a cost of $325 million, $750 million, $800 million and $800 million in fiscal years 2001 through 2004, respectively. The proposed wage increases are contingent upon the City achieving proposed productivity savings and reducing fringe benefit costs in amounts totaling $250 million, $265 million, $280 million and $300 million in fiscal years 2001 through 2004, respectively, which are subject to collective bargaining negotiations. The Financial Plan does not make any provision for wage increases other than the labor reserve for merit pay increases discussed above.

The Financial Plan also reflects a tax reduction program which totals $103 million, $469 million, $597 million and $846 million in fiscal years 2001 through 2004, respectively. This tax reduction program includes elimination of the commercial rent tax over four years commencing June 1, 2000; a reduction and restructuring of the 14% personal tax surcharge effective January 1, 2001 which has been passed by the City Council and signed by the Mayor; the extension of current tax reductions for owners of cooperative and condominium apartments; and the borough development program. The extension of the current tax reductions for cooperative and condominium apartments, which would have an annual cost of approximately $200 million commencing in fiscal year 2002, has not yet received State legislative approval.

Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2001 through 2004 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the "HHC"), the Board of Education (the "BOE") and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials (see "Certain Reports" within). In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

Personal Service Costs. The Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to Federal or State funds or water or sewer funds, will increase from an estimated level of 215,413 on June 30, 2001 to an estimated level of 216,293 by June 30, 2004, before implementation of the gap-closing programs included in the Financial Plan.

The Reserve for Collective Bargaining contains funding for the cost of a wage increase through a merit pay plan for City employees which provides for salary increases based on merit as measured by performance evaluations for two years after their collective bargaining contracts expire in fiscal years 2000 and 2001, contingent upon proposed productivity savings. The reserve does not contain provisions for wage increases thereafter. The reserve reflects a partial offset to these costs from such productivity savings or fringe benefits cost containment that are to be part of any future collective bargaining agreement. Contracts covering the City's workforce have expired or will expire in fiscal year 2001.

Pension Systems. The City maintains a number of pension systems providing benefits for its employees and employees of various independent agencies. In addition to the City's five major actuarial systems, the City also contributes to three other actuarial systems, maintains a non-actuarial retirement system for retired individuals not covered by the five major actuarial systems, provides other supplemental benefits to retirees and makes contributions to certain union annuity funds. The City's pension expenditures in fiscal year 2000 were $615 million. Expense projections for fiscal years 2001 through 2004 are estimated at $1.348 billion, $1.422 billion, $1.467 billion and $1.503 billion, respectively. Prior to June 30, 1999, four of the five major actuarial systems were not fully funded (i.e., the actuarial accrued liability exceeded the actuarial value of the assets). Due to the recognition of recent significant market performance in the actuarial asset values, calculated as of June 30, 1999, three additional systems became fully funded. As of June 30, 1999, only the New York Fire Department, Subchapter Two Pension Fund was not fully funded.

Intergovernmental Aid. The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts projected; that, in future years, State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

The Financial Plan assumes that all existing Federal and State categorical grant programs will continue, unless specific legislation provides for their termination or adjustment, and assumes increases in aid where increased costs are projected for existing grant programs. The City's receipt of categorical aid is contingent upon the satisfaction of certain statutory conditions and is subject to subsequent audits, possible disallowances and possible prior claims by the State or Federal governments. Substantial disallowances of aid claims may be asserted during the course of the Financial Plan. The amount of such disallowances attributable to prior years declined from $124 million in the 1977 fiscal year to $6 million in the 2000 fiscal year. As of June 30, 2000, the City had an accumulated reserve of $205 million for future disallowances of categorical aid.

Certain Reports. The City's financial plans have been the subject of extensive public comment and criticism. From time to time, the staff of the New York State Financial Control Board (the "Control Board"), the Office of the State Deputy Comptroller (the "OSDC"), the City Comptroller, the City's Independent Budget Office (the "IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

On December 21, 2000, the City Comptroller issued a report on the Financial Plan. The report projected a surplus of between $1.5 billion and $1.8 billion in fiscal year 2001, including $1.3 billion in the Budget Stabilization Account. In addition, the report projected budget gaps of between $2.5 billion and $3.0 billion, $3.3 billion and $4.0 billion and $4.1 billion and $5.0 billion in fiscal years 2002 through 2004, respectively, including the gaps of $2.5 billion, $3.0 billion and $3.0 billion projected in the Financial Plan.

With respect to fiscal years 2001 through 2004, the report identified baseline risks of between $171 million and $504 million, $798 million and $1.3 billion, $963 million and $1.6 billion and $1.4 billion and $2.2 billion, respectively, depending upon whether (i) the City achieves the productivity savings in collective bargaining negotiations of between $250 million and $300 million annually which are assumed in the Financial Plan; and (ii) the City incurs labor costs exceeding those assumed in the Financial Plan by between $39 million and $122 million, $32 million and $229 million, $396 million and $758 million and $834 million and $1.4 billion in fiscal years 2001 through 2004, respectively, depending upon whether labor contracts are settled at the rate of local inflation or consistent with new labor contracts negotiated between the State and the Civil Service Employees. Additional risks identified in the report for fiscal years 2001 through 2004 include: (i) assumed payments from the Port Authority relating to the City's claim for back rentals, which are the subject of arbitration; (ii) possible increased overtime expenditures of between $82 million and $320 million in each of fiscal years 2001 through 2004; and (iii) the writedown of outstanding education aid receivables of between $72 million and $104 million in each of fiscal years 2002 through 2004. The report noted that these risks may be offset by additional resources of up to $736 million, $803 million, $706 million and $350 million in fiscal years 2001 through 2004, respectively, including: (i) the availability of $90 million, $194 million and $289 million. In fiscal years 2001 through 2003, respectively, if funds are not spent for purposes of building three sports facilities; (ii) the availability of $300 million in fiscal year 2001 and $250 million annually in each of fiscal years 2002 through 2004 from the writeoff of liabilities accrued in prior years that do not materialize; (iii) possible debt service savings of up to $25 million in fiscal year 2001 and between $50 million and $100 million in each of fiscal years 2002 through 2004 from the refunding of outstanding bonds, lower interest rates on variable rate obligations and lower interest rates on short term notes; and (iv) the possibility that tax revenues will be greater than forecast in the Financial Plan by $263 million, $259 million and $67 million in fiscal years 2001 through 2003, respectively. In addition, the report noted that, while current City pension contribution projections are based on the assumption that investment earnings will equal 8% per annum, for the first five months of fiscal year 2001 the City's pension funds lost 6.5%. The report noted that if the investment experience at the end of fiscal year 2001 is lower than the 8% assumed investment earnings, then City pension contributions would increase over the next five years as the impact of such losses are phased in. Finally, the report noted that the odds have grown that the economic slowdown is occurring or will occur soon and that, while the Federal Reserve interest rate increases have so far resulted in the intended soft landing, risks remain for a hard landing.

On August 25, 1998, the City Comptroller issued a report reviewing the current condition of the City's major physical assets and the capital expenditures required to bring them to a state of good repair. The report estimated that the expenditure of approximately $91.83 billion would be required over the next decade to bring the City's infrastructure to a systematic state of good repair and address new capital needs already identified, and that the City's current Ten-Year Capital Strategy, together with funding received from other sources, is projected to provide approximately $52.08 billion. The 1998 report noted that the City's ability to meet all capital obligations is limited by law, as well as funding capacity, and that the issue for the City is how best to set priorities and manage limited resources.

On December 19, 2000, the staff of the OSDC issued a report on the Financial Plan. The report identified a surplus of $106 million in fiscal year 2001, in addition to the $1.3 billion reflected in the Budget Stabilization Account, and net risks of $745 million, $896 million and $1.6 billion for fiscal years 2002 through 2004, respectively, which, when added to the gaps of $2.5 billion, $3.0 billion and $3.0 billion in fiscal years 2002 through 2004, respectively, projected in the Financial Plan would result in gaps of $3.2 billion, $3.9 billion and $4.7 billion in fiscal years 2002 through 2004, respectively. The risks identified in the report included: (i) the potential for additional wage costs of $400 million and $875 million in fiscal years 2003 and 2004, respectively, if new labor contracts have wage increases at the projected rate of inflation; (ii) assumed labor productivity savings of between $250 million and $300 million annually, which require approval by City unions; (iii) additional Medicaid costs of $134 million in fiscal year 2001 and $153 million annually in fiscal years 2002 through 2004; (iv) the possible writedown of outstanding State education aid receivables of $96 million, $72 million and $104 million in fiscal years 2002 through 2004, respectively; (v) delays in the receipt of Port Authority lease payments assumed in the Financial Plan; (vi) additional pension contributions totaling $70 million in each of fiscal years 2002 through 2004, to take into account teachers' summer school salaries; (vii) possible additional expenditures for health insurance totaling $110 million in each of fiscal years 2002 through 2004; and (viii) the possibility of increased overtime spending of $150 million in each of fiscal years 2002 through 2004. The report also identified the possibility of lower spending of $90 million, $194 million and $289 million in fiscal years 2001, 2002 and 2003, respectively, if funds are not required for the construction and restoration of sports facilities. In addition, the report noted that the risks could be partially offset by the possibility that tax revenues could exceed forecasts in the Financial Plan by between $200 million and $250 million in each of fiscal years 2001 through 2004.

The report noted that while the City's economy remained strong, there are indications that the national economy has begun to slow and that the stock market has become volatile, which could affect securities industry activity, which has been a significant factor behind the growth in income tax revenue in recent years. With respect to possible wage increases, the report noted that recent State agreements with the Civil Service Employees Association and the Transport Workers Union increase compensation by substantially greater than the projected rate of inflation and that a wage settlement for City employees similar to the State agreements would increase costs by $130 million, $285 million, $880 million and $1.2 billion in fiscal years 2001 through 2004, respectively. With respect to pension costs, the report noted that during the first five months of fiscal year 2001, pension fund investments have lost 6% of their value and, while these losses could be offset during the balance of the fiscal year, if a loss occurred, it could significantly increase pension costs in subsequent fiscal years as the loss is phased in over a five year period.

On December 21, 2000, the staff of the Control Board issued a report reviewing the Financial Plan. The report noted that the City is likely to end fiscal year 2001 in balance. However, the report identified net risks of $782 million, $968 million and $1.4 billion for fiscal years 2002 through 2004, respectively, which, when combined with the gaps of $2.5 billion, $3.0 billion and $3.0 billion in fiscal years 2002 through 2004, respectively, projected in the Financial Plan, result in estimated gaps of $3.2 billion, $4.0 billion and $4.4 billion for fiscal years 2002 through 2004, respectively. The report noted (i) the possibility that non-property taxes could be $300 million greater than forecast in the Financial Plan for fiscal year 2001; (ii) that other miscellaneous revenues could be $50 million and $100 million greater than forecast in the Financial Plan for fiscal year 2001 and each of fiscal years 2002 through 2004, respectively. However, the report also identified risks for fiscal years 2001 through 2004 including: (i) a risk for BOE resulting from the writedown of funds owed to BOE by the State which have been outstanding for ten or more years, at a cost of $96 million, $72 million and $104 million in fiscal years 2002 through 2004, respectively; (ii) the receipt of assumed rental payments from the Port Authority relating to the City's claim for back rents, which is the subject of arbitration; (iii) possible increased overtime costs of between $42 million and $151 million annually;
(iv) increased waste disposal costs of approximately $20 million in each of fiscal years 2002 through 2004, respectively; and (v) increased labor costs above those assumed in the Financial Plan of $340 million and $760 million in fiscal years 2003 and 2004, respectively, for possible future labor settlements consistent with the City's inflation assumption, and annual costs of between $250 million and $300 million in fiscal years 2001 through 2004 if productivity and fringe benefit cost savings assumed in the Financial Plan are not realized. With respect to the economy, the report noted that the sharp decline in securities prices in the last three months causes concern with respect to profits and compensation in the securities industry, and an erosion in this key industry could easily undermine the growth prospects of the City's non-property taxes.

Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City issued $750 million of short-term obligations in fiscal year 2001 to finance the City's projected cash flow needs for fiscal year 2001 and issued the same amount of short-term obligations in fiscal year 2000 to finance its cash flow needs for that year. The City issued $500 million of short-term obligations in the 1999 fiscal year to finance the City's projected cash flow needs for the 1999 fiscal year. The City issued $1.075 billion in short-term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

Ratings. As of December 20, 2000, Moody's rated the City's outstanding general obligation bonds A2, Standard & Poor's rated such bonds A and Fitch rated such bonds A+. On July 16, 1998, Standard & Poor's revised its rating of City bonds to A- from BBB+. On September 13, 2000, Standard & Poor's revised its rating of City bonds upward to A. Moody's rating of City bonds was revised in August 2000 to A2 from A3. On March 8, 1999, Fitch revised its rating of City bonds upward to A from A- and on September 15, 2000, Fitch revised its rating to A+. Such ratings reflect only the views of Moody's, Standard & Poor's and Fitch. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

Outstanding Indebtedness. As of September 30, 2000, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $25.7 and $2.5 billion of outstanding net long-term debt. As of November 21, 2000, the Water Authority had approximately $9.4 billion aggregate principal amount of outstanding bonds, inclusive of subordinate Second Resolution bonds, and a $600 million commercial paper program.

Water, Sewer and Waste. Debt service on Water Authority indebtedness is secured by water and sewer fees paid by the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City's current efforts are directed toward protection of the watershed area. The City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, relating to such matters as land use and sewage treatment, will preserve the high quality of water in the upstate water supply system and prevent the need for filtration. In accordance with the New York City Watershed Memorandum of Agreement which was signed on January 21, 1997, among the City, the State, the U.S. Environmental Protection Agency, the communities in the watershed area and several environmental groups, on May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which were planned independently, is approximately $400 million. The New York City Department of Environmental Protection has estimated that the cost of the Watershed Memorandum of Agreement, including investments in the watershed which were previously included in the capital plan, is $1.25 billion. In its report, dated May 31, 2000, the U.S. Environmental Protection Agency found that the City has made significant progress in protecting the Catskill/Delaware watershed, but that it must step up its efforts in certain areas to avoid being required to filter its water in the long-term. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion.

Legislation has been passed by the State which prohibits the disposal of solid waste in any landfill located within the City after December 31, 2001. The Financial Plan includes the estimated costs of phasing out the use of landfills located within the City. The New York City Recycling Law, Local Law No. 19 ("Local Law No. 19") for the year 1989, set requirements for increasing the tonnage of solid waste that is recycled by the Department of Sanitation and its contractors. Pursuant to court order, the City is currently required to recycle 3,400 tons per day of solid waste and is required to recycle 4,250 tons per day by July 2001. The City is currently recycling over 2,600 tons per day of solid waste. If the City is unable to comply with Local Law No. 19, it may incur substantial costs.

Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2000 amounted to approximately $3.5 billion.

New York State

The information in this section is obtained from the State's Annual Information Statement, updated through November 7, 2000. On May 10, 2000, the State issued its 2000-2001 Financial Plan (see "the 2000-2001 Fiscal Year" within). On July 31, 2000, the State released the first of three quarterly updates to the 2000-2001 Financial Plan (the "July Update" or "First Quarterly Update"). On October 30, 2000, the State released the second update to the 2000-2001 Financial Plan (the "Mid-Year Update").

Current Economic Outlook. Employment in New York grew strongly for the first nine months of 2000, with the service sector accounting for the largest increases. The State economy added 166,600 new jobs, a growth rate of 2.0 percent, of which private sector employment added 154,100 of the additional jobs, growing by 2.2 percent. New York's unemployment rate fell to 4.6 percent in September, about one-half of its July 1992 peak of 8.9 percent.

The midyear economic outlook for State employment remains unchanged from the First Quarterly Update. Total employment is expected to grow 2.1 percent for all of 2000 and 1.7 percent for 2001, with the largest employment increases concentrated in the services sector. Projections for wages and personal income growth for 2000 have been increased from the First Quarterly Update, and reflect strong first quarter growth in bonus payments. However, the recent prolonged weakness exhibited by the stock market and the slowdown projected for the national economy suggest that the securities industry may not repeat its strong current-year performance. The State Division of the Budget now projects wage growth of 9.4 percent for 2000, followed by growth of 5.4 percent for 2001. Overall personal income growth of 8.0 percent is projected for 2000, with 5.0 percent growth in personal income expected for 2001.

The New York forecast is subject to the same uncertainties as the national forecast, as well as some which are specific to New York (see "Special Considerations" within). For example, with Wall Street fueling a significant portion of the growth in the State's revenues, New York is particularly vulnerable to an unexpectedly poor performance by the financial markets, which could reduce securities industry rates of profit and bonus payment growth.

Overall employment growth in the State was 2.6 percent in 1999, and is projected to be 2.1 percent in 2000 and 1.7 percent in 2001. On the national level, employment growth was 2.2 percent for 1999 and is projected to be 2.0 percent and 1.6 percent for 2000 and 2001, respectively.

On an average annual basis, the State unemployment rate was 5.2 percent in 1999 and is projected to be 4.6 percent and 5.1 percent for the 2000 and 2001 calendar years, respectively. For the nation as a whole, the unemployment rate was 4.2 percent for 1999, and is projected to be 4.0 percent and 4.3 percent for the 2000 and 2001 calendar years, respectively.

Personal income in the State grew by 5.3 percent in 1999, and is projected to grow by 8.0 percent in 2000 and 5.0 percent in 2001. For the nation, personal income grew by 5.4 percent in 1999, and is projected to grow by 6.4 percent and 5.8 percent, respectively, for 2000 and 2001.

The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and size of the base to which State taxation applies. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. The finance, insurance and real estate sector is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

The 2000-2001 Fiscal Year. The State's 2000-2001 fiscal year began on April 1, 2000 and ends on March 31, 2001. On March 30, 2000, the State adopted the debt service portion of the State budget for the 2000-2001 fiscal year; the remainder of the budget was enacted by the State Legislature on May 5, 2000, 35 days after the statutory deadline of April 1. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the 2000-2001 fiscal year, the State enacted interim appropriations that permitted the State to continue its operations. Following the enactment of the budget, the State prepared a Financial Plan for the 2000-2001 fiscal year (the "2000-2001 Financial Plan", "May Financial Plan" or "State Financial Plan") that set forth projected receipts and disbursements based on the actions taken by the Legislature.

Total General Fund receipts and transfers from other funds, are projected to be $39.72 billion in the 2000-2001 fiscal year, an increase of $2.32 billion over the 1999-2000 fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $39.29 billion, an increase of $2.12 billion over the 1999-2000 fiscal year. The Mid-Year Update projects a closing balance of $1.09 billion in the General Fund for 2000-01. The closing balance is comprised of $547 million in the Tax Stabilization Reserve Fund (for unanticipated budget shortfalls), $150 million in the Contingency Reserve Fund (for litigation risks), $338 million in the Community Projects Fund (for legislative initiatives) and $50 million in reserves for other purposes. The closing fund balance does not include additional reserves of $1.2 billion in the School Tax Relief (STAR) Special Revenue Fund (for future STAR payments), $250 million in the Debt Reduction Reserve Fund (for 2001-02 debt reduction) and $29 million in the Universal Pre-K Reserve Fund (for the start-up costs of pre-kindergarten programs).

Receipts. Total General Fund receipts includes $36.35 billion in tax receipts, $1.34 billion in miscellaneous receipts and $2.03 billion in transfers from other funds. The transfer of $3.4 billion in net resources through the tax refund reserve account from the 1999-2000 fiscal year to the 2000-2001 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1999-2000 figures and inflating 2000-2001 projections. The Mid-Year Update did not change the May Financial Plan's estimates of General Fund receipts and transfers from other funds.

Personal income taxes are imposed on the income of individuals, estates and trusts and are based, with certain modifications, on Federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $24.33 billion in the 2000-2001 fiscal year, well over half of all General Fund receipts and nearly $4 billion above the reported 1999-2000 fiscal year collection total. Much of this increase is associated with the $3.4 billion net impact of the transfer of the surplus from 1999-2000 to the 2000-2001 fiscal year as partially offset by the diversion of an additional $1.99 billion in income tax receipts to the School Tax Relief
(STAR) Fund. The STAR program was created in 1997 as a State-funded local property tax relief program funded through the use of personal income tax receipts. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.3 billion, an increase of nearly 5 percent.

User taxes and fees are comprised of three-quarters of the State's four percent sales and use tax, cigarette, tobacco products, alcoholic beverage, auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of motor fuel tax and motor vehicle registration fees and all of the highway use taxes and fees. Receipts from user taxes and fees are projected to total $7.02 billion in 2000-2001, a decrease of $583 million below reported collections in the 1999-2000 fiscal year. The sales tax and cigarette tax components of this category account for virtually all of the 2000-2001 fiscal year decline.

Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Total business tax collections in the 2000-2001 fiscal year are projected to be $4.23 billion in 2000-2001, $332 million below results for the 1999-2000 fiscal year. The year-over-year decline in projected receipts is largely attributable to statutory changes. These include the first year impact of a scheduled bank and insurance franchise tax rate reduction, a reduction in the cap on tax liability for non-life insurers, and the expansion of the economic development zone (renamed Empire Zones, effective May 19, 2000) and zone equivalent areas tax credits.

Transfers from other funds to the General Fund consists primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to Local Government Assistance Corporation (see Local Government Assistance Corporation within). Transfers from other funds are expected to total $2.03 billion, or $108 million less than total receipts from this category during the 1999-2000 fiscal year. Total transfers of sale taxes in excess of LGAC debt service requirements are expected to decrease by $74 million, while transfers from all other funds are expected to decrease by $34 million.

Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Miscellaneous receipts are expected to reach $1.34 billion in the 2000-2001 fiscal year, down $309 million from the prior year amount. This reflects the absence in the 2000-2001 fiscal year of non-recurring receipts received in the 1999-2000 fiscal year and the phase-out of the medical provider assessments, completed in January 2000.

Other taxes include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Other tax receipts are projected to total $766 million, $341 million below the 1999-2000 fiscal year level. The primary factors accounting for this decline are legislation enacted previously that repealed both the real property gains tax and the gift tax and significantly reduced estate tax rates, and the incremental effects of tax reductions in the pari-mutuel tax.

Non-recurring Resources. The State Division of the Budget estimates that the 2000-2001 Financial Plan contains new actions in the enacted budget that provide non-recurring resources totaling approximately $36 million, excluding use of the 1999-2000 fiscal year surplus.

Disbursements (May Financial Plan). This section reflects the May Financial Plan's projections of General Fund disbursements and transfers to other funds. Certain Updates follow in the next section. Grants to Local Governments is projected to constitute approximately 68.9 percent of all 2000-2001 fiscal year General Fund disbursements, and includes payments to local governments, non-profit providers and entitlement benefits to individuals. It is projected to be approximately $26.83 billion for the 2000-2001 fiscal year, an increase of $1.2 billion or 4.7 percent from the level for the 1999-2000 fiscal year. Under the 2000-2001 enacted budget, General Fund spending on school aid is projected at $11.47 billion on a State fiscal year basis, an increase of $850 million from the prior year. Spending for Medicaid in 2000-2001 is projected to total $5.59 billion. Welfare spending is projected at $1.20 billion, a decrease of $77 million from the prior year. This decrease results from a projected caseload decline of approximately 65,000 recipients (or 7.4 percent) to an average annual total of approximately 814,000 recipients in 2000-2001. Welfare spending also reflects increased availability of federal Temporary Assistance for Needy Families (TANF) Block Grant funds. Disbursements for all other health and social welfare programs are projected to total approximately $1.93 billion, an increase of $262 million from the prior fiscal year. Unrestricted aid programs to local governments are projected at $923 million, an increase of $98 million from the prior fiscal year. This additional funding includes a 5 percent across-the-board revenue sharing increase for all cities, towns, and villages outside of New York City, and $87 million in additional aid to counties and selected cities, towns, villages, and school districts.

State Operations is projected to constitute approximately 18.3 percent of all 2000-2001 fiscal year General Fund disbursements. State Operations pays for the costs of running the Executive, Legislative and Judicial branches of government, including the prison system, mental hygiene institutions, and the State University system (SUNY). It is projected to be approximately $7.11 billion for the 2000-2001 fiscal year, an increase of $507 million or 7.7 percent above 1999-2000. The 2000-2001 spending estimate, as of May 31, 2000, did not include costs of new labor contracts that have not been approved by the Legislature. These costs will be funded through collective bargaining reserves of $675 million, which are carried separately in the 2000-2001 Financial Plan. The State has reached agreement with most of its major unions on a new four-year labor contract. The 2000-2001 Financial Plan has reserved sufficient moneys for the added costs incurred under collective bargaining agreements, and reserves contained in the preliminary out-year projection for the 2001-2002 fiscal year to cover the projected recurring costs of new agreements. The State's overall workforce is projected to be approximately 195,000 employees at the end of 2000-2001, up about 2,700 from the end of the 1999-2000 fiscal year.

General State Charges is projected to constitute approximately 5.6 percent of all 2000-2001 fiscal year General Fund disbursements. This category accounts for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislature and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. This category also covers State payments-in-lieu of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers. Disbursements in this category are estimated at $2.19 billion, an increase of $104 million from the 1999-2000 fiscal year. This category accounts for debt service on short-term obligations of the State, which consists of interest costs on the State's commercial paper program. The commercial paper program is expected to have a maximum of $45 million outstanding during the 2000-2001 fiscal year, as this program is being replaced with additional variable rate general obligation bonds.

Transfers to Other Funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. State Debt Service is projected to constitute approximately 5.8 percent of all 2000-2001 fiscal year General Fund disbursements. Transfers for Capital Projects and all other transfers are projected to constitute approximately 1.4 percent of all such General Fund disbursements. Long-term debt service transfers are projected at $2.26 billion in the 2000-2001 fiscal year, an increase of $18 million from 1999-2000. Transfers for capital projects are projected to total $234 million in 2000-2001, a decrease of $94 million from the 1999-2000 fiscal year.

Disbursements (Mid-Year Update). General Fund disbursements and transfers to other funds are now projected to total $39.549 billion in 2000-01, an increase of $255 million over the First Quarterly Update projection of $39.294 billion. The entire increase in projected disbursement is attributable to the costs of new labor agreements ratified by State employee unions and approved by the Legislature.

The labor agreements change the disbursement projections for State operations and general State charges, but the costs are financed from existing reserves set aside for this purpose. Spending for State operations is now projected to total $7.624 billion, an increase of $223 million over the First Quarterly Update projection of $7.401 billion. Spending for general State charges has been revised upward by $32 million to total $2.269 billion for the fiscal year.

Unchanged is the July Update's revision to General Fund disbursements for grants to local governments, which are now projected to total $26.87 billion for the fiscal year. The $30 million increase from the May Financial Plan estimate is for assistance to Nassau County in restructuring its finances pursuant to the plan agreed to by the Governor and Legislature in June 2000.

The Mid-Year Update continues to assume a projected $250 million offset in general State charges resulting from the planned dissolution of the Medical Malpractice Insurance Association (MMIA). To date, this transition has not been completed. Legislation passed at the conclusion of the 2000 legislative session extends MMIA for one year to allow the Superintendent of Insurance to conclude a satisfactory dissolution. It is possible the MMIA dissolution will not be concluded in fiscal year 2000-01 and that the projected dissolution value will not meet current expectations.

Future Fiscal Years. State law requires the Governor to propose a balanced budget each year. Preliminary analysis by the State Division of the Budget indicates that the State will have a 2001-2002 fiscal year budget gap of approximately $2 billion, which is comparable with gaps projected following enactment of recent budgets. This estimate includes the projected costs of new collective bargaining agreements, no assumed operating efficiencies, and the planned application of approximately $1.2 billion in STAR tax reduction reserves. In recent years, the State has closed projected budget gaps which have ranged from $5 billion to less than $1 billion (as estimated by the State Division of the Budget).

Special Considerations (May Financial Plan). Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal Government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the State Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The State Financial Plan is based upon forecasts of national and State economic activity. Many uncertainties exist in forecasts of both the national and the State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current or any future fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, potential collective bargaining agreements, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the Federal government, collective bargaining negotiations and changes in the demand for and use of State services.

Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the State's 2000-2001 Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State's 2000-2001 Financial Plan contains projected reserves of $150 million in the 2000-2001 fiscal year for such events, but assumes no significant federal disallowances or other federal actions that could affect State finances (see "Litigation" within).

Additional risks to the 2000-2001 Financial Plan may arise from the enactment of legislation by the U.S. Congress. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 created a new Temporary Assistance to Needy Families program (TANF) partially funded with a fixed federal block grant to states. Congress has recently debated proposals under which the Federal government would take a portion of state reserves from the TANF block grant for use in funding other federal programs. It has also considered proposals that would lower the State's share of mass transit operating assistance. Finally, several proposals to alter federal tax law that have surfaced in recent years could adversely affect State revenues, since many State taxes depend on federal definitions of income. While Congress has not enacted these proposals, it may do so in the future, or it may take other actions that could have an adverse effect on State finances.

The State's 2000-2001 Financial Plan assumes the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

Special Considerations (Mid-Year Update). In October 2000, the federal Health Care Financing Administration issued an interim rule that changes the calculation of the Upper Payment Limit (UPL) methodology. If the rule is adopted, it may result in a phased-in reduction or elimination of federal nursing home Intergovernmental Transfer payments to several states, including New York. A final rule, if any, is not expected to be issued until January 2001. Given the uncertainty over the final content and timing of any change to the UPL methodology, it is not possible to assess the Financial Plan impact, if any, at the time of the mid-year update to the Annual Information Statement.

Tobacco Settlement Proceeds and Uses/HCRA 2000. On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement (MSA) with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent).

The 2000-2001 Financial Plan utilizes certain resources from HCRA 2000, the successor legislation to the Health Care Reform Act of 1996. HCRA continues the negotiated reimbursement system for non-governmental payors, and provides funding for, among other things, graduate medical education, indigent care, and the expansion of health insurance coverage for uninsured adults and children. HCRA 2000 will help finance several health-related programs, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services that were previously funded from the General Fund. Programs under HCRA 2000 will be financed with revenues generated from the financing mechanisms continued from HCRA 1996, a share of the State's tobacco settlement and revenues from an increased excise tax on cigarettes. The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million).

Prior Fiscal Years (GAAP-Basis). GAAP requires fund accounting for all government resources and the modified accrual basis of accounting for measuring the financial position and changes therein of governmental funds. The modified accrual basis of accounting recognizes revenues when they become measurable and available to finance expenditures, and expenditures when a liability to pay for goods or services is incurred or a commitment to make aid payments is made, regardless of when actually paid. There are four GAAP-defined Governmental Fund types. The General Fund is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund. Debt Service Funds account for the accumulation of resources for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements. Capital Project Funds account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds). Special Revenue Funds account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as Federal grants, that are legally restricted to specified purposes.

The State completed its 1999-2000 fiscal year with a combined Governmental Funds operating surplus of $3.03 billion, which included operating surpluses in the General Fund ($2.23 billion), in Special Revenue Funds ($665 million), in Debt Service Funds ($38 million ) and in Capital Projects Funds ($99 million). The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year.

The State completed its 1998-1999 fiscal year with a combined Governmental Funds operating surplus of $1.32 billion, which included operating surpluses in the General Fund ($1.078 billion), in the Debt Service Funds ($209 million) and in the Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million). The State reported an accumulated surplus of $1.645 billion in the General Fund.

Prior Fiscal Years (Cash Basis). Cash basis accounting results in the recording of receipts at the time money or checks are deposited in the State Treasury and the recording of disbursements at the time a check is drawn, regardless of the fiscal period to which the receipts or disbursements relate.

The State ended its 1999-2000 fiscal year on March 31, 2000 in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by the State Division of the Budget. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus. General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over the 1998-1999 fiscal year. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of the 1999-2000 fiscal year to pay for tax refunds in the 2000-2001 fiscal year. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in the 1999-2000 fiscal year, while increasing reported receipts in the 2000-2001 fiscal year. The State reported a General Fund closing cash balance of $892 million. The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of the 1998-1999 fiscal year to pay for tax refunds in the 1999-2000 fiscal year. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in the 1998-1999 fiscal year, while increasing reported receipts in the 1999-2000 fiscal year.

The State ended its 1997-1998 fiscal year balanced on a cash basis, with a reported General Fund cash surplus of $2.04 billion resulting from revenue growth and lower spending on welfare, Medicaid, and other entitlement programs. General Fund receipts and transfers from other funds for the 1997-1998 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over the 1996-1997 fiscal year. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent. The State closed a budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions included cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance 1997-1998 fiscal year spending, control on State agency spending and other actions.

State Retirement Systems (General). The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans. State employees made up about 37 percent of the membership during the 1999-2000 fiscal year. There were 2,859 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to nonteaching employees) and a large number of local authorities of the State. During the 1999-2000 fiscal year, the State paid the System's 1999-2000 estimated bill of $92.7 million.

Assets and Liabilities. The net assets available for benefits as of March 31, 2000 were $128.9 billion (including $2.3 billion in receivables). The present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2000 was $110.8 billion. Under the funding method used by the Systems, the net assets, plus future actuarially determined contributions, are expected to be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.

Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature. As of March 31, 2000, the total amount of outstanding general obligation debt was approximately $4.6 billion, including $45 million in bond anticipation notes. The total amount of moral obligation debt was $594 million (down from $1.39 billion as of March 31, 1998). $27.367 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding (up from $25.902 billion as of March 31, 1999).

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State, LGAC debt and lease purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

The total amount of State-supported debt outstanding grew from 4.13 percent of personal income in the State in the 1990-1991 fiscal year to 5.96 percent for the 1999-2000 fiscal year while State-related debt outstanding declined from
6.75 percent to 6.25 percent of personal income for the same period. Thus, State-supported debt grew at a faster rate than personal income while State-related obligations grew at a slightly slower rate. At the end of the 1999-2000 fiscal year, there was $38.58 billion of outstanding State-related debt and $36.80 billion of outstanding State-supported debt.

During the prior ten years, State-supported long-term debt service increased on an average annual basis by 10.4 percent to $3.67 billion by the 1999-2000 fiscal year while all Governmental Funds receipts increased on an average annual basis of 5.0 percent. The relative comparable growth in receipts and debt service resulted in a general trend of increases in the ratio of debt service to receipts from fiscal year 1990-1991 to fiscal year 1999-2000.

The State Legislature has enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years.

Public Authorities - General. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. As of December 31, 1999, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $95 billion, up from $94 billion as of December 31, 1998.

The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default on their respective obligations.

Long Island Power Authority. Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queens counties, as part of an estimated $7 billion financing plan. As of May 31, 2000, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

Metropolitan Transportation Authority. The MTA oversees the operation of subways and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended upon, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies.

The State's 2000-2001 Enacted Budget provides State assistance to the MTA totaling approximately $1.35 billion and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's $17.1 billion 2000-2004 Capital Program. The capital program assumes the issuance of an estimated $8.9 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, the City, and from various other revenues generated from actions taken by the MTA. In addition, $1.6 billion in State support was projected to be financed using proceeds from State general obligation bonds under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was not approved by the voters in the November 2000 general election. There can be no assurance that all necessary governmental actions for future capital programs will be taken, that other funding sources currently identified will not be decreased or eliminated, or that the 2000-2004 Capital Program (or parts thereof) will not be delayed or reduced.

Ratings. As of December 20, 2000, Moody's and Standard & Poor's rated the State's outstanding general obligation bonds A2 and AA, respectively. Standard & Poor's revised its ratings upward from A to A+ in November 1999. Standard & Poor's again revised its ratings upward from A+ to AA in December 2000. Ratings reflect only the respective views of such organizations. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York Municipal Bonds in which the Fund invests.

Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. The General Purpose Financial Statements for the 1999-2000 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $895 million, of which $132 million was expected to be paid during the 1999-2000 fiscal year.

The State believes that the 2000-2001 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-2001 fiscal year.

In January 2001 the State Supreme Court in Manhattan (trial court) ruled that the State's method of financing public schools is illegal in that, among other things, it deprives New York City students of the education guaranteed by the State Constitution. The State Supreme Court set a September 15 deadline for the State to change the way it finances public education. The Governor has indicated that the State will appeal the decision. The fiscal impact of this decision is not currently ascertainable.

Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State receipts and disbursements for the State's 2000-2001 fiscal year.

To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation (Chapter 84 of the Laws of 2000) creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority may also impose financial plan requirements on Nassau County. The State has appropriated $30 million in transitional assistance to the County for State fiscal year 2000-01, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

In 1998, the total indebtedness of all localities in the State, other than the City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation.

                                  APPENDIX C

               ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of Pennsylvania issuers. The Trust has not independently verified the information.

Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the "City") have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund.

The five-year period ending with fiscal 2000 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation remained relatively low, helping to restrain expenditure growth. Favorable economic conditions helped total revenues and other sources rise at an average annual rate of 5.5% during the five-year period. Taxes increased at an average annual rate of 5.0% during the period. Expenditures and other uses during the fiscal 1996 through fiscal 2000 period rose at 4.5% average annual rate.

The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund totaled $255.4 million for fiscal year 1999 consisting of $105.4 million representing the statutory 15% of the fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9%) above estimate and $61.0 million of non-tax revenue (18.4%) above estimate. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million.

For GAAP purposes, assets increased $1,024 million in fiscal 1999 and liabilities rose $119.5 million. The increase in assets over liabilities for fiscal 1999 caused the fund balance as of June 30, 1999 to increase by $904.5 million over the fund balance as of June 30, 1998. The total fund balance as of June 30, 1999 was $2,863.4. At the end of the 2000 fiscal year the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from fiscal 1999 year-end. The gain was due to higher than anticipated revenues and appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. From that amount $107.7 million was deducted, representing the required transfer of 15% of the surplus to the Tax Stabilization Reserve Fund. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4% ($1,030 million) over the prior fiscal year. Expenditures for the fiscal year (excluding pooled financing expenditures and net of appropriation lapses) were $19,171 million representing a 5.7% ($1,026 million), increase over the prior fiscal year.

For GAAP purposes, assets increased $1,731.4 million in fiscal 2000, chiefly due to higher temporary investments. Liabilities also rose during the period by $331.1 million. Together, these changes produced a $1,400.3 million increase to the fund balance at June 30, 2000. The fund balance at the end of fiscal 2000 was $4,263.6 million, the largest fund balance achieved since audited GAAP reporting was instituted in 1984 for the Commonwealth. The $1,105 million June 30, 2000 balance in the Tax Stabilization Reserve Fund is included in the GAAP basis fund balance for the General Fund. Revenues from taxes and other sources during fiscal 2000 increased 5.9% over the fiscal 1999 level. Expenditures and other uses rose during the fiscal year by 6.8%.

The General Fund budget for the 2001 fiscal year was approved by the General Assembly in May 2000. The enacted budget authorized $19,910.8 million of spending from estimated Commonwealth revenues of $19,314.8 million (net of estimated tax refunds and enacted tax changes and a property tax rebate). A draw down of most of the $610.5 million fiscal 2000 year-end unappropriated balance is intended to fund the $596.0 million difference between estimated revenues and authorized spending. The amount of spending authorized in the enacted budget is 2.5 percent over the total amount of spending authorized for fiscal 2000 of $19,426.3 million. Tax changes enacted for the fiscal 2001 budget and effective during the fiscal year are estimated to reduce Commonwealth revenues to the General Fund by $444.6 million. In addition, a non-recurring state-paid tax rebate to qualifying property owners equal to a portion of their fiscal year 1998-99 school district property taxes was included in the budget. Tax rebate payments to be made during the 2000-01 fiscal year are budgeted in the amount of $330 million.

The estimate in the enacted budget for Commonwealth revenues to be received during fiscal year 2001 is based upon an economic forecast for real gross domestic product to grow at a 3.7% rate from the second quarter of 2000 to the second quarter of 2001. This rate of growth for real gross domestic product represents an expected slow-down in national economic growth compared to the rate of growth in fiscal 2000. The more modest economic growth rate is anticipated to be a response to a slower rate of consumer spending to a level consistent with personal income gains and by smaller increases in business investment as interest rates rise and profit gains are weak. The expected slower economic growth is not expected to cause an appreciable increase in the unemployment rate during the fiscal year. Inflation is expected to remain moderate during the period. Trends for the Pennsylvania economy are expected to maintain their current close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be very close to the national rate. Commonwealth revenues (prior to adjustment for the estimated cost of enacted tax reductions) are projected to increase by 3.2% over fiscal 2000 receipts. Appropriations from Commonwealth funds in the enacted budget for fiscal 2001 are 2.5 percent over fiscal 2000 appropriations.

According to a Pennsylvania Department of Revenue News Release dated December 29, 2000, the state collected $1.6 billion in General Fund revenues in December 2000, which is $68.5 million, or 4.1% less than anticipated. Fiscal year-to-date General Fund collections total $8.8 billion, which meets estimate.

Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

Nonagricultural employment in Pennsylvania over the ten year period that ending in 2000 increased at an annual rate of 0.2%. This compares to a 0.2% rate for the Middle Atlantic region and a 2.0% rate for the United States as a whole during the period 1990 through November 2000. As of November, 2000, the seasonally adjusted unemployment rate in Pennsylvania was 4.2% compared with 4.3% for the Middle Atlantic Region, and 4.0% for the United States as a whole. The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 2000, the Commonwealth had $5,014.9 million of general obligation debt outstanding.

Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the "PHFA"), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

The Commonwealth, through several of its departments and agencies, leases real property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

Certain Commonwealth-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

The Pennsylvania Intergovernmental Cooperation Authority (the "PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on May 16, 2000. No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $959.4 million in Special Revenue bonds outstanding as of June 30, 2000.

There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the Commonwealth:

Dom Giordano v. Tom Ridge, Governor, et al.
In February 1999 Dom Giordano filed a petition for review requesting the Commonwealth Court declare that Chapter 5 (relating to sports facilities financing) of the Capital Facilities Debt Enabling Act ("the Act") violates the Pennsylvania Constitution. The Commonwealth Court dismissed the petitioner's action with prejudice and the Pennsylvania Supreme Court affirmed the Commonwealth Court's decision. The petitioner has filed a petition for a writ of certiorari with the U.S. Supreme Court which was denied on October 10, 2000. County of Allegheny v. Commonwealth of Pennsylvania

In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

The Court appointed a special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators become employees of the Commonwealth pursuant to Phase I of the Interim Report. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of the recommendations for later phases remains pending before the Pennsylvania Supreme Court.

Powell v. Ridge
In March 1998, several residents of the City of Philadelphia on behalf of themselves and their school-aged children, along with the School District of Philadelphia, the Philadelphia Superintendent of Schools, the president of the Philadelphia Board of Education, the City of Philadelphia, the Mayor of Philadelphia, and several membership organizations interested in the Philadelphia public schools, brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education, the chairman of the State Board of Education, and the State Treasurer. The plaintiffs claim that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The plaintiffs asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future and to award counsel fees and costs.

The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S. Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states' immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional.

The District Court found that the plaintiffs had failed to state a claim under the Title VI regulation at issue or under 42 U.S.C. ss.1983 and dismissed the action in its entirety with prejudice. The plaintiffs appealed. In August 1999 the U.S. Court of Appeals for the Third Circuit reversed the District Court's dismissal of the action and remanded the case for further proceedings including the filing of an answer. The defendants and legislator intervenors filed petitions for writ of certiorari with the U.S. Supreme Court. In December 1999, the Supreme Court denied the petitions. In the District Court, the parties began discovery. However, on June 23, 2000, by agreement of the parties, the District Court stayed all proceedings and placed the case in civil suspension until approximately June 8, 2001.

PPG Industries, Inc. v. Commonwealth of Pennsylvania
PPG Industries challenged the Department of Revenue's application of the manufacturing exemption from the capital stock/franchise tax to PPG's headquarters in Pittsburgh, which allowed the exemption only from that portion of PPG's headquarters property and payroll attributable to manufacturing in the Commonwealth. PPG argued that it is entitled to the exemption for all of its headquarters property and payroll attributable to manufacturing, regardless of where the manufacturing takes place. The Commonwealth successfully defended PPG's challenge in the Commonwealth Court.

On PPG's appeal, however, the Pennsylvania Supreme Court reversed the Commonwealth Court, holding that the manufacturing exemption facially discriminates against interstate commerce. The Supreme Court remanded the case to Commonwealth Court to determine whether the capital stock/franchise tax is a "compensatory tax" justifying the discrimination, or failing that, to recommend to the Supreme Court a remedy for the discrimination.

Following briefing and argument by the parties, the Commonwealth Court issued its determination November 30, 1999. After taking judicial notice that the General Assembly is considering legislation to deal with this issue, the Court recommended the following to the Supreme Court: (1) for the duration of the contested period, invalidate the exemption's "within the state" restriction, but only in the limited "headquarters context," and (2) prospectively, invalidate the exemption in its entirety, leaving to the General Assembly the task of amending the statute to restore any exemption it chooses to adopt in a constitutional manner.

The General Assembly subsequently enacted amendments to the Tax Reform Code of 1971, which are intended to cure the constitutional infirmity.

The Supreme Court is considering the Commonwealth Court's recommendation and the position of the parties.

Unisys Corporation v. Commonwealth
The taxpayer challenged the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. The Taxpayer's argument is that because the valuation formula requires the use of consolidated net worth, instead of separate company net worth, and the inclusion of dividends paid by subsidiary corporations, the apportionment factors should also include the property, payroll and sales of the subsidiary corporations, not just those of the taxpayer. The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999. The court sustained the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer's fairness argument which was based on 72 P.S. ss.7401(3)2.(a)(18). The Commonwealth appealed this decision to the Pennsylvania Supreme Court and the taxpayer cross-appealed. Briefs were filed by both parties during 1999. Oral arguments were held in December, 2000.


                                    Part C

                               Other Information
                               -----------------

Item 23.  Exhibits
-------   --------


 1. (a)   Amended and Restated Articles of Incorporation of the Registrant.(3)
 1. (b)   Articles of Amendment reclassifying capital stock as Class A shares.(1)
 1. (c)   Articles Supplementary creating Class B shares of capital stock.(1)
 1. (d)   Articles of Amendment relating to name change of Sentinel Short Maturity Government
          Fund.(2)
 1. (e)   Articles of Amendment relating to name change of Sentinel Small Company Fund.(2)
 1. (f)   Articles of Amendment relating to name change of Sentinel Emerging Growth Fund.(3)
 1. (g)   Articles Supplementary creating Class C shares of capital stock.(1)
 1. (h)   Articles Supplementary creating Class D shares of Sentinel Balanced Fund.(6)
 1. (i)   Articles of Amendment relating to name change of Sentinel Mid Cap Growth.(4)
 1. (j)   Articles Supplementary creating Class A shares and Class B shares of Sentinel Growth
          Index Fund.(5)
 1. (k)   Form of Articles Supplementary creating Class A shares, Class B shares and Class C shares of Sentinel Flex Cap Opportunity Fund.(7)
 1. (l)   Form of Articles Supplementary creating Class C shares of capital stock of Sentinel
          MidCap Growth Fund and Sentinel Growth Index Fund.(10)
 2.       By-Laws of the Registrant, as amended.(1)
 3.       Portion of the Articles of Incorporation and the By-Laws of the Registrant defining the rights of holders of Class A shares of each Fund as series of the Registrant.(11)
 4. (a)   Investment Advisory Agreement between the Registrant and Sentinel Advisors Company
          (the "Advisor"), dated as of March 1, 1993.(10)
 4. (b)   Investment Subadvisory Agreement between the Advisor and INVESCO Capital Management,
          Inc.(8)
 4. (c)   Investment Subadvisory Agreement between the Advisor and Evergreen Investment
          Management Company.(8)
 4. (d)   Investment Advisory Agreement between the Registrant and the Advisor relating to
          Sentinel Growth Index Fund.(5)
 4. (e)   Sub-Investment Advisory Agreement between the Advisor and INVESCO Global Asset
          Management (N.A.), Inc. relating to Sentinel Growth Index Fund.(5)
 4. (f)   Form of Investment Advisory Agreement between the Registrant and the Advisor relating to Sentinel Flex Cap Opportunity Fund. (7)
 4. (g)   Form of Sub-Investment Advisory Agreement between the Advisor and Fred Alger
          Management, Inc. relating to Sentinel Flex Cap Opportunity Fund. (7)
 4. (h)   Investment Advisory Agreement between the Registrant and the Advisor relating to
          Sentinel High Yield Bond Fund, dated as of June 1, 1997.(10)
 5. (a)   Distribution Agreement between the Registrant and Sentinel Financial Services Company
          ("SFSC"), dated as of March 1, 1993.(10)
 5. (b)   Form of Dealer Agreement.(10)
 6.       None.
 7.       Custody Agreement between the Registrant and Investors Fiduciary Trust Company
          ("IFTC"), dated December 1, 1989.(1)
 8. (a)   Dividend Paying Agent Agreement between the Registrant and IFTC, dated December 1,
          1989.(1)
 8. (b)   Service Agreement between Sentinel Administrative Service Corporation and IFTC, dated
          December 1, 1989.(1)
 8. (c)   Administrative Services Agreement between Sentinel Administrative Service Corporation and IFTC, dated December 1, 1989.(1)
 8. (d)   Fund Services Agreement between the Registrant and Sentinel Administrative Services
          Company ("SASC"), dated as of March 1, 1993.(10)
 9.       Opinion of Brown & Wood LLP, counsel to the Registrant.(2)
 10.      Consent of PricewaterhouseCoopers LLP, independent accountants for the Registrant.
 11.(a)   Financial Statements included in Part A:
          - Selected Per Share Data and Ratios for the five years ended November 30, 1999*
 11.(b)   Financial Statements incorporated by reference in Part B:
          - Selected Per Share Data and Ratios for the five years ended November 30, 2000*
          - Statement of Assets and Liabilities at November 30, 2000*
          - Statement of Operations for the year ended November 30, 2000*
          - Statement of Changes in Net Assets for the years ended November 30, 1999 and 1998*
          - Notes to Financial Statements*
          - Report of Independent Accountants*
12.(a)    None.
13.(a)    Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(5)
13.(b)    Amended Class B Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(5)
13.(c)    Amended Class C Distribution Plan pursuant to Rule 12b-1
          under the 1940 Act.(10)
13.(d)    Class D Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(6)
14.       Amended Plan pursuant to Rule 18f-3 under the 1940 Act.(10)
15.(a)    Code of Ethics of Registrant.(10)
15.(b)    Code of Ethics of Advisor.
15.(c)    Code of Ethics of Distributor.
------------------------
(1)      Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement filed on
         January 12, 1998.
(2)      Incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement filed on
         March 28, 1997.
(3)      Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement filed on
         March 29, 1996.
(4)      Incorporated by reference to Post-Effective Amendment 86 to the Registration Statement filed on March
         31, 1999.
(5)      Incorporated by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on June
         30, 1999.
(6)      Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement filed on
         October 28, 1998.
(7)      Incorporated by reference to Post-Effective Amendment No. 88 to the Registration Statement filed on
         December 16, 1999.
(8)      Incorporated by reference to Post-Effective Amendment No. 85 to the Registration Statement filed on
         January 25, 1999.
(9)      Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement filed on
         April 2, 1998.
(10)     Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement filed on
         March 30, 2000.
(11)     Reference is made to Articles Fifth, Sixth, Seventh and Eighth of the Registrant's Articles of Incorporation,
         which is incorporated by reference as it was previously filed as Exhibit 1 to the Registration Statement; and to
         Paragraphs 4 through 12, 35 through 39, 43 through 45, 50 and 52 through 54 of the Registrant's By-Laws, previously filed as Exhibit 2 to the Registration Statement.


* Incorporated by reference to the Registrant's 2000 Annual Report to shareholders filed with the Securities and Exchange Commission for the year ended November 30, 2000 pursuant to Rule 30b2-1 under the Investment Company
Act of 1940, as amended ("1940 Act").



Item 24. Persons Controlled by or under Common Control
         With The Registrant
         ---------------------------------------------

         None.

Item 25. Indemnification
         ---------------

         See paragraphs 3, 4, 5 and 6 of Article SEVENTH of the Amended and Restated Articles of Amendment of the Registrant, incorporated by reference to Exhibit 1(a) to this Registration Statement.

         The existing Advisory Agreements (Exhibit 4 hereof) provides that in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties thereunder on the part of the Advisor, the Advisor shall not be liable to the Registrant or to any shareholder of the Registrant for any act or omission in the course of, or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or selling of any security.

         In addition, the Registrant maintains a directors and officers liability insurance policy with maximum coverage of $15 million under which the directors and officers of the Registrant are named insureds.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for expenses paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless the matter has been settled by controlling precedent in the opinion of its counsel, will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser
         --------------------------------------------------------

         Information on the Advisor is incorporated by reference to the Prospectus included in this Registration Statement.

         Partners of the Advisor
         -----------------------

         Sentinel Management Co. - Managing General Partner
         Sentinel Advisors, Inc. - General Partner
         Provident Mutual Management Co., Inc. - General Partner
         HTK of Delaware, Inc. - General Partner

         Officers of the Advisor
         -----------------------

         Rodney A. Buck, Chief Executive Officer

         David M. Brownlee, Senior Vice President

         Van Harissis, Senior Vice President

         Robert L. Lee, Senior Vice President

         Kenneth J. Hart, Vice President

         Bruce R. Bottamini, Vice President

         Thomas H. Brownell, Vice President

         William C. Kane, Vice President

         Kay L. Edson, Vice President

         Henry J. Restaino, Vice President

         Dean R. Howe, Vice President

         Scott T. Brayman, Vice President

         Daniel J. Manion, Vice President

         Steven P. Flynn, Vice President

         Daniel E. Gass, Vice President

         Stephen S. Rauh, Vice President

         James K. McQueston, Secretary

         Each of the above officers is also an officer or employee of National Life Insurance Company or its subsidiary, National Life Investment Management Company, Inc. The principal business address of each such company is National Life Drive, Montpelier, Vermont 05604.

Item 27. Principal Underwriters
         ----------------------

         (a) The Registrant's principal underwriter, SFSC, also serves as principal underwriter for Sentinel Pennsylvania Tax-Free Trust.

         (b) As to each officer of SFSC:

Name and Principal                               Positions and Offices                  Positions and Offices
Business Address                                       With SFSC                         with the Registrant
----------------                                       ---------                         -------------------
Joseph M. Rob*                              Chief Executive Officer                     President

Paul R. Catalogne*                          Executive Vice President                    None
                                            and Chief Marketing Officer

John M. Grab, Jr.*                          Senior Vice President and                   Vice President
                                            Chief Financial Officer

Sharon E. Bernard                           Treasurer                                   None


----------
*The principal business address of all such persons is National Life Drive,
Montpelier, Vermont 05604.

         (c)      Not applicable.


Item 28. Location of Accounts and Records
         --------------------------------

         The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

         (a)      Sentinel Administrative Service Company
                  National Life Drive
                  Montpelier, Vermont 05604
                  Rule 31a-1(a)
                  Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
                  Rule 31a-2(a)(b)(c)(f)

         (b)      Sentinel Advisors Company
                  National Life Drive
                  Montpelier, Vermont 05604
                  Rule 31a-1(a)(9)(10)(11)
                  Rule 31a-1(d)(f)
                  Rule 31a-2(a)(c)(f)

         (c)      Sentinel Financial Services Company
                  National Life Drive
                  Montpelier, Vermont  05604
                  Rule 31a-1(d)
                  Rule 31a-2(c)


Item 30. Management Services
         -------------------

         Not applicable.


Item 32. Undertakings
         ------------

         Not applicable.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montpelier and State of Vermont, on the 25th day of January, 2001.


                                                  SENTINEL GROUP FUNDS, INC.
                                                        (Registrant)


                                                  By:   /s/ Patrick E. Welch
                                                        --------------------
                                                            Patrick E. Welch
                                                            Chairman

         As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities on the date indicated.

Signature                                             Title                                     Date
---------                                             -----                                     ----


/s/ Patrick E. Welch                                  Chairman                                  January 25, 2001
-----------------------------
Patrick E. Welch                                      (Chief Executive
                                                      Officer)


Richard J.Borda*                                      Director
-----------------------------
Richard J. Borda

Kalman J. Cohen*                                      Director
----------------------------
Kalman J. Cohen

John D. Feerick*                                      Director
-----------------------------
John D. Feerick

Richard J. Johannesen, Jr.*                           Director
---------------------------
Richard J. Johannesen, Jr.

Robert B.Mathias*                                     Director
-----------------------------
Robert B. Mathias

-----------------------------
Keniston P. Merrill                                   Director

Deborah G. Miller*                                    Director
-----------------------------
Deborah G. Miller

John Raisian*                                         Director
-----------------------------
John Raisian


/s/Joseph M. Rob                                      Director                                  January 25, 2001
--------------------------------
Joseph M. Rob


Susan M. Sterne*                                      Director
----------------------------
Susan M. Sterne

Angela E. Vallot*                                     Director
-----------------------------
Angela E. Vallot


/s/John M. Grab, Jr.                                  Vice President                            January 25, 2001
--------------------------------
John M. Grab, Jr.                                     And Principal Financial and
                                                      Accounting Officer

 *By  /s/ Joseph M. Rob                                                                         January 25, 2001
      -------------------
Joseph M. Rob
Attorney-in-Fact



                                 Exhibit Index

Exhibit Number

10                      Consent of PriceWaterhouseCoopers LLP,
                        independent accountants for the Registrant.
15 (b)                  Code of Ethics of Advisor.
15 (c)                  Code of Ethics of Distribution.

                                                                    Exhibit 10



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 90 to the registration statement on Form N-1A ("Registration Statement") of our report dated December 29, 2000, relating to the financial statements and financial highlights which appear in the November 30, 2000 Annual Report to Shareholders of Sentinel Group Funds, Inc., which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the prospectus and under the heading "General Information" in the Statement of Additional Information.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York 10036
January 24, 2001

                                                                Exhibit (15)(b)


               NATIONAL LIFE INVESTMENT MANAGEMENT COMPANY, INC.
                           SENTINEL ADVISORS COMPANY
                          NL CAPITAL MANAGEMENT, INC.

                                CODE OF ETHICS

                      As Amended Through August 15, 2000


                                            Policy Statement

         No director, officer or employee of National Life Investment Management Company, Inc., Sentinel Advisors Company, or NL Capital Management, Inc. (collectively, the "Company") shall have any position with, or a "substantial interest" in, any other business enterprise operated for a profit, the existence of which would conflict, or might conflict, with the proper performance of his/her duties, or responsibilities to the Company or which might tend to affect his/her independence of judgment with respect to transactions between the Company or its investment clients, and such other business enterprise, without prior full and complete disclosure thereof. Each officer or employee who has such a conflicting, or possibly conflicting, interest with respect to any transaction which he/she knows is under consideration by the Company, any affiliate thereof, or its investment clients, is required to make timely disclosure thereof so that it may be part of the Company's consideration of the transaction.

Rules of Conduct

         In order to implement the foregoing Policy Statement but without limiting its intent, the following Rules are adopted:

         1. No officer or employee should accept gifts, gratuities or favors of any kind from any person, firm or corporation doing business, or having the potential to do business with the Company or its investment clients, under any circumstances from which it could be reasonably inferred that the purpose of the gift, gratuity or favor could be to influence the officer or employee in the conduct of Company or affiliated transactions with the donor; provided, however, that this section shall not be interpreted to prohibit (i) allowing business contacts to pay for meals which a officer or employee attends, or (ii) gifts of items with a value not exceeding $100.

         2. Bribes, kickbacks, and other illegal payments to or from any individual with whom the Company does business or hopes to do business, in any form, for any purpose, are absolutely prohibited.

         3. The accuracy and completeness of account entries and classifications are to be strictly maintained at all times. Entries must be made in such a manner that their nature is clearly discernible to management and to the Company's independent auditors.

         4. No officer or employee of the Company shall be a director, officer, associate, partner, agent or employee of any other business enterprise, or shall have any financial interest in any other financial institution, or in any firm with whom the Company or any affiliate does business, without first having secured written permission from the Chief Executive Officer.

         5. Any officer or employee of the Company concerned with investment activities, who has any investment, either directly or indirectly, in any corporation or business enterprise which has a direct placement with the Company or any affiliate, or is under consideration for a direct placement by the Company or any affiliate, or which is under consideration for acquisition by the Company, any affiliate, or any investment client, must make full disclosure of the circumstances of any investment held in such corporation or enterprise to the Chief Executive Officer.

NLIMC/SAC/NLCM
Code of Ethics
Page 2

         6. Officers and employees of the Company shall treat information which they receive about the financial condition and business activities of enterprises being considered for investment as confidential.

         7. No officer or employee of the Company shall knowingly or intentionally trade, directly or indirectly, against the Company's investment clients in any of their respective securities or in any securities which they each may respectively purchase, hold or sell, or, knowingly or intentionally, enter into, advise or permit any security transaction inconsistent with the best interests of the Company's investment clients.

         8. (a) Each director, officer or employee of the Company shall file within ten days after the close of each calendar quarter, with counsel to the Company, a complete and accurate report of all transactions in Covered Securities of which he/she has knowledge, made by or for his/her account or any immediate member of his/her family or any trust, partnership, corporation, syndicate or account as to which he/she, directly or indirectly has control or has participation in investment policies; provided however, any such report may contain a statement that it shall not be construed as an admission that the person making such report has any direct or indirect beneficial ownership in the securities to which the report relates. Every such report shall be dated the date of its submission and shall contain the following information:

               (A) With respect to any transaction during the quarter in a Covered Security in which the reporting person had any direct or indirect ownership:

               (1) The date of the transaction and the title and amount of the security involved;

               (2) The nature. of the transaction (i.e., purchase, sale or other acquisition or disposition);

               (3)  The price at which the transaction was effected; and

               (4) The name of the broker, dealer or bank with or through whom the transaction was effected.

               (B) With respect to any account established by a reporting person during the quarter for the direct or indirect benefit of such person:

               (1) The name of the broker, dealer or bank with whom such person established the account; and

               (2)  The date the account was established.

NLIMC/SAC/NLCM
Code of Ethics
Page 3


               In order to help ensure that all such reports are timely filed, the designated individual will distribute the report forms at least five business days prior to the end of a quarter, with a reminder that the forms are required by law to be submitted to him/her within 10 days after the end of the quarter. In addition, the designated individual shall, on a date not later than seven days after the end of a quarter, determine whether any reports have not yet been submitted, and shall follow up orally with any such person to ensure that his or her report is timely filed. All such reports shall be reviewed by counsel who shall indicate in writing on each form that it has been reviewed by him or her.

                    (b) Each director, officer or employee of the Company
               shall file, within ten days of first becoming an officer, employee, director or trustee, and once per year, the following information (which information, in the case of the annual holdings report, must be current as of a date no more than 30 days before the report is submitted, and in the case of the initial holdings report, must be current as of the date on which the person became an officer, director, trustee or employee of the Company), in a report dated the date of its submission:

                    (A) The title, number of shares and principal amount of
               each Covered Security in which the reporting person had any direct or indirect beneficial ownership;

                    (B) The name of any broker, dealer or bank with whom the
               person maintains an account in which any securities are (or in the case of the initial holdings report, were at the time such person became an officer, director, trustee or employee) held for the direct or indirect benefit of the person.

                    (C) A person need not make a report under paragraph (a) or
               (b) above with respect to transactions effected for, and Covered Securities held in, any account over which the person has no direct or indirect influence or control.

               Each officer or employee of the Company who is required to make such reports in connection with his or her affiliation with Sentinel Group Funds, Inc., shall be excused from making these reports.

         9. Officers and employees of the Company shall not under any circumstances acquire securities in an initial public offering.

         10. Officers and employees of the Company shall not invest in private placements except after having obtained the prior approval of the CEO, which approval will be granted only in exceptional circumstances in which it is clear that the investment opportunity is not appropriate for the Company's Fund clients or will not interfere with a Fund's participation in the investment, and is not being offered to the individual as a result of his or her position with the Company.

         11. Officers and employees of the Company shall not trade in any security on any day that the Company's Fund clients have a pending buy or sell order in the same security, or for seven days thereafter, unless the applicable Fund's portfolio manager has affirmatively advised the keeper of the restricted list that the Fund has completed its trading and that the security should be removed from the restricted list, except that orders to buy or sell on behalf of an index fund client, or actual trades on behalf of an index fund client, shall not be considered for purposes of this paragraph. Furthermore, the period during which trading in a security is prohibited hereunder will extend to a period seven days before a trade in such security by a Fund, if at the time of the personal trade the subsequent trade by a Fund has been identified as reasonably expected by that Fund's portfolio manager.

         12. Officers and employees of the Company shall not be permitted to take a profit from a purchase and sale, or sale and purchase, of the same securities within 60 calendar days. Any profits realized in violation of this restriction shall be disgorged to the Company.

         13. Transactions by officers and employees of the Company in securities which have total market capitalizations of at least $25 billion, in options on such securities, or in options or futures on equity indexes, and which are, in the case of individual stocks and options, in amounts of either 1000 shares or less or $50,000 or less, shall be exempt from the requirements of paragraphs 11 and 12 above. However, such transactions must be pre-cleared as provided in paragraph 15, so as to ensure that the Company is not in possession of material non-public information about the issuer of the security, before the transaction may be effected.

         14. Officers and employees of the Company shall not serve on boards of directors of publicly held companies, in the absence of prior approval from the Chairman and CEO based on a finding that the board service is in the best interests of the Company.

         15. The Company shall have in place at all times procedures under which (a) all securities transactions by its personnel are pre-cleared, (b) its personnel are required to direct their broker to send duplicate copies of confirmations of securities trades to a designated compliance official of the advisor, (c) trades executed after pre-clearance is given are monitored, (d) personal holdings of personnel, not including mutual funds and government securities, are reported annually by all its personnel (such reports may be kept sealed and opened only where there is good reason to investigate an individual's trading activity), and (e) its personnel annually certify compliance with the Company's procedures listed above and its Code of Ethics.

Definitions

         As used herein, the following definitions shall apply:

         1. "Substantial interest" shall mean (a) beneficial ownership of 1% or more of the voting stock of any public corporation; (b) an interest valued at more than $5,000 or an ownership of more than 10% in a closely held corporation; or (c) any interest for gain or profit in any other business or profession with which to his knowledge the Company's investment clients invest in, purchase from or sell to, other than in marketable securities.

         2. "Purchase or sale of a security" includes the writing of an option to purchase or sell a security.

         3. "Security held or to be acquired" by the Company means any security as defined above which is being, or within the past thirty days has been; (a) held by the Company; or (b) considered by the Company or its investment clients for purchase by the Company or by its investment clients.

         4. "Covered Security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing, except that it does not include:

                    (i)   direct obligations of the Government of the United
               States;

                    (ii) bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and

                    (iii) shares issued by open-end mutual funds.

         If you should at any time have any question as to the application of the above, please consult with Counsel to the Company.

                                                                Exhibit (15)(c)



                      SENTINEL FINANCIAL SERVICES COMPANY
                             EQUITY SERVICES, INC.


                                CODE OF ETHICS

                      As amended Through October 13, 2000

Policy Statement

         No director, officer or employee of Sentinel Financial Services Company or Equity Services, Inc.(each, the "Company") shall have any position with, or a "substantial interest" in, any other business enterprise operated for a profit, the existence of which would conflict, or might conflict, with the proper performance of his/her duties or responsibilities to the Company or which might tend to affect his/her independence of judgment with respect to transactions between the Company or the issuers of securities distributed by the Company, and such other business enterprise, without prior full and complete disclosure thereof. Each director, officer or employee who has such a conflicting, or possible conflicting, interest with respect to any transactions which he/she knows is under consideration by the Company, or the issuers of securities distributed by the Company, or any affiliate thereof, is required to make timely disclosure thereof so that it may be part of the Company's consideration of the transaction.

Rules of Conduct

         In order to implement the foregoing Policy Statement but without limiting its intent, the following Rules are adopted:

         1. No director, officer or employee should accept gifts, gratuities or favors of any kind from any person, firm or corporation doing business, or having the potential to do business, with the Company or the issuers of securities distributed by the Company, under any circumstances from which it could be reasonably inferred that the purpose of the gift, gratuity or favor could be to influence the officer or employee in the conduct of Company or affiliated transactions with the donor; provided, however, that this section shall not be interpreted to prohibit (i) allowing business contacts to pay for meals which a officer or employee attends, or (ii) gifts of items with a value not exceeding $50.

         2. Bribes, kickbacks, and other illegal payments to or from any individual with whom the Company does business or hopes to do business, in any form, for any purpose, are absolutely prohibited.

         3. The accuracy and completeness of account entries and classifications are to be strictly maintained at all times. Entries must be made in such a manner that their nature is clearly discernible to management and to the Company's independent auditors.

         4. No director, officer or employee of the Company shall be a director, officer, associate, partner, agent or employee of any other business enterprise, or shall have any financial interest in any other financial institution, or in any firm with whom the Company or any affiliate does business, without first having secured written permission from the Chief Executive Officer.

         5. No director, officer or employee of the Company who receives information on investment matters shall, either directly or indirectly (a) purchase or sell securities where any such purchase or sale is based on information obtained by reason of his/her official position in the Company, unless he/she shall have first secured written permission to make such purchase or sale from the Chief Executive Officer, or (b) invest in any real property in which he/she knows that the Company or any affiliate has, or is considering any investment or a tenancy, or in any real property the value of which may be affected by any action of the Company of which he/she has special knowledge. Notwithstanding the foregoing provisions of 5(a) above, purchases or sales of 1,000 or less share orders of companies whose securities are listed on a registered exchange or quoted daily on NASDAQ shall not be deemed prohibited hereunder.

         6. Directors, officers and employees of the Company shall treat information which they receive about the financial condition and business activities of enterprises being considered for investment as confidential.

         7. No director, officer or employee of the Company shall knowingly or intentionally trade, directly or indirectly, against the Company or against any of the issuers of securities distributed by the Company, in any securities which they each may respectively purchase, hold or sell, or, knowingly or intentionally, enter into, advise or permit any security transaction inconsistent with the best interests of the Company or of any issuers of securities distributed by the Company.

SFSC/ESI
Code of Ethics
Page 2

         8. (a) Each officer or employee (or director, in the case of Equity Services, Inc., if he or she is an Access Person as defined in Rule 17j-1 under the Investment Company Act of 1940) of the Company shall file within ten days after the close of each calendar quarter, with counsel to the Company, a complete and accurate report of all transactions in Covered Securities of which he/she has knowledge, made by or for his/her account or any immediate member of his/her family or any trust, partnership, corporation, syndicate or account as to which he/she, directly or indirectly, has control or has participation in investment policies; provided however, any such report may contain a statement that it shall not be construed as an admission that the person making such report has any direct or indirect beneficial ownership in the Covered Securities to which the report relates. Every such report shall be dated on the date on which it is submitted and shall contain the following information:

         (A) With respect to any transaction during the quarter in a Covered Security in which the reporting person had any direct or indirect ownership:

         (1) The date of the transaction and the title and amount of the security involved;

         (2) The nature of the transaction (i.e., purchase, sale or other acquisition or disposition;

         (3) The price at which the transaction was effected; and

         (4) The name of the broker, dealer or bank with or through whom the transaction was effected.

         (B) With respect to any account established by a reporting person during the quarter for the direct or indirect benefit of such person:

         (1) The name of the broker, dealer or bank with whom such person established the account; and

         (2) The date the account was established.

                 (b) Each officer or employee (or director, in the case of Equity Services, Inc., if he or she is an Access Person as defined in Rule 17j-1 under the Investment Company Act of 1940) of the Company shall file, within ten days of first becoming an officer or employee, and once per year, the following information (which information, in the case of the annual holdings report, must be current as of a date no more than 30 days before the report is submitted, and in the case of the initial holdings report, must be current as of the date on which the person became an officer, director, trustee or employee of the Company), in a report dated the date of its submission:

         (A) The title, number of shares and principal amount of each Covered Security in which the reporting person had any direct or indirect beneficial ownership;

         (B) The name of any broker, dealer or bank with whom the person maintains an account in which any securities are (or in the case of the initial holdings report, were at the time such person became an officer, director, trustee or employee) held for the direct or indirect benefit of the person.

                  (c) A person need not make a report under paragraph (a) or
         (b) above with respect to transactions effected for, and Covered Securities held in, any account over which the person has no direct or indirect influence or control.

         Each officer or employee (or director, in the case of Equity Services, Inc.) of the Company who is required to make such reports in connection with his or her affiliation with Sentinel Group Funds, Inc., shall be excused from making these reports.

SFSC/ESI
Code of Ethics
Page 2

Definitions

As used herein, the following definitions shall apply:

         1. "Substantial interest" shall mean (a) beneficial ownership of 1% or more of the voting stock of any public corporation; (b) an interest valued at more than $5,000 or an ownership of more than 10% in a closely held corporation; or (c) any interest for gain or profit in any other business or profession with which to his knowledge the Company or the issuers of securities distributed by the Company, invest in, purchase from or sell to, other than in marketable securities.

         2. "Purchase or sale of a security" includes the writing of an option to purchase or sell a security.


         3. "Security held or to be acquired" by the Company means any security which is being, or within the past thirty days has been; (a) held by the Company or by the issuers of securities distributed by the Company; or (b) considered by the Company or by the issuers of securities distributed by the Company, for purchase.

         4. "Covered Security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing, except that it does not include:

               (i)   direct obligations of the Government of the United States;

               (ii) bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and

               (iii) shares issued by open-end mutual funds.

         If you should at any time have any question as to the application of the above, please consult with counsel to the Company.